UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05084

Mutual of America Investment Corporation
(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y.			10022
(Address of principal executive offices)			(Zip code)

John R. Greed Senior Executive Vice President and Chief Financial Officer Mutual of America Life Insurance Company 320 Park Avenue New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 224-1600

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2011

Annual Reports of Investment Options Offered by
Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

  320 PARK AVENUE
  NEW YORK NY 10022-6839

February 2012

Dear Contract Owner,

As a valued variable accumulation annuity contract owner, we are pleased to provide you with the annual fund reports for the investment options offered by your contract. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investment options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio's performance as of December 31, 2011. Please note that portfolio performance does not take into account the fees charged by the contract. If these fees had been included, the fund's performance would have been lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for over 65 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to its Mission to offer plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*  While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America's products, they do reflect the Company's ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

DECEMBER 31, 2011

Annual Reports of Mutual of America
Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

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MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the "Investment Company") Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company's funds for the year ended December 31, 2011.

Markets by the Numbers

From a purely academic viewpoint, the behavior of markets in 2011 was fascinating. From the perspective of an investor, the year was frightening and baffling. The closing price of the S&P 500® on December 30, 2011, was 1,257.64, compared to 1,257.60 on December 31, 2010, so returns were absolutely flat on a price basis. The total return of 2.11% was derived entirely from dividends. Yet the S&P 500 was one of the best performing equity indices globally, with only the Philippines and Indonesian markets generating slightly higher returns. Domestically, large cap stocks beat mid-cap and small cap stocks, both of which generated negative total returns. Underscoring the outperformance of large caps in 2011 was the Dow Jones Industrial Average, which generated a total return of over 8%.

During the same period, every domestic bond index outperformed every domestic equity index on a total return basis, except the Dow®. The Barclays Aggregate Fixed Income Index generated a total return of 7.84%, and the Barclays Intermediate and Barclays High Yield indices produced total returns of about 5.00% each. On a longer-term basis, since 2000, the domestic bond aggregate has advanced 37% on a compounded cumulative basis, while domestic equity returns have been flat to down.

Market Outlook Tied to Ongoing Economic Issues

There are several issues behind this market performance. In brief: domestic equity indices outperformed international equity indices because, on a relative basis, U.S. corporate profits remained particularly robust; U.S. economic growth remained positive and accelerated near the end of the year despite remaining painfully slow; and U.S. interest rates were, and are, among the lowest in the world. The outperformance of the domestic bond market indices versus international bond indices was driven by various factors, including: the safe-haven status of U.S. Treasury securities in a period of very high uncertainty; relatively low inflation versus rising inflation abroad, especially in emerging market economies; and concerns regarding the sustainability of domestic and global economic growth.

The outlook for market behavior in 2012 hinges on the unfolding of events around many of the issues that plagued the markets last year, as well as on several new issues on the near-term horizon. The three major issues that roiled markets in 2011, and will likely continue to remain unsettling, are the European sovereign debt crisis, Chinese growth deceleration and recession risk in the United States. Other concerns include: high and rising U.S. sovereign debt; a highly partisan and dysfunctional U.S. government seemingly unable to address this and other pressing concerns; and democratic unrest, rebellion and revolution in key Middle Eastern nations, leading to concerns about disruptions to oil supply and the longer-term impact of geo-political realignments.

While the outcomes of all of these issues are unclear at this time, the issues have been well-documented, debated and discussed. The range of alternative scenarios for each has been fully vetted, as much as current information allows, and markets have accordingly discounted them, at least in terms of the expected outcome. Recent market behavior, both during the fourth quarter of 2011 and so far this year, suggests a cautiously positive consensus — meaning neither doomsday nor boom times are at hand.

One of the supports for expecting a "muddle through" outlook is the U.S. Federal Reserve's continued accommodative stance in a variety of areas. These include continued bond purchases with proceeds of maturing securities in its portfolio; a commitment to keep interest rates at their lows until at least mid-2014; and continued signals that it stands ready to further expand its balance sheet through incremental bond purchases — a program dubbed QE3.

Debt Problems Persist in Europe

In addition to liquidity provided to the global economy through the Federal Reserve, a program recently established by the European Central Bank (ECB) will provide unlimited amounts of liquidity to the European banking system for up to three years. This program is essentially a European version of the TARP plan used to bail out the U.S. banking system beginning in 2008. Also, in situations where European banks need U.S. dollars, the Federal Reserve has provided dollar loans to the ECB to lend to banks in Europe. In addition, the ECB has been buying sovereign bonds in the secondary market in a program established last summer, which has kept the refinancing rates for Italian, Spanish and Portuguese debt at levels below the rates deemed unsustainable (greater than 6%-7%), at least for the time being.

While a facility called the European Financial Stabilization Fund supported by government funding has been established, and pledges by the more solvent nations (e.g., Germany and France) have been made, the amount pledged to the Fund is far too small by itself to stem the tide. Another source of funding to address the crisis is the International Monetary Fund, which got a pledge of $200 billion from its member nations in negotiations in December, and is now attempting to expand that by another $300 billion. The bottom line is that massive liquidity infusions will provide a bulwark against catastrophe for the time being — and more time to work out an ultimate solution — but time is running out. The European situation continues to pose the greatest risk to the global financial and economic system, notwithstanding the progress made so far to stem the tide.

The need for European sovereign nations to institute draconian austerity programs to get their debt problems under control essentially requires a reduction in current government spending programs and precludes the possibility of any fiscal stimulatory measures. As a result, Europe has almost assuredly slid into recession. Because the member states of the European Union depend upon exports to each other, a curtailment of demand in several nations (e.g., Italy, Spain and Portugal) has a cascading effect on even the healthier nations such as Germany and France.

Furthermore, Europe is China's largest export market, which makes China's efforts to slow its own growth over the past year to contain inflation in food and real property markets an even riskier exercise. While the recent data suggest that China is successfully engineering a "soft landing," a worse than expected slowdown in Europe could reduce Chinese economic growth below the 8% threshold generally estimated to be required to support its growing labor force and prevent civil discontent.

U.S. Economy Rallies in 4th Quarter of 2011

During the middle of 2011, one of the key concerns for markets was the possibility that the U.S. economy itself was sliding back into recession. After a strong fourth quarter of 2010, the trend of most economic data signaled a slow deceleration in growth. In addition, reported corporate profits, which had provided the most dramatic indication that at least one component of the economy was doing well, began to decelerate along with future projections.

However, early in the fourth quarter of 2011, the flow of economic data began to show improvement. At first the data were only marginally better, but relative to a trend of expectations that was moving in the direction of a double dip recession, the positive news was magnified. Projections for fourth quarter of 2011 Gross Domestic Product growth began to rise even though profit forecasts continued to decline modestly. Perhaps most importantly, a variety of data points, including weekly unemployment claims numbers and monthly payrolls numbers, strongly suggested that businesses were increasing their rate of hiring. The numbers are still on the weak side, and at the current rate of hiring, it would still take years to attain 2008 levels of employment. But the important thing for recovery is steady improvement on the margin. More jobs means more money to spend, which induces companies to produce more, which in turn leads to more hiring. Thus a virtuous cycle begins. Consumer confidence eventually leads to spending more on the household, and eventually to purchasing a new home. The building of new homes requires more workers, whose newfound earnings add to the spending stream.

While this scenario has not in fact been fully set in motion, the beginnings of a recovery are cropping up across most domestic data series, contrary to expectations only six months ago. However, such a fragile recovery is extremely vulnerable to a slowdown in China and a recession in Europe, each of which provide strong potential headwinds to the nascent strengthening of the U.S. economy.

Obstacles to Growth Remain Formidable

Serious longer-term problems, as well as medium-term disruptions, add further bumps in the road. The U.S. debt issue has not been resolved. The failure of Congress, and its Super Committee, to come up with a grand bargain, means that automatic sequestration of funds (i.e., mandatory budget cuts, half from defense and half from social welfare) begins at the start of 2013 — the same time that the extended Bush tax-cuts are set to expire. Both of these events will present significant fiscal drag on the economy. Thus, the Federal Reserve will likely remain the only source of stimulus to keep the economy going.

In the interim, the U.S. faces a Presidential election in November that will also determine the political composition of the House of Representatives and Senate. This election year promises to be one of the ugliest bipartisan brawls in recent election history. The lines are already clearly drawn, as witnessed by the breakdown of compromise on any issue of substance since the 2010 mid-term elections gave the House to the Republicans and narrowed the Democratic majority in the Senate.

Thus, even with equity markets up around the world in the early weeks of 2012, the impediments to growth remain formidable. Volatility in response to macro events will probably remain the rule for most of the year. But with just modest global growth (1%-2%), and relatively inexpensive valuations in equity markets, a limited advance for stocks is not out of the question. Bonds are likely to return their current yield as longer-term rates remain anchored to very low short-term rates and inflation remains under control. Not exciting news, but better than the next likely scenario, namely, a financial crisis and/or economic collapse.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2011

Equity Index Fund	+ 1.88%
All America Fund	+ 0.24%
Small Cap Value Fund	- 2.46%
Small Cap Growth Fund	- 2.28%
Mid Cap Value Fund	- 2.12%
Mid-Cap Equity Index Fund	- 1.99%
International Fund	-12.60%
Composite Fund	+ 2.84%
Retirement Income Fund	+ 4.72%
2010 Retirement Fund	+ 3.08%
2015 Retirement Fund	+ 2.09%
2020 Retirement Fund	+ 1.55%
2025 Retirement Fund	+ 0.83%
2030 Retirement Fund	+ 0.21%
2035 Retirement Fund	- 0.63%
2040 Retirement Fund	- 1.24%
2045 Retirement Fund	- 1.45%
Conservative Allocation Fund	+ 5.79%
Moderate Allocation Fund	+ 4.19%
Aggressive Allocation Fund	+ 2.31%
Money Market Fund	- 0.17%
Mid-Term Bond Fund	+ 6.34%
Bond Fund	+ 7.30%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages which immediately follow include brief discussions of each Fund's performance for the year ended December 31, 2011, compared with its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund) which illustrate each Fund's respective:

•  Historical total return achieved over specific periods, expressed as an average annual rate and as a cumulative rate;

•  Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

•  Historical performance compared to an appropriate index.

Following the discussions and graphs are graphical representations of the asset allocations of each Fund and an illustration of each Fund's operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages which then follow.

Thank you for your continued investment in our Funds.

Sincerely,

John R. Greed
Chairman of the Board, President
and Chief Executive Officer
Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements, which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

EQUITY INDEX FUND

The Equity Index Fund's objective is to replicate the performance of the S&P 500® Index (the "S&P 500"), which consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock's weight in the index proportionate to its market value. The weightings make each company's influence on the S&P 500's performance directly proportional to that company's market value.

The S&P 500, despite greater than normal volatility and trading in a 300 point range of 1,074-1,370 ended 2011 essentially unchanged (+2.11% including dividends). The major market correction occurred in late July, when over a period of two weeks the S&P 500 sold off almost 18% in reaction to concerns over sovereign defaults in Europe, the potential of a breakup of the European Union and the S&P's credit downgrade of U.S. sovereign debt. Despite no resolution to fiscal concerns in Europe and minimal improvement to domestic economic conditions, the market recovered from its low on October 4, 2011, and rallied 15% into year end. Utilities, Consumer Staples and Health Care were the best performing sectors for the year, returning 14.8%, 10.5% and 10.2%, respectively. Financials and Materials were the worst performing, with returns of -18.4% and -11.6%, respectively.

The Equity Index Fund's performance for the year ended December 31, 2011, was 1.88%, in line with the benchmark return of 2.11%. Note that the Equity Index Fund's performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Equity Index Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,188	1.88%	1.88%
5 Years	$9,756	-2.44%	-0.49%
10 Years	$13,074	30.74%	2.71%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
5 Years	$9,873	-1.27%	-0.26%
10 Years	$13,332	33.32%	2.92%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (the "S&P 500"). The All America Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, using three different investment approaches. The actively managed portion of the All America Fund is close to being equally distributed between large cap stocks and small cap stocks, with the small cap stocks in turn equally distributed between small cap value and small cap growth stocks.

For the year ended December 31, 2011, the S&P 500 of large capitalization stocks increased by 2.11% on a total return basis, while the Russell 2000® Growth Index was down 2.91% and the Russell 2000® Value Index was down 5.50%.

The All America Fund's return for the year ended December 31, 2011, was 0.24% versus the benchmark return of 2.11%. The underperformance of the Fund was the result of the underperformance of all three actively managed components of the fund, namely, Small Cap Value, Small Cap Growth and Large Cap. The Equity Index component also slightly underperformed the index for the period. It should be noted that the S&P 500, the fund's benchmark, outperformed all domestic indexes except the Dow Jones Industrial Average in 2011.

All America Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,024	0.24%	0.24%
5 Years	$9,952	-0.48%	-0.10%
10 Years	$13,347	33.47%	2.93%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
5 Years	$9,873	-1.27%	-0.26%
10 Years	$13,332	33.32%	2.92%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is to outperform the Russell 2000® Value Index. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2011, the Small Cap Value Fund returned -2.46% versus a -5.50% return for the Russell 2000 Value Index. Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Industrials, Energy and Consumer Cyclical, while sectors detracting from Fund performance included Healthcare and REITs.

Small Cap Value Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,754	-2.46%	-2.46%
5 Years	$11,170	11.70%	2.24%
Since 7/1/05 (Inception)	$14,146	41.46%	5.48%

Russell 2000 Value Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,450	-5.50%	-5.50%
5 Years	$9,097	-9.03%	-1.88%
Since 7/1/05 (Inception)	$11,592	15.92%	2.30%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned -2.28% during the year ended December 31, 2011. The Fund's benchmark, the Russell 2000® Growth Index, returned -2.91% for the period.

The Small Cap Growth Fund showed competitive results for 2011, especially when one considers that the Fund's performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark. For the 12-month period, the only three sectors showing positive returns represented in the Russell 2000 Growth® Index were Consumer Staples, Healthcare and Financials. Our best stock selection was in the Industrial, Information Technology and Energy sectors.

Stronger than expected company results rather than the weak macro-economic environment was the predominant factor driving movement in the equity marketplace during the year. On the other hand, higher levels of volatility were again seen in the stock market as European sovereign debt fears heightened.

With our bottom-up stock selection approach, we remain focused on companies that have sustainable top line growth as opposed to those that have benefited from policy stimulus or margin expansion (reduced operating expenses).

Small Cap Growth Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,772	-2.28%	-2.28%
5 Years	$11,423	14.23%	2.70%
Since 7/1/05 (Inception)	$13,876	38.76%	5.16%

Russell 2000 Growth Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,709	-2.91%	-2.91%
5 Years	$11,087	10.87%	2.09%
Since 7/1/05 (Inception)	$13,519	35.19%	4.75%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2011, the Mid Cap Value Fund returned -2.12% versus a -1.38% return for the Russell Midcap Value Index. Adverse stock selection was the primary driver of performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Finance and Technology while sectors detracting from Fund performance included Basic Materials and Utilities.

Mid Cap Value Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,788	-2.12%	-2.12%
5 Years	$9,906	-0.94%	-0.19%
Since 7/1/05 (Inception)	$12,277	22.77%	3.20%

Russell Mid Cap Value Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,862	-1.38%	-1.38%
5 Years	$10,019	0.19%	0.04%
Since 7/1/05 (Inception)	$12,752	27.52%	3.81%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (the "S&P MidCap 400"). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company's influence on the S&P MidCap 400's performance directly proportional to that company's market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The S&P MidCap 400 underperformed the S&P 500® in 2011, a reversal of their respective performance during the prior two years and was driven by investor demand for yield and liquidity. Within the S&P MidCap 400, the Consumer Staples sector was extremely strong, up 21.3%. Similar to their large-cap counterparts, Utilities outperformed and was up 12.5%. Information Technology, Telecom, Energy and Financials were the worst performing sectors with returns of -11.8%, -10.5%, -10.4% and -8%, respectively.

The Mid-Cap Equity Index Fund's performance for the year ended December 31, 2011, was -1.99%, in line with the -1.73% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Mid-Cap Equity Index Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,801	-1.99%	-1.99%
5 Years	$11,608	16.08%	3.02%
10 Years	$19,165	91.65%	6.72%

S & P MidCap 400 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,827	-1.73%	-1.73%
5 Years	$11,772	17.72%	3.32%
10 Years	$19,743	97.43%	7.04%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, in stocks of companies located outside of the United States that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (the "MSCI EAFE® Index"). Currently the International Fund is invested exclusively in exchange traded funds that reflect or closely match the holdings in the MSCI EAFE Index.

For the year ended December 31, 2011, the International Fund returned -12.60%, underperforming the -11.73% return of the benchmark. The fund's benchmark closes earlier in the day than the actual market for the fund's investments. This time lag can result in both positive and negative performance differences. On the last business day of the year, the time lag resulted in the fund underperforming the benchmark.

International Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$8,740	-12.60%	-12.60%
Since 11/5/07 (Inception)	$6,898	-31.02%	-8.54%

MSCI EAFE Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$8,827	-11.73%	-11.73%
Since 11/5/07 (Inception)	$7,009	-29.91%	-8.20%

The line representing the performance return of the International Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND

The Composite Fund invests in a diversified portfolio of common stocks and fixed-income securities, seeking appreciation and current income. The equity portion of the Composite Fund invests in stocks within the S&P 500® Index (the "S&P 500").

For the year ended December 31, 2011, the equity portion of the Fund had a total return of 0.01% (before expenses), underperforming the S&P 500 Index by 210 basis points. The primary reason for underperformance of this portion of the Fund was poor stock selection, especially within the Consumer Discretionary, Telecommunications Services and Healthcare sectors.

The equity portion of the Composite Fund maintains sector weights within plus or minus 100 basis points of the S&P 500 Index and does not take positions in individual stocks with overweights of more than 200 basis points. This structural discipline produces a relatively low-risk portfolio that emphasizes stock selection based on strong fundamental analysis.

For the year ended December 31, 2011, the fixed income portion of the Fund had a total return of 8.12% (before expenses), outperforming the Barclays Aggregate Index by 28 basis points. The fixed income portion of the Fund focused on income and capital preservation.

The Federal Reserve continued to create a low interest rate environment, especially in very short maturities. Consequently, the yield curve remained historically steep and new issues of corporate bonds with intermediate maturities remained in great demand.

The Fund's primary strategy is to maintain a diversified portfolio of higher yielding corporate bonds while keeping the duration slightly short in order to guard against incipient inflation. The corporate bond holdings have relatively short maturities and each represents only a small percentage of the entire portfolio. The focus on income, rather than market volatility, will enable the Fund to provide favorable compounded rates of return over meaningful time periods.

For the year ended December 31, 2011, the Composite Fund returned 3.43% before expenses and 2.84% after expenses compared to the weighted benchmark return of 4.98%, 40% of which is based on the Barclays Capital Aggregate Bond Index and 60% of which is based on the S&P 500. The Fund's underperformance was due entirely to the underperformance of the equity portion of the Fund.

Composite Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,284	2.84%	2.84%
5 Years	$11,171	11.71%	2.26%
10 Years	$14,533	45.33%	3.82%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
5 Years	$9,873	-1.27%	-0.26%
10 Years	$13,332	33.32%	2.92%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
5 Years	$13,699	36.99%	6.50%
10 Years	$17,536	75.36%	5.78%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,008	0.08%	0.08%
5 Years	$10,701	7.01%	1.36%
10 Years	$12,016	20.16%	1.86%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund's target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 38% in the Mid-Term Bond Funds and 7% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Barclays Capital Aggregate Bond Index (68% weighting), the Citigroup 3-Month Treasury Bill Index (7% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2011, the Fund returned 4.72% versus a 6.29% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the Bond Fund and Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the Mid-Cap Equity Index Fund underperforming the S&P 500 Index.

Retirement Income Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,472	4.72%	4.72%
Since 11/5/07 (Inception)	$12,011	20.11%	4.50%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,008	0.08%	0.08%
Since 11/5/07 (Inception)	$10,282	2.82%	0.67%

The line representing the performance return of the Retirement Income Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 59% of net assets in fixed-income funds (approximately 25% in the Bond Fund, 29% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 41% of net assets in equity funds (25% in the Equity Index Fund, 12% in the Mid-Cap Equity Index Fund and 4% in the International Fund).

Performance for the 2010 Retirement Fund is compared to the Barclays Capital Aggregate Bond Index (54% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (41% weighting). For the year ended December 31, 2011, the Fund returned 3.08% versus a 5.66% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International and Mid-Cap Equity Index Funds relative to the S&P 500 Index, and to a lesser extent, the Bond Fund and Mid-Term Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

2010 Retirement Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,308	3.08%	3.08%
Since 11/5/07 (Inception)	$11,277	12.77%	2.93%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,008	0.08%	0.08%
Since 11/5/07 (Inception)	$10,282	2.82%	0.67%

The line representing the performance return of the 2010 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 51% of net assets in equity funds (approximately 29% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 7% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 49% of net assets in fixed-income funds (26% in the Bond Fund, 19% in the Mid-Term Bond Fund and 4% in the Money Market Fund).

Performance for the 2015 Retirement Fund is compared to the S&P 500® Index (51% weighting), the Barclays Capital Aggregate Bond Index (45% weighting) and the Citigroup 3-Month Treasury Bill Index (4% weighting). For the year ended December 31, 2011, the Fund returned 2.09% versus a 5.19% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International, Mid-Cap Equity Index, Small Cap Growth and Small Cap Value Funds relative to the S&P 500 Index, and to a lesser extent, the Bond Fund and Mid-Term Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

2015 Retirement Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,209	2.09%	2.09%
Since 11/5/07 (Inception)	$10,854	8.54%	1.99%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,008	0.08%	0.08%
Since 11/5/07 (Inception)	$10,282	2.82%	0.67%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 61% of net assets in equity funds (approximately 33% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 9% in the International Fund and 4% each in the Small Cap Growth and Small Cap Value Funds) and approximately 39% of net assets in fixed-income funds (25% in the Bond Fund and 14% in the Mid-Term Bond Fund).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (61% weighting) and the Barclays Capital Aggregate Bond Index (39% weighting). For the year ended December 31, 2011, the Fund returned 1.55% versus a 4.91% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International, Mid-Cap Equity Index, Small Cap Growth and Small Cap Value Funds relative to the S&P 500 Index, and to a lesser extent, the Bond Fund and Mid-Term Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

2020 Retirement Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,155	1.55%	1.55%
Since 11/5/07 (Inception)	$10,552	5.52%	1.29%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 71% of net assets in equity funds (approximately 37% in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund, 9% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 29% of net assets in fixed-income funds (22% in the Bond Fund and 7% in the Mid-Term Bond Fund).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (71% weighting) and the Barclays Capital Aggregate Bond Index (29% weighting). For the year ended December 31, 2011, the Fund returned 0.83% versus a 4.27% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International, Mid-Cap Equity Index, Small Cap Growth and Small Cap Value Funds relative to the S&P 500 Index, and to a lesser extent, the Bond Fund and Mid-Term Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

2025 Retirement Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,083	0.83%	0.83%
Since 11/5/07 (Inception)	$10,242	2.42%	0.57%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclays Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 79% of net assets in equity funds (approximately 40% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 21% of net assets in the Bond Fund.

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (79% weighting) and the Barclays Capital Aggregate Bond Index (21% weighting). For the year ended December 31, 2011, the Fund returned 0.21% versus a 3.71% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International, Mid-Cap Equity Index, Small Cap Growth and Small Cap Value Funds relative to the S&P 500 Index, and to a lesser extent, the Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

2030 Retirement Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,021	0.21%	0.21%
Since 11/5/07 (Inception)	$10,124	1.24%	0.30%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 86% of net assets in equity funds (approximately 40% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 12% in the International Fund and 7% each in the Small Cap Growth and Small Cap Value Funds) and approximately 14% of net assets in the Bond Fund.

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (86% weighting) and the Barclays Capital Aggregate Bond Index (14% weighting). For the year ended December 31, 2011, the Fund returned -0.63% versus a 3.20% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International, Mid-Cap Equity Index, Small Cap Growth and Small Cap Value Funds relative to the S&P 500 Index, and to a lesser extent, the Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

2035 Retirement Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,937	-0.63%	-0.63%
Since 11/5/07 (Inception)	$9,770	-2.30%	-0.56%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 89% of net assets in equity funds (approximately 35% in the Equity Index Fund, 24% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 11% of net assets in the Bond Fund.

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (89% weighting) and the Barclays Capital Aggregate Bond Index (11% weighting). For the year ended December 31, 2011, the Fund returned -1.24% versus a 2.98% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International, Mid-Cap Equity Index, Small Cap Growth and Small Cap Value Funds relative to the S&P 500 Index, and to a lesser extent, the Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

2040 Retirement Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,876	-1.24%	-1.24%
Since 11/5/07 (Inception)	$9,784	-2.16%	-0.53%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 90% of net assets in equity funds (approximately 35% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 15% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 10% of net assets in the Bond Fund.

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Barclays Capital Aggregate Bond Index (10% weighting). For the year ended December 31, 2011, the Fund returned -1.45% versus a 2.90% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International, Mid-Cap Equity Index, Small Cap Growth and Small Cap Value Funds relative to the S&P 500 Index, and to a lesser extent, the Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

2045 Retirement Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$9,855	-1.45%	-1.45%
Since 11/5/07 (Inception)	$9,725	-2.75%	-0.67%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
Since 11/5/07 (Inception)	$9,249	-7.51%	-1.86%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
Since 11/5/07 (Inception)	$12,990	29.90%	6.50%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in an equity fund of the Investment Company. The Conservative Allocation Fund's target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond Fund and approximately 45% in the Mid-Term Bond Fund) and approximately 25% of net assets in equity funds (the Equity Index Fund).

Performance for the Conservative Allocation Fund is compared to the Barclays Capital Aggregate Bond Index (75% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2011, the Conservative Allocation Fund returned 5.79% versus a 6.85% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the Bond Fund and Mid-Term Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

Conservative Allocation Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,579	5.79%	5.79%
5 Years	$12,759	27.59%	4.99%
Since 5/20/03 (Inception)	$15,398	53.98%	5.14%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
5 Years	$9,873	-1.27%	-0.26%
Since 5/20/03 (Inception)	$16,255	62.55%	5.80%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
5 Years	$13,699	36.99%	6.50%
Since 5/20/03 (Inception)	$15,332	53.32%	5.09%

The line representing the performance return of the Conservative Allocation Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund's target allocation is approximately 50% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund and approximately 15% of its net assets in the Mid-Cap Equity Index Fund) and approximately 50% of net assets in fixed-income funds (approximately 30% of its net assets in the Bond Fund and approximately 20% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (50% weighting) and the Barclays Capital Aggregate Bond Index (50% weighting). For the year ended December 31, 2011, the Moderate Allocation Fund returned 4.19% versus a 5.57% return for the weighted benchmark. The underperformance of the Fund is mainly attributable to the Mid-Cap Equity Index Fund underperforming the S&P 500 Index, and the Bond Fund and Mid-Term Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

Moderate Allocation Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,419	4.19%	4.19%
5 Years	$12,182	21.82%	4.03%
Since 5/20/03 (Inception)	$16,793	67.93%	6.20%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
5 Years	$9,873	-1.27%	-0.26%
Since 5/20/03 (Inception)	$16,255	62.55%	5.80%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
5 Years	$13,699	36.99%	6.50%
Since 5/20/03 (Inception)	$15,332	53.32%	5.09%

The line representing the performance return of the Moderate Allocation Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund's target allocation is approximately 75% of net assets in equity funds (approximately 45% of its net assets in the Equity Index Fund, approximately 20% of its net assets in the Mid-Cap Equity Index Fund, approximately 5% of its net assets in the Small Cap Value Fund and approximately 5% of its net assets in the Small Cap Growth Fund) and approximately 25% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (75% weighting) and the Barclays Capital Aggregate Bond Index (25% weighting). For the year ended December 31, 2011, the Aggressive Allocation Fund returned 2.31% versus a 3.99% return for the weighted benchmark. The underperformance of the Fund is mainly attributable to the Mid-Cap Equity Index, Small Cap Growth and Small Cap Value Funds underperforming the S&P 500 Index, and the Bond Fund and Mid-Term Bond Fund underperforming the Barclays Capital Aggregate Bond Index.

Aggressive Allocation Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,231	2.31%	2.31%
5 Years	$11,396	13.96%	2.65%
Since 5/20/03 (Inception)	$17,680	76.80%	6.83%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,211	2.11%	2.11%
5 Years	$9,873	-1.27%	-0.26%
Since 5/20/03 (Inception)	$16,255	62.55%	5.80%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
5 Years	$13,699	36.99%	6.50%
Since 5/20/03 (Inception)	$15,332	53.32%	5.09%

The line representing the performance return of the Aggressive Allocation Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MONEY MARKET FUND

The Money Market Fund's investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. The Money Market Fund returned 0.15% before expenses and -0.17% after expenses for the year ended December 31, 2011, compared to a 0.08% return for the Citigroup 3-Month Treasury Bill Index. Note that the performance of the Money Market Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

In 2011, The Federal Open market Committee (FOMC) kept the Fed Funds target rate unchanged at a range of 0 to 0.25%. At its August 9, 2011, meeting, the Fed announced its intention to hold short-term rates at near zero "at least through mid-2013." As a result, the money market sector experienced another year of historically low yields and a shrinking supply of eligible investments. The Fund's strategy will continue to focus on quality and liquidity by investing in high-quality commercial paper, as well as government securities, and maintaining a relatively short weighted average maturity.

The seven-day effective yield as of February 14, 2012, was -0.20%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. government agency securities, which normally yield more than U.S. Treasury issues.

Throughout 2011, the Mid-Term Bond Fund overweighted corporate issues and underweighted U.S. Agencies and Treasuries. This focus will continue for the near future since it provides a greater income benefit than other available investment sectors. The Mid-Term Bond Fund also maintains extreme diversification in its credit exposure in order to minimize event risk.

The Fund's duration remains targeted at 90% of its market benchmark. This serves to dampen price volatility and protect against the effects of prospective inflation. While inflation is still relatively benign, the government's economic stimulus and debt monetization policies are expected to cause an eventual rise in rates.

For the year ended December 31, 2011, the Mid-Term Bond Fund returned 6.34% (after expenses) versus a 5.80% return for the Barclays Capital Intermediate Government/Credit Bond Index. The Fund's emphasis on higher yielding corporate issues was a major contributor to its outperformance.

Mid-Term Bond Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,634	6.34%	6.34%
5 Years	$13,771	37.71%	6.61%
10 Years	$16,666	66.66%	5.24%

Barclays Capital Intermediate

Government/Credit Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,580	5.80%	5.80%
5 Years	$13,305	33.05%	5.88%
10 Years	$16,602	66.02%	5.20%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk by investing primarily in investment grade, publicly traded debt securities. A secondary objective is preservation of capital. The Bond Fund primarily invests in corporate, U.S. government agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

Throughout 2011, the Federal Reserve remained committed to keeping short-term rates low in an effort to stimulate the economy, reliquefy the banking system and support the mortgage market. Longer-term rates also remained at historically low levels. Consequently, longer-term rates also declined to historically low levels and the yield curve remained very steep. However, at the end of December, the difference between two-year and thirty-year government yields had declined to 265 basis points, from 390 basis points at the end of June.

The corporate bond market performed well due to the decline in absolute yields as well as a continuing tightening of the spreads between government and corporate bonds. This was created by a supply/demand imbalance that left investors desperate for quality investments with reasonable income.

The Bond Fund's strategy was to maintain a slightly shorter duration than its benchmark, emphasize relatively short corporate bonds with high yields, establish extreme credit diversification and take a market weight in mortgage-related securities.

The Bond Fund's return for the year ended December 31, 2011, was 7.30% after expenses and 7.90% before expenses. This compares favorably to the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84% for the year. The Fund's emphasis on higher yielding corporate issues was a major contributor to its performance.

Bond Fund

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,730	7.30%	7.30%
5 Years	$13,728	37.28%	6.54%
10 Years	$17,502	75.02%	5.73%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/11	of $10,000	Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
5 Years	$13,699	36.99%	6.50%
10 Years	$17,536	75.36%	5.78%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2011 (Unaudited)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period ending December 31, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Equity Index Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,009.43	$1.16
Hypothetical (5% return before expenses)	$1,000.00	$1,023.71	$1.17

*  Expenses are equal to the Fund's annual expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

All America Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,001.21	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.01	$2.85

*  Expenses are equal to the Fund's annual expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Value Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$987.52	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.58

*  Expenses are equal to the Fund's annual expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$988.44	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.58

*  Expenses are equal to the Fund's annual expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Value Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$989.26	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.29	$3.57

*  Expenses are equal to the Fund's annual expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$989.92	$1.15
Hypothetical (5% return before expenses)	$1,000.00	$1,023.71	$1.17

*  Expenses are equal to the Fund's annual expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

International Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$934.36	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.19

*  Expenses are equal to the Fund's annual expense ratio of 0.43% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Composite Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,014.22	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.01	$2.85

*  Expenses are equal to the Fund's annual expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Retirement Income Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,023.52	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.55

*  Expenses are equal to the Fund's annual expense ratio of 0.50% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2010 Retirement Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,015.41	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*  Expenses are equal to the Fund's annual expense ratio of 0.45% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

2015 Retirement Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,010.48	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*  Expenses are equal to the Fund's annual expense ratio of 0.45% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Fund

Expenses Paid	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,007.78	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*  Expenses are equal to the Fund's annual expense ratio of 0.45% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2025 Retirement Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,004.18	$2.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.24

*  Expenses are equal to the Fund's annual expense ratio of 0.44% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2030 Retirement Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,001.06	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.19

*  Expenses are equal to the Fund's annual expense ratio of 0.43% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

2035 Retirement Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$996.82	$2.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.73	$2.14

*  Expenses are equal to the Fund's annual expense ratio of 0.42% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$993.73	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.19

*  Expenses are equal to the Fund's annual expense ratio of 0.43% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2045 Retirement Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$992.66	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*  Expenses are equal to the Fund's annual expense ratio of 0.45% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Conservative Allocation Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,028.78	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.78	$2.09

*  Expenses are equal to the Fund's annual expense ratio of 0.41% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Moderate Allocation Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,020.91	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$1.99

*  Expenses are equal to the Fund's annual expense ratio of 0.39% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,011.58	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$1.94

*  Expenses are equal to the Fund's annual expense ratio of 0.38% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$999.14	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.30	$1.58

*  Expenses are equal to the Fund's annual expense ratio of 0.31%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Term Bond Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,031.47	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$2.80

*  Expenses are equal to the Fund's annual expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Bond Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1 to December 31, 2011
Actual	$1,000.00	$1,036.16	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$2.80

*  Expenses are equal to the Fund's annual expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (10.4%)
Amazon.com, Inc.*	28,552	$4,942,351
Comcast Corp. Cl A	212,628	5,041,410
Disney (Walt) Co.	146,104	5,478,900
Home Depot, Inc.	119,932	5,041,941
McDonald's Corp.	81,009	8,127,633
Other Securities	2,022,309	68,059,335
		96,691,570
CONSUMER STAPLES (11.2%)
Altria Group, Inc.	162,728	4,824,885
Coca-Cola Co.	178,370	12,480,549
CVS Caremark Corp.	101,748	4,149,283
Kraft Foods, Inc. Cl A	139,196	5,200,363
PepsiCo, Inc.	123,377	8,186,064
Philip Morris Int'l., Inc.	137,820	10,816,114
Proctor & Gamble Co.	216,805	14,463,062
Wal-Mart Stores, Inc.	136,284	8,144,332
Other Securities	839,326	35,284,120
		103,548,772
ENERGY (12.1%)
Chevron Corp.	162,655	17,306,492
ConocoPhillips	107,077	7,802,701
Exxon Mobil Corp.	378,619	32,091,743
Occidental Petroleum Corp.	66,166	6,199,754
Schlumberger Ltd.	110,198	7,527,625
Other Securities	978,323	41,465,019
		112,393,334
FINANCIALS (12.8%)
Bank of America Corp.	795,751	4,424,375
Berkshire Hathaway, Inc. Cl B*	140,635	10,730,451
Citigroup, Inc.	235,819	6,204,398
JPMorgan Chase & Co.	289,455	9,624,379
U.S. Bancorp	148,076	4,005,456
Wells Fargo & Co.	414,078	11,411,990
Other Securities	2,383,374	73,162,918
		119,563,967
HEALTH CARE (11.4%)
Abbott Laboratories	123,157	6,925,118
Amgen, Inc.	59,970	3,850,674
Bristol-Myers Squibb Co.	132,358	4,664,296
Johnson & Johnson	215,571	14,137,146
Merck & Co., Inc.	234,860	8,854,222
Pfizer, Inc.	598,050	12,941,802
UnitedHealth Group, Inc.	82,473	4,179,732
Other Securities	1,138,926	50,554,798
		106,107,788

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
INDUSTRIALS (10.3%)
3M Co.	55,103	$4,503,568
Boeing Co.	57,738	4,235,082
Caterpillar, Inc.	52,284	4,736,930
General Electric Co.	803,271	14,386,584
Union Pacific Corp.	38,142	4,040,763
United Parcel Service, Inc. Cl B	75,124	5,498,326
United Technologies Corp.	73,008	5,336,155
Other Securities	1,109,341	52,411,826
		95,149,234
INFORMATION TECHNOLOGY (18.6%)
Apple, Inc.*	74,641	30,229,605
Cisco Systems, Inc.	431,236	7,796,747
Google, Inc. Cl A*	20,136	13,005,842
Hewlett-Packard Co.	158,288	4,077,499
Int'l. Business Machines Corp.	95,771	17,610,371
Intel Corp.	397,706	9,644,371
Microsoft Corp.	583,810	15,155,708
Oracle Corp.	321,023	8,234,240
QUALCOMM, Inc.	134,071	7,333,684
Visa, Inc. Cl A	39,958	4,056,936
Other Securities	2,153,382	55,570,805
		172,715,808
MATERIALS (3.4%)
Other Securities	717,777	31,160,463
TELECOMMUNICATION SERVICES (3.1%)
AT&T, Inc.	479,395	14,496,905
Verizon Communications, Inc.	223,362	8,961,283
Other Securities	483,370	5,431,861
		28,890,049
UTILITIES (3.7%)
Other Securities	926,391	34,287,896
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $774,859,967) 97.0%		$900,508,881

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.01%	02/09/12 - 04/19/12	$6,100,000	$6,099,798
U.S. GOVERNMENT AGENCIES (1.1%)
FHLB	A-1+	0.01	02/29/12	6,400,000	6,399,949
FHLMC	A-1+	0.02	03/26/12	4,000,000	3,999,807
					10,399,756
COMMERCIAL PAPER (1.1%)
Danaher Corp.†	A-1	0.02	01/03/12	2,110,000	2,109,996
General Electric Capital Corp.	A-1+	0.02 - 0.03	01/23/12 - 01/30/12	8,000,000	7,999,824
					10,109,820
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $26,609,453) 2.9%					26,609,374
TEMPORARY CASH INVESTMENTS (2) (Cost: $291,200) 0.0% (3)					291,200
TOTAL INVESTMENTS (Cost: $801,760,620) 99.9%					927,409,455
OTHER NET ASSETS 0.1%					1,248,928
NET ASSETS 100.0%					$928,658,383

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (6.0%)
Amazon.com, Inc.*	4,459	$771,853
Disney (Walt) Co.	22,873	857,738
McDonald's Corp.	12,645	1,268,673
Starbucks Corp.	9,144	420,715
Other Securities	358,498	11,782,168
		15,101,147
CONSUMER STAPLES (6.5%)
Coca-Cola Co.	27,856	1,949,084
Kraft Foods, Inc. Cl A	21,726	811,683
PepsiCo, Inc.	19,248	1,277,105
Philip Morris Int'l., Inc.	21,494	1,686,849
Proctor & Gamble Co.	33,895	2,261,135
Wal-Mart Stores, Inc.	21,308	1,273,366
Other Securities	172,406	6,913,858
		16,173,080
ENERGY (7.0%)
Apache Corp.	4,893	443,208
Chevron Corp.	25,411	2,703,725
ConocoPhillips	16,734	1,219,407
Exxon Mobil Corp.	59,086	5,008,124
Halliburton Co.	11,283	389,376
Occidental Petroleum Corp.	10,318	966,797
Schlumberger Ltd.	17,229	1,176,913
Other Securities	136,813	5,653,719
		17,561,269
FINANCIALS (7.5%)
Bank of America Corp.	124,197	690,535
Berkshire Hathaway, Inc. Cl B*	21,920	1,672,496
Citigroup, Inc.	36,917	971,286
Goldman Sachs Group, Inc.	6,205	561,118
JPMorgan Chase & Co.	45,233	1,503,997
Simon Property Group, Inc.	3,510	452,579
Wells Fargo & Co.	64,753	1,784,593
Other Securities	385,669	11,039,838
		18,676,442
HEALTH CARE (6.6%)
Abbott Laboratories	19,265	1,083,271
Gilead Sciences, Inc.*	9,498	388,753
Johnson & Johnson	33,693	2,209,587

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
Merck & Co., Inc.	36,758	$1,385,777
Pfizer, Inc.	93,341	2,019,899
UnitedHealth Group, Inc.	12,883	652,910
Other Securities	198,473	8,842,027
		16,582,224
INDUSTRIALS (5.9%)
Boeing Co.	9,051	663,891
Caterpillar, Inc.	8,171	740,293
General Electric Co.	125,592	2,249,353
Precision Castparts Corp.	1,732	285,416
Union Pacific Corp.	5,958	631,191
Other Securities	203,210	10,294,405
		14,864,549
INFORMATION TECHNOLOGY (10.8%)
Apple, Inc.*	11,651	4,718,650
Cisco Systems, Inc.	67,196	1,214,904
EMC Corp.*	25,284	544,617
Google, Inc. Cl A*	3,147	2,032,647
Int'l. Business Machines Corp.	14,946	2,748,265
Intel Corp.	62,125	1,506,531
Microsoft Corp.	91,294	2,369,992
Oracle Corp.	50,120	1,285,578
QUALCOMM, Inc.	20,964	1,146,731
Other Securities	342,251	9,416,057
		26,983,972
MATERIALS (1.9%)
Other Securities	112,074	4,866,401
TELECOMMUNICATION SERVICES (1.8%)
American Tower Corp. Cl A*	4,814	288,888
AT&T, Inc.	74,847	2,263,373
Verizon Communications, Inc.	34,915	1,400,790
Other Securities	71,209	561,880
		4,514,931
UTILITIES (2.1%)
Dominion Resources, Inc.	6,986	370,817
Other Securities	137,617	4,981,359
		5,352,176
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $133,847,345) 56.1%		$140,676,191

	Rating**	Rate	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	A-1+	0.01%	02/09/12 - 04/19/12	$1,000,000	$999,982
U.S. GOVERNMENT AGENCIES (0.2%)
FHLB	A-1+	0.01	02/29/12	500,000	499,992
COMMERCIAL PAPER (0.8%)
General Electric Capital Corp.	A-1+	0.03	01/30/12	2,000,000	1,999,950
TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $3,499,924) 1.4%					3,499,924
TOTAL INDEXED ASSETS (Cost: $137,347,269) 57.5%					$144,176,115

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (3.9%)
Amazon.com, Inc.*	3,603	$623,679
Disney (Walt) Co.	14,336	537,600
Starbucks Corp.	21,172	974,124
Other Securities	392,036	7,561,528
		9,696,931
CONSUMER STAPLES (2.9%)
Kraft Foods, Inc. Cl A	5,189	193,861
PepsiCo, Inc.	9,829	652,154
Philip Morris Int'l., Inc.	11,507	903,069
Proctor & Gamble Co.	15,945	1,063,691
Wal-Mart Stores, Inc.	17,613	1,052,553
Other Securities	111,602	3,373,965
		7,239,293
ENERGY (4.3%)
Apache Corp.	4,731	428,534
Chevron Corp.	6,326	673,086
ConocoPhillips	13,346	972,523
Energy XXI (Bermuda) Ltd.*	25,238	804,588
Exxon Mobil Corp.	25,539	2,164,686
Halliburton Co.	15,737	543,084
McMoRan Exploration Co.*	98,809	1,437,671
Occidental Petroleum Corp.	7,449	697,971
Other Securities	405,592	2,907,405
		10,629,548
FINANCIALS (7.1%)
Bank of America Corp.	52,718	293,112
Berkshire Hathaway, Inc. Cl B*	8,795	671,059
Citigroup, Inc.	13,874	365,025
Goldman Sachs Group, Inc.	4,870	440,394
JPMorgan Chase & Co.	31,400	1,044,050
Simon Property Group, Inc.	5,117	659,786
Wells Fargo & Co.	38,762	1,068,281
Other Securities	729,677	13,020,827
		17,562,534
HEALTH CARE (4.8%)
Abbott Laboratories	7,413	416,833
Gilead Sciences, Inc.*	16,078	658,073
Merck & Co., Inc.	21,999	829,362
Pfizer, Inc.	51,541	1,115,347
UnitedHealth Group, Inc.	9,910	502,239
Other Securities	392,149	8,532,355
		12,054,209

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
INDUSTRIALS (5.2%)
Boeing Co.	10,566	$775,016
Caterpillar, Inc.	7,729	700,247
General Electric Co.	62,144	1,112,999
Precision Castparts Corp.	4,211	693,931
Union Pacific Corp.	3,758	398,123
Other Securities	261,565	9,382,370
		13,062,686
INFORMATION TECHNOLOGY (7.3%)
Apple, Inc.*	5,737	2,323,485
Cisco Systems, Inc.	14,262	257,857
EMC Corp.*	15,865	341,732
Google, Inc. Cl A*	1,426	921,053
Int'l. Business Machines Corp.	6,324	1,162,857
Intel Corp.	19,277	467,467
Microsoft Corp.	32,624	846,919
Oracle Corp.	21,247	544,986
QUALCOMM, Inc.	11,609	635,012
Other Securities	471,458	10,808,926
		18,310,294
MATERIALS (2.5%)
Other Securities	363,852	6,313,464
TELECOMMUNICATION SERVICES (1.0%)
American Tower Corp. Cl A*	10,902	654,229
Verizon Communications, Inc.	12,446	499,334
Other Securities	141,809	1,298,041
		2,451,604
UTILITIES (1.4%)
Dominion Resources, Inc.	9,776	518,910
Other Securities	85,283	2,949,334
		3,468,244
TOTAL ACTIVE ASSETS-COMMON STOCKS (Cost: $89,179,974) 40.4%		$100,788,807
ACTIVE ASSETS:
CONVERTIBLE PREFERRED STOCKS
ENERGY (0.1%)
Energy XXI (Bermuda) Ltd., 7.25%	556	152,650
TOTAL ACTIVE ASSETS-CONVERTIBLE PREFERRED STOCKS (Cost: $55,600) 0.1%		$152,650

	Rating**	Rate	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.2%)
General Electric Capital Corp.	A-1+	0.03%	01/30/12	$3,100,000	$3,099,922
TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $3,099,922) 1.2%					3,099,922
TOTAL ACTIVE ASSETS (Cost: $92,335,496) 41.7%					104,041,379
TEMPORARY CASH INVESTMENTS (2) (Cost: $1,209,500) 0.5%					1,209,500
TOTAL INVESTMENTS (Cost: $230,892,265) 99.7%					249,426,994
OTHER NET ASSETS 0.3%					823,818
NET ASSETS 100.0%					$250,250,812

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.5%)
Dillard's, Inc. Cl A	61,115	$2,742,841
Pep Boys - Manny, Moe & Jack	242,541	2,667,951
Rent-A-Center, Inc.	145,798	5,394,526
Wolverine World Wide, Inc.	80,484	2,868,450
Other Securities	307,853	3,236,006
		16,909,774
CONSUMER STAPLES (1.8%)
Other Securities	363,739	4,568,324
ENERGY (5.2%)
Energy XXI (Bermuda) Ltd.*	114,464	3,649,112
McMoRan Exploration Co.*	470,873	6,851,197
Other Securities	2,258,471	2,954,263
		13,454,572
FINANCIALS (33.8%)
Aspen Insurance Hldgs. Ltd.	95,723	2,536,660
Brookline Bancorp, Inc.	254,994	2,152,149
Cash America Int'l., Inc.	51,395	2,396,549
Colonial Properties Trust	133,963	2,794,468
EastGroup Properties, Inc.	49,299	2,143,521
Ellington Financial LLC	176,181	3,025,028
Equity Lifestyle Properties, Inc.	52,870	3,525,900
FelCor Lodging Trust, Inc.*	768,247	2,343,153
First Niagara Financial Group, Inc.	236,738	2,043,049
Forest City Enterprises, Inc. Cl A*	185,447	2,191,984
Highwoods Properties, Inc.	82,762	2,455,549
Meadowbrook Insurance Group, Inc.	258,827	2,764,272
ProAssurance Corp.	47,058	3,756,170
SeaBright Hldgs., Inc.	402,776	3,081,236
Signature Bank*	48,822	2,928,832
SVB Financial Group*	57,998	2,765,925
Symetra Financial Corp.	246,136	2,232,454
Westamerica Bancorporation	50,335	2,209,707
Other Securities	2,693,213	40,366,192
		87,712,798
HEALTH CARE (5.2%)
Conceptus, Inc.*	173,108	2,188,085
Medicines Co.*	136,200	2,538,768
QLT, Inc.*	406,180	2,924,496
Other Securities	756,891	5,738,678
		13,390,027
INDUSTRIALS (12.7%)
Actuant Corp. Cl A	111,596	2,532,113
Alaska Air Group, Inc.*	38,270	2,873,694

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
AZZ, Inc.	50,076	$2,275,453
Encore Wire Corp.	126,600	3,278,940
Genesee & Wyoming, Inc. Cl A*	75,690	4,585,300
Kaydon Corp.	77,208	2,354,844
Miller Industries, Inc.	173,800	2,733,874
Mueller Industries, Inc.	122,052	4,689,238
Old Dominion Freight Line, Inc.*	124,405	5,042,135
Other Securities	106,658	2,776,449
		33,142,040
INFORMATION TECHNOLOGY (11.2%)
LogMeIn, Inc.*	60,350	2,326,493
Richardson Electronics Ltd.	320,699	3,941,391
Tibco Software, Inc.*	198,243	4,739,990
Other Securities	918,227	18,178,103
		29,185,977
MATERIALS (10.9%)
Boise, Inc.	589,370	4,196,314
Buckeye Technologies, Inc.	74,695	2,497,801
Crown Hldgs., Inc.*	127,843	4,292,968
Innophos Hldgs., Inc.	67,160	3,261,290
Kaiser Aluminum Corp.	75,892	3,481,925
Silgan Hldgs., Inc.	149,949	5,794,028
Other Securities	848,199	4,786,026
		28,310,352
TELECOMMUNICATION SERVICES (0.9%)
Other Securities	219,324	2,362,442
UTILITIES (6.1%)
Avista Corp.	127,493	3,282,945
Idacorp, Inc.	67,739	2,872,811
Northwest Natural Gas Co.	45,577	2,184,506
PNM Resources, Inc.	140,275	2,557,213
Unisource Energy Corp.	81,661	3,014,924
Other Securities	58,513	1,964,867
		15,877,266
TOTAL COMMON STOCKS (Cost: $212,526,255) 94.3%		$244,913,572
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.5%)
Energy XXI (Bermuda) Ltd., 7.25%	4,255	1,168,210
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost: $425,500) 0.5%		$1,168,210

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.0%)
FHLB	A-1+	0.01%	02/29/12	$5,200,000	$5,199,904
COMMERCIAL PAPER (2.9%)
Danaher Corp.†	A-1	0.02	01/03/12	2,500,000	2,499,996
New Jersey Natural Gas	A-1	0.04	01/12/12	5,000,000	4,999,933
					7,499,929
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $12,699,842) 4.9%					12,699,833
TOTAL INVESTMENTS (Cost: $225,651,597) 99.7%					258,781,615
OTHER NET ASSETS 0.3%					733,523
NET ASSETS 100.0%					$259,515,138

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.2%)
AFC Enterprises, Inc.*	187,002	$2,748,929
Denny's Corp.*	677,334	2,546,776
Express, Inc.*	145,304	2,897,362
HSN, Inc.	58,600	2,124,836
Maidenform Brands, Inc.*	129,253	2,365,330
Pep Boys - Manny, Moe & Jack	195,433	2,149,763
Steve Madden Ltd.*	80,331	2,771,420
Other Securities	800,958	12,662,322
		30,266,738
CONSUMER STAPLES (3.5%)
TreeHouse Foods, Inc.*	37,080	2,424,290
Other Securities	303,880	6,977,316
		9,401,606
ENERGY (8.6%)
Carrizo Oil and Gas, Inc.*	86,769	2,286,363
Energy XXI (Bermuda) Ltd.*	149,809	4,775,911
MarkWest Energy Partners LP	47,967	2,641,063
McMoRan Exploration Co.*	525,430	7,645,008
Other Securities	725,309	5,916,782
		23,265,127
FINANCIALS (7.7%)
Colonial Properties Trust	102,770	2,143,782
Signature Bank*	47,019	2,820,670
Other Securities	635,022	15,987,983
		20,952,435
HEALTH CARE (18.7%)
Abiomed, Inc.*	119,150	2,200,701
AMERIGROUP Corp.*	35,150	2,076,662
Cubist Pharmaceuticals, Inc.*	68,586	2,717,377
Cyberonics, Inc.*	97,362	3,261,627
HMS Hldgs. Corp.*	115,085	3,680,418
IPC The Hospitalist Co.*	88,660	4,053,535
Medidata Solutions, Inc.*	118,154	2,569,850
NxStage Medical, Inc.*	140,353	2,495,476
Salix Pharmaceuticals Ltd.*	114,540	5,480,739
SXC Health Solutions Corp.*	38,646	2,182,726
Thoratec Corp.*	67,164	2,254,024
Other Securities	934,301	17,888,135
		50,861,270

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (15.5%)
Astronics Corp.*	88,313	$3,162,489
AZZ, Inc.	66,632	3,027,758
Genesee & Wyoming, Inc. Cl A*	50,781	3,076,313
Old Dominion Freight Line, Inc.*	75,997	3,080,158
Raven Industries, Inc.	73,550	4,552,745
RBC Bearings, Inc.*	56,981	2,376,108
Robbins & Myers, Inc.	55,304	2,685,009
Smith (A.O.) Corp.	52,455	2,104,495
Teledyne Technologies, Inc.*	52,291	2,868,161
Other Securities	756,300	15,287,563
		42,220,799
INFORMATION TECHNOLOGY (22.9%)
Adtran, Inc.	94,026	2,835,824
CommVault Systems, Inc.*	63,129	2,696,871
comScore, Inc.*	113,703	2,410,504
Forrester Research, Inc.*	75,533	2,563,590
Informatica Corp.*	83,536	3,084,984
LogMeIn, Inc.*	113,998	4,394,623
Nanometrics, Inc.*	121,973	2,246,743
Parametric Technology Corp.*	160,877	2,937,614
Rackspace Hosting, Inc.*	66,692	2,868,423
RightNow Technologies, Inc.*	90,696	3,875,440
Other Securities	1,926,857	32,500,300
		62,414,916
MATERIALS (5.3%)
Allied Nevada Gold Corp.*	74,773	2,264,126
Innophos Hldgs., Inc.	82,512	4,006,783
US Gold Corp.*	748,715	2,515,682
Other Securities	129,228	5,519,990
		14,306,581
TELECOMMUNICATION SERVICES (1.8%)
AboveNet, Inc.*	39,704	2,581,157
Consolidated Comms. Hldgs., Inc.	118,819	2,263,502
		4,844,659
UTILITIES (0.8%)
Northwest Natural Gas Co.	45,102	2,161,739
TOTAL COMMON STOCKS (Cost: $218,253,778) 96.0%		$260,695,870

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.1%)
FHLB	A-1+	0.01%	02/29/12	$3,000,000	$2,999,950
COMMERCIAL PAPER (2.6%)
Danaher Corp.†	A-1	0.02	01/03/12	2,000,000	1,999,997
General Electric Capital Corp.	A-1+	0.03	01/30/12	5,000,000	4,999,875
					6,999,872
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $9,999,822) 3.7%					9,999,822
TOTAL INVESTMENTS (Cost: $228,253,600) 99.7%					270,695,692
OTHER NET ASSETS 0.3%					733,047
NET ASSETS 100.0%					$271,428,739

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (9.4%)
CBS Corp. Cl B	19,823	$537,996
Discovery Communications, Inc. Cl A*	6,026	246,885
Discovery Communications, Inc. Cl C*	5,945	224,127
V.F. Corp.	10,322	1,310,788
Other Securities	97,319	2,461,678
		4,781,474
CONSUMER STAPLES (5.8%)
ConAgra Foods, Inc.	32,633	861,511
Dr. Pepper Snapple Group, Inc.	18,290	722,089
J.M. Smucker Co.	7,040	550,317
Ralcorp Hldgs., Inc.*	6,340	542,070
Other Securities	17,042	302,666
		2,978,653
ENERGY (8.1%)
Atwood Oceanics, Inc.*	13,380	532,390
McMoRan Exploration Co.*	73,732	1,072,801
Noble Energy, Inc.	8,725	823,553
Range Resources Corp.	10,621	657,865
Spectra Energy Corp.	18,186	559,220
Other Securities	9,972	462,701
		4,108,530
FINANCIALS (26.6%)
American Financial Group, Inc.	23,401	863,263
Ameriprise Financial, Inc.	16,144	801,388
Aon Corp.	13,623	637,556
BOK Financial Corp.	12,306	675,969
Boston Properties, Inc.	6,058	603,377
Equity Residential	17,622	1,004,983
Everest Re Group Ltd.	5,907	496,720
Host Hotels & Resorts, Inc.	35,760	528,175
People's United Financial, Inc.	42,023	539,996
Public Storage	5,302	712,907
Reinsurance Grp. of America, Inc.	8,980	469,205
StanCorp Financial Group, Inc.	13,389	492,046
Vornado Realty Trust	10,209	784,664
Other Securities	274,585	4,979,070
		13,589,319
HEALTH CARE (6.8%)
AmerisourceBergen Corp.	18,305	680,763
CIGNA Corp.	11,911	500,262

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Mednax, Inc.*	6,570	$473,106
Mettler-Toledo Int'l., Inc.*	3,321	490,545
Other Securities	37,933	1,295,866
		3,440,542
INDUSTRIALS (9.0%)
Joy Global, Inc.	6,515	488,430
Kirby Corp.*	14,332	943,619
Lincoln Electric Hldgs., Inc.	12,450	487,044
Precision Castparts Corp.	6,080	1,001,923
Other Securities	54,654	1,682,332
		4,603,348
INFORMATION TECHNOLOGY (6.8%)
Coherent, Inc.*	10,170	531,586
Tech Data Corp.*	11,900	587,979
Teradata Corp.*	9,866	478,600
Tibco Software, Inc.*	19,740	471,983
Other Securities	82,532	1,370,157
		3,440,305
MATERIALS (7.1%)
Crown Hldgs., Inc.*	43,896	1,474,023
Cytec Industries, Inc.	13,998	625,011
Eastman Chemical Co.	15,226	594,728
Other Securities	29,253	905,880
		3,599,642
TELECOMMUNICATION SERVICES (1.9%)
CenturyLink, Inc.	14,595	542,934
Other Securities	36,802	432,055
		974,989
UTILITIES (12.9%)
Ameren Corp.	22,774	754,503
Atmos Energy Corp.	18,857	628,881
Edison International	19,188	794,383
Entergy Corp.	6,518	476,140
FirstEnergy Corp.	20,317	900,043
Great Plains Energy, Inc.	28,570	622,255
Integrys Energy Group, Inc.	11,119	602,427
ITC Hldgs. Corp.	10,037	761,608
NV Energy, Inc.	41,978	686,340
Other Securities	134,913	352,123
		6,578,703
TOTAL COMMON STOCKS (Cost: $45,584,786) 94.4%		$48,095,505

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.9%)
FHLB	A-1+	0.01 - 0.02%	02/29/12 - 03/23/12	$1,500,000	$1,499,968
COMMERCIAL PAPER (2.0%)
New Jersey Natural Gas	A-1	0.04	01/12/12	1,000,000	999,987
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,499,947) 4.9%					2,499,955
TOTAL INVESTMENTS (Cost: $48,084,733) 99.3%					50,595,460
OTHER NET ASSETS 0.7%					373,084
NET ASSETS 100.0%					$50,968,544

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (12.8%)
Advance Auto Parts, Inc.	34,423	$2,396,874
Gentex Corp.	68,996	2,041,592
LKQ Corp.*	69,018	2,076,061
PetSmart, Inc.	51,883	2,661,079
PVH Corp.	31,694	2,234,110
Tractor Supply Co.	34,265	2,403,690
Other Securities	2,050,089	50,791,474
		64,604,880
CONSUMER STAPLES (4.2%)
Church & Dwight Co., Inc.	67,416	3,084,956
Energizer Hldgs., Inc.*	30,965	2,399,168
Green Mountain Coffee Roasters, Inc.*	67,351	3,020,692
Hansen Natural Corp.*	35,627	3,282,672
Ralcorp Hldgs., Inc.*	25,604	2,189,142
Other Securities	221,208	7,171,909
		21,148,539
ENERGY (7.1%)
Cimarex Energy Co.	42,515	2,631,679
HollyFrontier Corp.	94,992	2,222,813
Oceaneering Int'l., Inc.	50,726	2,339,990
Plains Exploration & Production Co.*	70,352	2,583,325
SM Energy Co.	31,128	2,275,457
Southern Union Co.	59,149	2,490,764
Other Securities	771,083	21,203,567
		35,747,595
FINANCIALS (19.9%)
Affiliated Managers Group, Inc.*	25,239	2,421,682
Essex Property Trust, Inc.	15,558	2,186,055
Everest Re Group Ltd.	25,802	2,169,690
Federal Realty Investment Trust	29,749	2,699,722
New York Community Bancorp, Inc.	205,348	2,540,155
Rayonier, Inc.	56,547	2,523,693
Realty Income Corp.	61,792	2,160,248
SL Green Realty Corp	40,200	2,678,928
The Macerich Co.	61,970	3,135,682
UDR, Inc.	98,057	2,461,231
Other Securities	3,557,475	75,951,836
		100,928,922

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTH CARE (9.8%)
Hologic, Inc.*	125,443	$2,196,507
IDEXX Laboratories, Inc.*	26,704	2,055,140
Mettler-Toledo Int'l., Inc.*	15,398	2,274,439
Schein (Henry), Inc.*	42,521	2,739,628
Vertex Pharmaceuticals, Inc.*	85,530	2,840,451
Other Securities	1,119,334	37,213,674
		49,319,839
INDUSTRIALS (16.4%)
AGCO Corp.*	48,383	2,079,018
AMETEK, Inc.	76,272	3,211,051
Donaldson Co., Inc.	35,679	2,429,026
Kansas City Southern*	52,662	3,581,545
Other Securities	2,112,862	71,757,214
		83,057,854
INFORMATION TECHNOLOGY (15.1%)
Alliance Data Systems Corp.*	23,522	2,442,524
ANSYS, Inc.*	43,408	2,486,410
Avnet, Inc.*	71,063	2,209,349
Equinix, Inc.*	23,262	2,358,767
Lam Research Corp.*	63,078	2,335,148
Rackspace Hosting, Inc.*	48,704	2,094,759
Trimble Navigation Ltd.*	59,696	2,590,806
VeriFone Systems, Inc.*	57,100	2,028,192
Other Securities	3,083,799	57,932,919
		76,478,874
MATERIALS (6.6%)
Albemarle Corp.	42,740	2,201,537
Ashland, Inc.	35,528	2,030,780
Other Securities	877,427	28,985,098
		33,217,415
TELECOMMUNICATION SERVICES (0.5%)
Other Securities	114,459	2,503,334
UTILITIES (5.8%)
Alliant Energy Corp.	52,510	2,316,216
National Fuel Gas Co.	40,267	2,238,040
NSTAR	48,517	2,278,358
OGE Energy Corp.	45,767	2,595,447
Other Securities	783,823	19,696,962
		29,125,023
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $457,610,932) 98.2%		$496,132,275

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (1)	A-1+	0.01%	02/09/12	$1,500,000	$1,499,992
U.S. GOVERNMENT AGENCIES (0.8%)
FHLMC	A-1+	0.02	03/26/12	2,116,000	2,115,897
FNMA	A-1+	0.02	04/02/12	2,000,000	1,999,896
					4,115,793
COMMERCIAL PAPER (0.6%)
Danaher Corp.†	A-1	0.02	01/03/12	3,000,000	2,999,995
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,615,782) 1.7%					8,615,780
TEMPORARY CASH INVESTMENTS (2) (Cost: $95,900) 0.0% (3)					95,900
TOTAL INVESTMENTS (Cost: $466,322,614) 99.9%					504,843,955
OTHER NET ASSETS 0.1%					479,469
NET ASSETS 100.0%					$505,323,424

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (INTERNATIONAL FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
FINANCIALS (99.0%)
iShares MSCI EAFE Growth Index Fund	110,300	$5,736,703
iShares MSCI EAFE Index Fund	151,300	7,493,889
iShares MSCI EAFE Value Index Fund	134,500	5,743,150
Vanguard MSCI EAFE ETF	1,090,000	33,386,700
Vanguard MSCI Europe ETF	246,700	10,220,781
Vanguard MSCI Pacific ETF	116,200	5,529,958
		68,111,181
TOTAL COMMON STOCKS (Cost: $74,170,666) 99.0%		$68,111,181

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.5%)
FHLB	A-1+	0.01%	02/29/12	$1,000,000	$999,981
COMMERCIAL PAPER (2.6%)
General Electric Capital Corp.	A-1+	0.05	02/13/12	1,500,000	1,499,909
Washington Gas Light Co.	A-1	0.10	01/06/12	300,000	299,995
					1,799,904
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,799,887) 4.1%					2,799,885
TOTAL INVESTMENTS (Cost: $76,970,553) 103.1%					70,911,066
OTHER NET ASSETS -3.1%					(2,149,789)
NET ASSETS 100.0%					$68,761,277

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.7%)
Amazon.com, Inc.*	6,415	$1,110,437
Disney (Walt) Co.	25,533	957,488
Starbucks Corp.	37,714	1,735,221
Other Securities	165,239	5,387,973
		9,191,119
CONSUMER STAPLES (6.6%)
PepsiCo, Inc.	17,531	1,163,182
Philip Morris Int'l., Inc.	20,441	1,604,210
Proctor & Gamble Co.	28,418	1,895,765
Tyson Foods, Inc. Cl A	43,674	901,431
Wal-Mart Stores, Inc.	31,370	1,874,671
Other Securities	51,176	3,222,738
		10,661,997
ENERGY (7.8%)
Chevron Corp.	11,238	1,195,723
ConocoPhillips	23,783	1,733,067
Exxon Mobil Corp.	45,484	3,855,224
Halliburton Co.	28,019	966,936
National Oilwell Varco, Inc.	12,603	856,878
Noble Energy, Inc.	10,789	1,018,374
Occidental Petroleum Corp.	13,269	1,243,305
Other Securities	23,654	1,664,558
		12,534,065
FINANCIALS (7.5%)
Berkshire Hathaway, Inc. Cl B*	15,664	1,195,163
Capital One Financial Corp.	25,468	1,077,042
JPMorgan Chase & Co.	56,291	1,871,676
Simon Property Group, Inc.	9,118	1,175,675
Wells Fargo & Co.	69,531	1,916,274
Other Securities	201,778	4,771,703
		12,007,533
HEALTH CARE (6.5%)
Forest Laboratories, Inc.*	28,510	862,713
Gilead Sciences, Inc.*	28,547	1,168,429
Merck & Co., Inc.	39,168	1,476,634

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Pfizer, Inc.	88,677	$1,918,970
UnitedHealth Group, Inc.	17,636	893,792
Other Securities	95,368	4,143,139
		10,463,677
INDUSTRIALS (6.4%)
Boeing Co.	18,817	1,380,227
Caterpillar, Inc.	13,700	1,241,220
General Electric Co.	110,675	1,982,189
Precision Castparts Corp.	7,503	1,236,419
Other Securities	71,517	4,447,456
		10,287,511
INFORMATION TECHNOLOGY (10.5%)
Apple, Inc.*	10,220	4,139,098
Google, Inc. Cl A*	2,552	1,648,337
Int'l. Business Machines Corp.	11,258	2,070,121
Microsoft Corp.	58,119	1,508,769
Oracle Corp.	37,839	970,570
QUALCOMM, Inc.	20,694	1,131,962
Other Securities	184,824	5,515,171
		16,984,028
MATERIALS (2.2%)
Other Securities	86,992	3,499,995
TELECOMMUNICATION SERVICES (1.9%)
American Tower Corp. Cl A*	19,306	1,158,553
CenturyLink, Inc.	17,770	661,044
Verizon Communications, Inc.	21,491	862,219
Other Securities	167,875	392,828
		3,074,644
UTILITIES (1.9%)
Dominion Resources, Inc.	17,411	924,176
Other Securities	52,746	2,095,952
		3,020,128
TOTAL COMMON STOCKS (Cost: $83,091,424) 57.0%		$91,724,697

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (5.8%)
U.S. Treasury Strip	AA+	0.00%	08/15/21 - 11/15/21	$11,350,000	$9,269,087
U.S. GOVERNMENT AGENCIES (13.9%)
MORTGAGE-BACKED OBLIGATIONS (13.9%)
FHARM	AA+	4.64 - 5.77	02/01/36 - 09/01/39	925,219	989,908
FHLMC	AA+	4.00 - 6.00	09/01/16 - 06/01/17	1,787,471	1,913,369
FNMA	AA+	3.50 - 8.00	04/01/18 - 12/25/49	15,019,791	16,308,096
GNMA (4)	AA+	3.50 - 7.00	04/15/31 - 08/15/41	2,614,481	2,825,280
Other Securities				366,374	406,559
					22,443,212
CORPORATE DEBT (19.1%)
CONSUMER DISCRETIONARY (2.3%)
Other Securities				3,600,000	3,763,220
CONSUMER STAPLES (0.8%)
Other Securities				1,150,000	1,259,140
ENERGY (4.6%)
National Oilwell Varco, Inc.	BBB+	6.13	08/15/15	250,000	255,933
Noble Corp	BBB+	7.50	03/15/19	800,000	1,016,348
Seariver Maritime, Inc.	AAA	0.00	09/01/12	3,000,000	2,978,635
Other Securities				2,990,000	3,176,182
					7,427,098
FINANCIALS (6.4%)
Ally Financial, Inc.	B+	0.00	12/01/12	2,500,000	2,349,995
First Horizon National Corp.	BB+	4.50	05/15/13	1,500,000	1,504,828
Other Securities				6,247,000	6,461,008
					10,315,831
HEALTH CARE (1.4%)
Other Securities				2,050,000	2,190,206
INDUSTRIALS (1.3%)
Other Securities				2,000,000	2,047,495
INFORMATION TECHNOLOGY (0.1%)
Other Securities				100,000	103,009
MATERIALS (1.1%)
Geon Co.	BB-	7.50	12/15/15	1,000,000	1,022,500
Other Securities				778,000	812,540
					1,835,040
TELECOMMUNICATION SERVICES (0.3%)
CenturyLink, Inc.	BB	5.00	02/15/15	500,000	505,890
UTILITIES (0.8%)
Other Securities				1,250,000	1,330,530
TOTAL LONG-TERM DEBT SECURITIES (Cost: $57,742,982) 38.8%					62,489,758

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.4%)
General Electric Capital Svcs.	A-1+	0.21%	02/15/12	$3,000,000	$2,999,194
New Jersey Natural Gas	A-1	0.04	01/12/12	2,500,000	2,499,967
					5,499,161
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,499,161) 3.4%					5,499,161
TEMPORARY CASH INVESTMENTS (2) (Cost: $786,000) 0.5%					786,000
TOTAL INVESTMENTS (Cost: $147,119,567) 99.7%					160,499,616
OTHER NET ASSETS 0.3%					552,905
NET ASSETS 100.0%					$161,052,521

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (RETIREMENT INCOME FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.1%)	5,044,123	$7,005,782
Equity Index Fund (20.5%)	2,308,823	4,773,302
Mid-Cap Equity Index Fund (5.3%)	854,344	1,225,814
Mid-Term Bond Fund (37.7%)	8,281,898	8,776,402
Money Market Fund (6.4%)	1,237,225	1,487,789
TOTAL INVESTMENTS (Cost: $22,939,126) 100.0%		$23,269,089
OTHER NET ASSETS		—
NET ASSETS 100.0%		$23,269,089

MUTUAL OF AMERICA INVESTMENT CORPORATION (2010 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.2%)	3,726,746	$5,176,077
Equity Index Fund (25.3%)	2,524,877	5,219,977
International Fund (3.3%)	1,123,997	673,357
Mid-Cap Equity Index Fund (14.7%)	2,108,158	3,024,787
Mid-Term Bond Fund (27.1%)	5,264,007	5,578,316
Money Market Fund (4.4%)	756,310	909,479
TOTAL INVESTMENTS (Cost: $19,420,453) 100.0%		$20,581,993
OTHER NET ASSETS		—
NET ASSETS 100.0%		$20,581,993

MUTUAL OF AMERICA INVESTMENT CORPORATION (2015 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.4%)	16,648,247	$23,122,751
Equity Index Fund (30.3%)	13,328,070	27,554,692
International Fund (6.6%)	9,962,135	5,968,056
Mid-Cap Equity Index Fund (11.6%)	7,357,824	10,557,014
Mid-Term Bond Fund (18.2%)	15,594,319	16,525,440
Money Market Fund (3.6%)	2,724,570	3,276,352
Small Cap Growth Fund (2.2%)	1,726,847	2,009,109
Small Cap Value Fund (2.1%)	1,647,697	1,924,313
TOTAL INVESTMENTS (Cost: $84,001,126) 100.0%		$90,937,727
OTHER NET ASSETS		—
NET ASSETS 100.0%		$90,937,727

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (2020 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.4%)	20,757,496	$28,830,086
Equity Index Fund (34.7%)	19,798,744	40,932,280
International Fund (7.7%)	15,118,307	9,056,984
Mid-Cap Equity Index Fund (11.4%)	9,401,724	13,489,603
Mid-Term Bond Fund (13.3%)	15,765,904	15,647,561
Small Cap Growth Fund (4.3%)	4,392,201	5,110,128
Small Cap Value Fund (4.2%)	4,211,173	4,918,149
TOTAL INVESTMENTS (Cost: $110,069,909) 100.0%		$117,984,791
OTHER NET ASSETS		—
NET ASSETS 100.0%		$117,984,791

MUTUAL OF AMERICA INVESTMENT CORPORATION (2025 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.8%)	16,405,751	$22,785,947
Equity Index Fund (39.1%)	20,718,739	42,834,294
International Fund (7.7%)	14,062,436	8,424,440
Mid-Cap Equity Index Fund (15.5%)	11,818,241	16,956,824
Mid-Term Bond Fund (6.3%)	6,555,537	6,946,961
Small Cap Growth Fund (5.4%)	5,049,762	5,875,171
Small Cap Value Fund (5.2%)	4,850,968	5,665,353
TOTAL INVESTMENTS (Cost: $101,477,514) 100.0%		$109,488,990
OTHER NET ASSETS		—
NET ASSETS 100.0%		$109,488,990

MUTUAL OF AMERICA INVESTMENT CORPORATION (2030 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.3%)	13,219,606	$18,360,710
Equity Index Fund (40.3%)	17,596,174	36,378,647
International Fund (8.6%)	12,883,492	7,718,165
Mid-Cap Equity Index Fund (18.2%)	11,418,424	16,383,166
Small Cap Growth Fund (6.4%)	4,985,496	5,800,401
Small Cap Value Fund (6.2%)	4,789,587	5,593,668
TOTAL INVESTMENTS (Cost: $83,239,896) 100.0%		$90,234,757
OTHER NET ASSETS		—
NET ASSETS 100.0%		$90,234,757

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (2035 RETIREMENT FUND)
  PORTFOLIO OF INVESTMENTS IN SECURITIES
  December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (13.3%)	6,628,806	$9,206,749
Equity Index Fund (40.4%)	13,474,516	27,857,457
International Fund (10.3%)	11,841,371	7,093,857
Mid-Cap Equity Index Fund (21.3%)	10,246,355	14,701,480
Small Cap Growth Fund (7.5%)	4,462,405	5,191,808
Small Cap Value Fund (7.2%)	4,281,794	5,000,625
TOTAL INVESTMENTS (Cost: $63,378,551) 100.0%		$69,051,976
OTHER NET ASSETS		—
NET ASSETS 100.0%		$69,051,976

MUTUAL OF AMERICA INVESTMENT CORPORATION (2040 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.0%)	4,902,414	$6,808,963
Equity Index Fund (35.3%)	10,620,543	21,957,102
International Fund (12.0%)	12,462,988	7,466,252
Mid-Cap Equity Index Fund (24.8%)	10,719,361	15,380,150
Small Cap Growth Fund (8.6%)	4,577,767	5,326,025
Small Cap Value Fund (8.3%)	4,395,657	5,133,605
TOTAL INVESTMENTS (Cost: $57,185,133) 100.0%		$62,072,097
OTHER NET ASSETS		—
NET ASSETS 100.0%		$62,072,097

MUTUAL OF AMERICA INVESTMENT CORPORATION (2045 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.0%)	5,440,772	$7,556,688
Equity Index Fund (35.4%)	12,946,411	26,765,643
International Fund (13.0%)	16,330,620	9,783,250
Mid-Cap Equity Index Fund (20.6%)	10,844,213	15,559,288
Small Cap Growth Fund (10.7%)	6,933,039	8,066,279
Small Cap Value Fund (10.3%)	6,670,741	7,790,631
TOTAL INVESTMENTS (Cost: $69,668,921) 100.0%		$75,521,779
OTHER NET ASSETS		—
NET ASSETS 100.0%		$75,521,779

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.6%)	14,079,778	$19,555,404
Equity Index Fund (26.2%)	8,357,744	17,278,950
Mid-Term Bond Fund (44.2%)	27,592,737	29,240,272
TOTAL INVESTMENTS (Cost: $62,732,827) 100.0%		$66,074,626
OTHER NET ASSETS		—
NET ASSETS 100.0%		$66,074,626

MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.2%)	38,253,287	$53,129,989
Equity Index Fund (36.3%)	31,933,931	66,020,783
Mid-Cap Equity Index Fund (15.1%)	19,213,327	27,567,301
Mid-Term Bond Fund (19.4%)	33,316,638	35,305,942
TOTAL INVESTMENTS (Cost: $168,038,603) 100.0%		$182,024,015
OTHER NET ASSETS		—
NET ASSETS 100.0%		$182,024,015

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	27,325,500	$37,952,388
Equity Index Fund (46.0%)	35,250,175	72,876,846
Mid-Cap Equity Index Fund (19.9%)	21,982,548	31,540,581
Small Cap Growth Fund (5.1%)	6,875,960	7,999,871
Small Cap Value Fund (5.0%)	6,780,543	7,918,868
TOTAL INVESTMENTS (Cost: $148,783,971) 100.0%		$158,288,554
OTHER NET ASSETS		—
NET ASSETS 100.0%		$158,288,554

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.8%)
U.S. Treasury Bill	A-1+	0.01%	03/01/12	$4,800,000	$4,799,958
U.S. GOVERNMENT AGENCIES (24.2%)
FHLB	A-1+	0.01	02/03/12	245,000	244,999
FHLB	A-1+	0.01	02/08/12	200,000	199,998
FHLB	A-1+	0.01	02/17/12	1,200,000	1,199,984
FHLB	A-1+	0.01	02/22/12	250,000	249,996
FHLB	A-1+	0.01	02/29/12	9,600,000	9,599,937
FHLMC	A-1+	0.01	01/30/12	200,000	199,999
FNMA	A-1+	0.01	03/07/12	3,100,000	3,099,830
FNMA	A-1+	0.03	03/28/12	9,500,000	9,499,295
					24,294,038
COMMERCIAL PAPER (71.0%)
Becton, Dickinson & Co.	A-1	0.08	01/30/12	3,900,000	3,899,740
Chevron Corp.	A-1+	0.02	01/06/12	3,900,000	3,899,987
Coca-Cola Co.†	A-1	0.05	01/18/12	392,000	391,990
Coca-Cola Co.†	A-1	0.10	01/26/12	1,300,000	1,299,621
Coca-Cola Co.†	A-1	0.10	02/22/12	500,000	499,926
Coca-Cola Co.†	A-1	0.11	01/12/12	1,750,000	1,749,804
Danaher Corp.†	A-1	0.02	01/03/12	3,000,000	2,999,995
Dell, Inc.†	A-1	0.15	02/28/12	3,700,000	3,698,232
Disney (Walt) Co.†	A-1	0.06	02/15/12	2,000,000	1,999,847
eBay, Inc.†	A-1	0.04	01/11/12	500,000	499,994
Emerson Electric Co.†	A-1	0.06	02/17/12	2,200,000	2,199,824
Emerson Electric Co.†	A-1	0.07	02/01/12	1,700,000	1,699,894
Exxon Mobil Corp.	A-1+	0.03	01/04/12	3,900,000	3,899,987
General Electric Capital Svcs.	A-1+	0.06	02/06/12	900,000	899,945
General Electric Capital Svcs.	A-1+	0.08	02/28/12	200,000	199,974
General Electric Capital Svcs.	A-1+	0.18	01/12/12	2,800,000	2,799,997
IBM Corp.†	A-1	0.05	01/25/12	3,900,000	3,899,865
Medtronic, Inc.†	A-1+	0.08	02/09/12	2,800,000	2,798,328
Nestle Capital Corp.†	A-1+	0.07	03/01/12	500,000	499,501
Nestle Capital Corp.†	A-1+	0.07	03/05/12	3,000,000	2,996,935
NetJets, Inc.†	A-1+	0.08	01/06/12	1,000,000	999,987
New Jersey Natural Gas	A-1	0.07	01/03/12	2,000,000	1,999,988
New Jersey Natural Gas	A-1	0.07	01/10/12	2,000,000	1,999,961
PepsiCo, Inc.†	A-1	0.03	01/13/12	3,761,000	3,760,959
Private Export Funding Corp.†	A-1	0.10	02/13/12	3,500,000	3,498,387
Private Export Funding Corp.†	A-1	0.10	02/14/12	500,000	499,749
Procter & Gamble Co.†	A-1+	0.10	02/27/12	4,000,000	3,996,559
Toyota Motor Credit Corp.	A-1+	0.20	02/22/12	930,000	929,726
Toyota Motor Credit Corp.	A-1+	0.26	01/05/12	3,013,000	3,012,964
Unilever Capital Corp.†	A-1	0.06	01/06/12	4,000,000	3,999,960
Washington Gas Light Co.	A-1	0.08	01/03/12	250,000	249,998
Washington Gas Light Co.	A-1	0.08	01/06/12	3,700,000	3,699,951
					71,481,575
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $100,585,352) 100.0%					100,575,571

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

Value
TEMPORARY CASH INVESTMENTS (2) (Cost: $15,600) 0.0% (3)	$15,600
TOTAL INVESTMENTS (Cost: $100,600,952) 100.0%	100,591,171
OTHER NET ASSETS 0.0% (3)	52
NET ASSETS 100.0%	$100,591,223

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (44.7%)
U.S. Treasury Note	AA+	1.00 - 3.25%	03/31/15 - 05/15/19	$76,500,000	$82,375,814
U.S. Treasury Strip	AA+	0.00	08/15/17 - 08/15/18	75,000,000	69,073,540
					151,449,354
U.S. GOVERNMENT AGENCIES (14.0%)
MORTGAGE-BACKED OBLIGATIONS (0.2%)
FNMA	AA+	6.00 - 8.00	09/01/12 - 06/01/17	4,337	4,509
Other Securities				527,619	535,756
					540,265
NON-MORTGAGE-BACKED OBLIGATIONS (13.8%)
FFCB	AA+	4.95 - 5.10	08/05/13 - 10/10/14	17,500,000	19,350,580
FHLB	AA+	1.38	05/28/14	17,000,000	17,335,014
FNMA	AA+	1.25	02/27/14	10,000,000	10,144,580
					46,830,174
CORPORATE DEBT (39.4%)
CONSUMER DISCRETIONARY (2.7%)
AutoZone, Inc.	BBB	4.00 - 6.50	01/15/14 - 11/15/20	1,700,000	1,815,702
Whirlpool Corp.	BBB-	5.50 - 6.50	03/01/13 - 06/15/16	1,350,000	1,428,754
Other Securities				5,667,000	5,939,598
					9,184,054
CONSUMER STAPLES (2.8%)
Anheuser-Busch Cos., Inc.	A-	4.38 - 4.70	04/15/12 - 01/15/13	1,100,000	1,135,584
Avon Products, Inc.	BBB+	4.20	07/15/18	1,800,000	1,802,731
Hershey Co.	A	4.85 - 5.00	04/01/13 - 08/15/15	1,000,000	1,083,232
Other Securities				5,200,000	5,434,093
					9,455,640
ENERGY (3.5%)
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,625,460
Enbridge, Inc.	A-	5.80	06/15/14	1,065,000	1,168,897
Sunoco, Inc.	BB+	4.88 - 9.63	10/15/14 - 01/15/17	1,290,000	1,361,916
Transocean, Inc.	BBB-	1.50	12/15/37	1,200,000	1,179,000
Other Securities				6,250,000	6,572,459
					11,907,732
FINANCIALS (14.3%)
Block Financial LLC	BBB	5.13 - 7.88	01/15/13 - 10/30/14	1,500,000	1,535,858
Caterpillar Financial Services	A	6.13	02/17/14	1,000,000	1,107,177
Citigroup, Inc.	BBB+	5.63	08/27/12	1,500,000	1,522,655
CNA Financial Corp.	BBB-	5.85 - 6.50	12/15/14 - 08/15/16	1,200,000	1,292,397
HCP, Inc.	BBB	5.65 - 6.00	12/15/13 - 01/30/17	1,750,000	1,878,327
Health Care REIT, Inc.	BBB-	3.63	03/15/16	1,500,000	1,476,236
Kemper Corp.	BBB-	6.00	11/30/15	1,500,000	1,569,417
KeyCorp	BBB+	6.50	05/14/13	1,050,000	1,110,895
Mack-Cali Realty LP	BBB	5.80	01/15/16	1,000,000	1,079,194
ProLogis LP	BBB-	6.63	05/15/18	1,500,000	1,629,056
Raymond James Financial, Inc.	BBB	4.25	04/15/16	1,600,000	1,634,594
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,632,488
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	1,650,000	1,626,151
Simon Property Group LP	A-	2.80	01/30/17	1,500,000	1,532,148
SLM Corp.	BBB-	5.00 - 5.40	06/15/12 - 10/01/13	1,560,000	1,559,417
Vornado Realty LP	BBB	4.25	04/01/15	1,500,000	1,552,377
Other Securities				23,951,000	24,598,485
					48,336,872

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (CONTINUED)
HEALTH CARE (3.4%)
Biogen Idec, Inc.	BBB+	6.88%	03/01/18	$1,250,000	$1,510,835
CIGNA Corp.	BBB	2.75	11/15/16	1,500,000	1,496,714
Humana, Inc.	BBB	6.45	06/01/16	1,415,000	1,566,548
Laboratory Corp. of America	BBB+	4.63 - 5.63	02/01/13 - 11/15/20	1,185,000	1,276,253
Medtronic, Inc.	AA-	1.63	04/15/13	1,500,000	1,511,250
Other Securities				4,000,000	4,277,190
					11,638,790
INDUSTRIALS (4.5%)
Black & Decker Corp.	A	4.75 - 5.75	11/01/14 - 11/15/16	1,000,000	1,126,539
CSX Corp.	BBB	6.25	04/01/15	1,000,000	1,142,610
Pitney Bowes, Inc.	BBB+	5.25	01/15/37	1,500,000	1,528,592
Roper Industries, Inc.	BBB-	6.63	08/15/13	1,000,000	1,071,059
Ryder System, Inc.	BBB+	6.00 - 7.20	03/01/13 - 09/01/15	1,500,000	1,707,549
Southwest Airlines Co.	BBB-	5.25 - 5.75	10/01/14 - 12/15/16	1,235,000	1,348,946
Other Securities				7,075,000	7,417,180
					15,342,475
INFORMATION TECHNOLOGY (2.0%)
Arrow Electronics, Inc.	BBB-	6.88	07/01/13 - 06/01/18	1,450,000	1,597,009
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,545,132
Lexmark International, Inc.	BBB-	6.65	06/01/18	1,500,000	1,688,126
Other Securities				1,705,000	1,787,949
					6,618,216
MATERIALS (2.8%)
Airgas, Inc.	BBB	3.25	10/01/15	1,500,000	1,543,268
Cytec Industries, Inc.	BBB	6.00	10/01/15	1,000,000	1,092,846
Kinross Gold Corp.†	BBB-	3.63 - 5.13	09/01/16 - 09/01/21	2,750,000	2,684,632
Other Securities				3,893,000	4,052,462
					9,373,208
TELECOMMUNICATION SERVICES (0.7%)
CenturyLink, Inc.	BB	5.00	02/15/15	1,250,000	1,264,724
Other Securities				900,000	930,131
					2,194,855
UTILITIES (2.7%)
Atmos Energy Corp.	BBB+	4.95	10/15/14	1,000,000	1,094,680
Black Hills Corp.	BBB-	9.00	05/15/14	2,000,000	2,266,250
TransAlta Corp.	BBB	5.75	12/15/13	1,000,000	1,070,401
Other Securities				4,500,000	4,765,086
					9,196,417
TOTAL LONG-TERM DEBT SECURITIES (Cost: $310,282,004) 98.1%					332,068,052

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.2%)
FHLB	A-1+	0.01%	02/29/12	$500,000	$499,996
COMMERCIAL PAPER (0.7%)
New Jersey Natural Gas	A-1	0.04	01/12/12	2,500,000	2,499,967
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,999,963) 0.9%					2,999,963
TEMPORARY CASH INVESTMENTS (2) (Cost: $670,700) 0.2%					670,700
TOTAL INVESTMENTS (Cost: $313,952,667) 99.2%					335,738,715
OTHER NET ASSETS 0.8%					2,593,894
NET ASSETS 100.0%					$338,332,609

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (10.8%)
U.S. Treasury Bond	AA+	3.50%	02/15/39	$8,000,000	$8,998,752
U.S. Treasury Note	AA+	1.00 - 3.50	03/31/16 - 08/15/21	40,000,000	42,804,226
U.S. Treasury Strip	AA+	0.00	08/15/18	18,000,000	16,466,737
					68,269,715
U.S. GOVERNMENT AGENCIES (32.1%)
MORTGAGE-BACKED OBLIGATIONS (29.7%)
FHARM	AA+	4.64 - 5.77	02/01/36 - 09/01/39	5,674,733	6,062,515
FHLMC	AA+	4.00 - 6.00	12/15/20 - 07/01/41	19,766,537	21,143,231
FNMA	AA+	3.50 - 8.00	09/01/16 - 12/25/49	117,613,677	127,588,421
GNMA (4)	AA+	3.50 - 7.00	02/20/20 - 11/15/41	29,085,346	31,626,564
Other Securities				2,015,056	2,236,072
					188,656,803
NON-MORTGAGE-BACKED OBLIGATIONS (2.4%)
FNMA	AA+	0.00	10/09/19	20,000,000	15,377,298
CORPORATE DEBT (54.3%)
CONSUMER DISCRETIONARY (6.6%)
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,285,465
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,073,539
Expedia, Inc.	BBB-	5.95	08/15/20	3,000,000	3,025,296
Hyatt Hotels Corp.	BBB	3.88 - 5.38	08/15/16 - 08/15/21	3,000,000	3,067,162
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	3,000,000	3,168,873
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,092,361
Whirlpool Corp.	BBB-	4.85 - 6.50	06/15/16 - 06/15/21	3,000,000	3,179,810
Other Securities				19,109,000	19,943,521
					41,836,027
CONSUMER STAPLES (3.1%)
Energizer Hldgs., Inc.†	BBB-	4.70	05/19/21	3,000,000	3,157,188
Other Securities				15,744,000	16,524,862
					19,682,050
ENERGY (5.9%)
Cameron International Corp.	BBB+	4.50	06/01/21	3,000,000	3,220,467
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,250,920
Seariver Maritime, Inc.	AAA	0.00	09/01/12	10,000,000	9,928,800
Other Securities				19,775,000	20,971,506
					37,371,693
FINANCIALS (19.8%)
Alleghany Corp.	BBB	5.63	09/15/20	3,000,000	3,125,751
Ally Financial, Inc.	B+	0.00	12/01/12	10,000,000	9,400,000
Barrick N.A. Finance LLC	A-	4.40	05/30/21	3,000,000	3,248,988
Block Financial LLC	BBB	5.13 - 7.88	01/15/13 - 10/30/14	3,000,000	3,069,759
Citigroup, Inc.	BBB+	5.63	08/27/12	3,000,000	3,045,309
First Horizon National Corp.	BB+	4.50	05/15/13	5,000,000	5,016,095
Hartford Financial Svcs.	BBB	5.50	10/15/16 - 03/30/20	3,000,000	3,092,275
HCP, Inc.	BBB	5.65 - 6.00	12/15/13 - 01/30/17	3,250,000	3,455,821
Health Care REIT, Inc.	BBB-	3.63 - 6.13	03/15/16 - 04/15/20	3,000,000	3,082,364
Lincoln National Corp.	A-	4.85 - 5.65	08/27/12 - 06/24/21	3,000,000	3,059,071
Markel Corp.	BBB	5.35 - 6.80	02/15/13 - 06/01/21	3,000,000	3,121,846
Marsh & McLennan Cos., Inc.	BBB-	4.80	07/15/21	3,000,000	3,283,701
Pacific LifeCorp.†	BBB+	6.00	02/10/20	3,000,000	3,192,912
ProLogis LP	BBB-	6.63	05/15/18	3,000,000	3,258,111
Prudential Financial, Inc.	A	4.50 - 4.75	09/17/15 - 11/16/21	3,000,000	3,121,830

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (CONTINUED)
FINANCIALS (CONTINUED)
Raymond James Financial, Inc.	BBB	4.25%	04/15/16	$3,150,000	$3,218,106
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,108,546
Retail Properties, Inc.†	A-	7.88	03/15/16	5,000,000	5,907,675
SLM Corp.	BBB-	5.00	10/01/13	3,150,000	3,150,000
Travelers Cos., Inc.	A	3.90 - 5.38	06/15/12 - 11/01/20	3,000,000	3,172,293
Vornado Realty LP	BBB	4.25	04/01/15	3,000,000	3,104,754
Other Securities				47,118,000	48,413,560
					125,648,767
HEALTH CARE (6.3%)
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	3,000,000	3,112,704
CIGNA Corp.	BBB	2.75 - 5.38	11/15/16 - 03/15/17	3,000,000	3,188,619
Laboratory Corp. of America	BBB+	4.63 - 5.63	02/01/13 - 11/15/20	3,000,000	3,212,190
PerkinElmer, Inc.	BBB	5.00	11/15/21	3,000,000	3,035,682
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,850,000	3,042,141
Other Securities				22,500,000	24,331,977
					39,923,313
INDUSTRIALS (3.5%)
Pentair, Inc.	BBB-	5.00	05/15/21	3,000,000	3,166,713
Pitney Bowes, Inc.	BBB+	5.25	01/15/37	3,000,000	3,057,183
Other Securities				15,500,000	16,222,223
					22,446,119
INFORMATION TECHNOLOGY (2.4%)
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,275,637
Ingram Micro, Inc.	BBB-	5.25	09/01/17	3,000,000	3,090,264
Lexmark International, Inc.	BBB-	6.65	06/01/18	3,000,000	3,376,251
Other Securities				5,370,000	5,668,739
					15,410,891
MATERIALS (3.3%)
Geon Co.	BB-	7.50	12/15/15	3,750,000	3,834,375
Teck Resources Ltd.	BBB	4.75	01/15/22	3,000,000	3,224,676
Other Securities				13,500,000	14,113,269
					21,172,320
TELECOMMUNICATION SERVICES (0.7%)
Other Securities				4,000,000	4,394,162
UTILITIES (2.7%)
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,075,915
Other Securities				13,300,000	14,017,761
					17,093,676
SOVEREIGN DEBT (0.7%)
Sri Lanka AID	NR	6.59	09/15/28	3,676,633	4,638,256
TOTAL LONG-TERM DEBT SECURITIES (Cost: $586,373,715) 97.9%					621,921,090

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2011

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.8%)
FHLB	A-1+	0.01%	02/29/12	$1,800,000	$1,799,985
FNMA	A-1+	0.02	04/02/12	3,000,000	2,999,843
					4,799,828
COMMERCIAL PAPER (0.5%)
New Jersey Natural Gas	A-1	0.04	01/12/12	3,000,000	2,999,960
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,799,790) 1.3%					7,799,788
TEMPORARY CASH INVESTMENTS (2) (Cost: $64,500) 0.0% (3)					64,500
TOTAL INVESTMENTS (Cost: $594,238,005) 99.2%					629,785,378
OTHER NET ASSETS 0.8%					5,313,913
NET ASSETS 100.0%					$635,099,291

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FOOTNOTES TO SUMMARY PORTFOLIOS OF INVESTMENTS IN SECURITIES
December 31, 2011

Abbreviations:  FFCB = Federal Farm Credit Bank
FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

  "Other Securities" represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*  Non-income producing security.

**  Ratings as per Standard & Poor's Corporation.

†  Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate values of these securities (some of which may be included in the "Other Securities" categories) and their percentages of the respective Funds' net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$2,109,996	0.2%
ALL AMERICA FUND	$270,192	0.1%
SMALL CAP VALUE FUND	$4,075,324	1.6%
SMALL CAP GROWTH FUND	$1,999,997	0.7%
MID-CAP EQUITY INDEX FUND	$2,999,995	0.6%
COMPOSITE FUND	$356,928	0.2%
MONEY MARKET FUND	$43,989,357	43.7%
MID-TERM BOND FUND	$7,366,546	2.2%
BOND FUND	$19,734,538	3.1%

(1)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2011, were as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	414	E-mini S&P 500 Stock Index	P	March 2012	$25,928,820	$(17,704)	2.8%
ALL AMERICA FUND	63	E-mini S&P 500 Stock Index	P	March 2012	$3,945,690	$(1,961)	1.6%
MID-CAP EQUITY INDEX FUND	94	E-mini S&P MidCap 400 Stock Index	P	March 2012	$8,246,620	$(3,539)	1.6%

(a)  Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day's variation margin payable or receivable.

(2)  The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2011 was 0.15%.

(3)  Percentage is less than 0.05%.

(4)  U.S. Government guaranteed security.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund
ASSETS:
Investments at fair value (Cost: Equity Index Fund — $801,760,620 All America Fund — $230,892,265 Small Cap Value Fund — $225,651,597 Small Cap Growth Fund — $228,253,600 Mid Cap Value Fund — $48,084,733 Mid-Cap Equity Index Fund — $466,322,614 International Fund — $76,970,553 Composite Fund — $147,119,567 Retirement Income Fund — $22,939,126 Retirement 2010 Fund — $19,420,453 Retirement 2015 Fund — $84,001,126 Retirement 2020 Fund — $110,069,909 Retirement 2025 Fund — $101,477,514) (Notes 1 and 3)	$927,409,455	$249,426,994	$258,781,615	$270,695,692	$50,595,460	$504,843,955	$70,911,066
Cash	93	508,942	436,782	680,389	303,703	89	47,685
Interest and dividends receivable	1,348,195	335,664	353,568	52,658	69,381	511,340	—
Receivable for securities sold	—	—	—	—	—	—	42,736
TOTAL ASSETS	928,757,743	250,271,600	259,571,965	271,428,739	50,968,544	505,355,384	71,001,487
LIABILITIES:
Payable for securities purchased	—	5,668	56,827	—	—	—	2,240,210
Payable for daily variation margin on future contracts	99,360	15,120	—	—	—	31,960	—
TOTAL LIABILITIES	99,360	20,788	56,827	—	—	31,960	2,240,210
NET ASSETS	$928,658,383	$250,250,812	$259,515,138	$271,428,739	$50,968,544	$505,323,424	$68,761,277
NUMBER OF SHARES OUTSTANDING (Note 4)	449,187,528	155,472,750	222,210,260	233,295,435	45,857,125	352,190,597	114,779,271
NET ASSET VALUES, offering and redemption price per share	$2.07	$1.61	$1.17	$1.16	$1.11	$1.43	$0.60
COMPONENTS OF NET ASSETS:
Paid-in capital	$812,995,231	$248,591,661	$243,275,841	$228,008,599	$49,101,133	$446,944,273	$76,417,763
Accumulated undistributed net investment income (loss)	(692,503)	(124,202)	—	—	—	—	21,570
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(9,275,476)	(16,749,415)	(16,890,720)	978,048	(643,317)	19,861,349	(1,618,569)
Net unrealized appreciation (depreciation) of investments and futures contracts	125,631,131	18,532,768	33,130,017	42,442,092	2,510,728	38,517,802	(6,059,487)
NET ASSETS	$928,658,383	$250,250,812	$259,515,138	$271,428,739	$50,968,544	$505,323,424	$68,761,277

The accompanying notes are an integral part of these financial statements.

	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund
ASSETS:
Investments at fair value (Cost: Equity Index Fund — $801,760,620 All America Fund — $230,892,265 Small Cap Value Fund — $225,651,597 Small Cap Growth Fund — $228,253,600 Mid Cap Value Fund — $48,084,733 Mid-Cap Equity Index Fund — $466,322,614 International Fund — $76,970,553 Composite Fund — $147,119,567 Retirement Income Fund — $22,939,126 Retirement 2010 Fund — $19,420,453 Retirement 2015 Fund — $84,001,126 Retirement 2020 Fund — $110,069,909 Retirement 2025 Fund — $101,477,514) (Notes 1 and 3)	$160,499,616	$23,269,089	$20,581,993	$90,937,727	$117,984,791	$109,488,990
Cash	196	—	—	—	—	—
Interest and dividends receivable	536,954	—	—	—	—	—
Receivable for securities sold	15,755	—	—	—	—	—
TOTAL ASSETS	161,052,521	23,269,089	20,581,993	90,937,727	117,984,791	109,488,990
LIABILITIES:
Payable for securities purchased	—	—	—	—	—	—
Payable for daily variation margin on future contracts	—	—	—	—	—	—
TOTAL LIABILITIES	—	—	—	—	—	—
NET ASSETS	$161,052,521	$23,269,089	$20,581,993	$90,937,727	$117,984,791	$109,488,990
NUMBER OF SHARES OUTSTANDING (Note 4)	109,476,608	22,240,340	21,291,136	97,748,763	131,001,202	123,168,724
NET ASSET VALUES, offering and redemption price per share	$1.47	$1.05	$0.97	$0.93	$0.90	$0.89
COMPONENTS OF NET ASSETS:
Paid-in capital	$164,918,295	$21,797,870	$18,812,017	$83,453,167	$109,056,277	$99,886,390
Accumulated undistributed net investment income (loss)	25,801	598,298	501,103	2,132,728	2,712,014	2,312,037
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(17,271,624)	542,958	107,333	(1,584,768)	(1,698,383)	(720,913)
Net unrealized appreciation (depreciation) of investments and futures contracts	13,380,049	329,963	1,161,540	6,936,600	7,914,883	8,011,476
NET ASSETS	$161,052,521	$23,269,089	$20,581,993	$90,937,727	$117,984,791	$109,488,990

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2011

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund
ASSETS:
Investments at fair value (Cost: Retirement 2030 Fund — $83,239,896 Retirement 2035 Fund — $63,378,551 Retirement 2040 Fund — $57,185,133 Retirement 2045 Fund — $69,668,921 Conservative Allocation Fund — $62,732,827 Moderate Allocation Fund — $168,038,603 Aggressive Allocation Fund — $148,783,971 Money Market Fund — $100,600,952 Mid-Term Bond Fund — $313,952,667 Bond Fund — $594,238,005) (Notes 1 and 3)	$90,234,757	$69,051,976	$62,072,097	$75,521,779	$66,074,626
Cash	—	—	—	—	—
Interest and dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—
TOTAL ASSETS	90,234,757	69,051,976	62,072,097	75,521,779	66,074,626
LIABILITIES:
Payable for securities purchased	—	—	—	—	—
Payable for daily variation margin on future contracts	—	—	—	—	—
TOTAL LIABILITIES	—	—	—	—	—
NET ASSETS	$90,234,757	$69,051,976	$62,072,097	$75,521,779	$66,074,626
NUMBER OF SHARES OUTSTANDING (Note 4)	102,295,614	80,186,050	72,819,703	89,009,683	59,597,939
NET ASSET VALUES, offering and redemption price per share	$0.88	$0.86	$0.85	$0.85	$1.11
COMPONENTS OF NET ASSETS:
Paid-in capital	$82,118,764	$62,455,084	$56,183,195	$68,525,055	$61,594,084
Accumulated undistributed net investment income (loss)	1,804,778	1,281,243	1,115,985	1,327,885	1,854,505
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(683,646)	(357,775)	(114,048)	(184,019)	(715,762)
Net unrealized appreciation (depreciation) of investments and futures contracts	6,994,861	5,673,424	4,886,965	5,852,858	3,341,799
NET ASSETS	$90,234,757	$69,051,976	$62,072,097	$75,521,779	$66,074,626

The accompanying notes are an integral part of these financial statements.

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
ASSETS:
Investments at fair value (Cost: Retirement 2030 Fund — $83,239,896 Retirement 2035 Fund — $63,378,551 Retirement 2040 Fund — $57,185,133 Retirement 2045 Fund — $69,668,921 Conservative Allocation Fund — $62,732,827 Moderate Allocation Fund — $168,038,603 Aggressive Allocation Fund — $148,783,971 Money Market Fund — $100,600,952 Mid-Term Bond Fund — $313,952,667 Bond Fund — $594,238,005) (Notes 1 and 3)	$182,024,015	$158,288,554	$100,591,171	$335,738,715	$629,785,378
Cash	—	—	52	84	98
Interest and dividends receivable	—	—	—	2,593,774	5,220,726
Receivable for securities sold	—	—	—	36	93,089
TOTAL ASSETS	182,024,015	158,288,554	100,591,223	338,332,609	635,099,291
LIABILITIES:
Payable for securities purchased	—	—	—	—	—
Payable for daily variation margin on future contracts	—	—	—	—	—
TOTAL LIABILITIES	—	—	—	—	—
NET ASSETS	$182,024,015	$158,288,554	$100,591,223	$338,332,609	$635,099,291
NUMBER OF SHARES OUTSTANDING (Note 4)	154,321,854	127,613,673	83,650,118	319,283,521	457,267,817
NET ASSET VALUES, offering and redemption price per share	$1.18	$1.24	$1.20	$1.06	$1.39
COMPONENTS OF NET ASSETS:
Paid-in capital	$169,134,739	$149,677,647	$100,601,562	$315,561,513	$606,583,151
Accumulated undistributed net investment income (loss)	4,454,203	3,143,042	—	140,267	187,178
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(5,550,339)	(4,036,718)	(558)	844,782	(7,218,410)
Net unrealized appreciation (depreciation) of investments and futures contracts	13,985,412	9,504,583	(9,781)	21,786,047	35,547,372
NET ASSETS	$182,024,015	$158,288,554	$100,591,223	$338,332,609	$635,099,291

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$18,912,345	$4,705,433	$5,062,305	$1,704,325	$1,006,890	$7,130,042	$2,309,559 (b)
Interest	28,355	8,236	12,906	12,861	2,152	21,065	1,096
Total income	18,940,700	4,713,669	5,075,211	1,717,186	1,009,042	7,151,107	2,310,655
EXPENSES:
Investment advisory fees (Note 2)	692,350	1,048,360	2,074,349	2,154,572	291,252	391,141	49,935
Accounting and recordkeeping expenses	363,574	84,865	103,068	105,859	19,199	199,367	24,596
Shareholders reports	213,434	49,820	60,505	62,144	11,271	117,037	14,439
Custodian expenses	39,107	63,772	13,448	19,660	6,472	32,519	5,205
Independent directors' fees and expenses	34,474	28,348	32,624	32,260	4,328	33,462	5,544
Audit	105,375	24,597	29,872	30,681	5,564	57,783	7,129
Legal and Compliance	152,760	35,657	43,305	44,478	8,067	83,767	10,334
Administrative	427,974	99,898	121,324	124,609	22,600	234,681	28,953
Licenses	44,636	10,419	12,654	12,996	2,357	24,476	3,020
Other	64,086	14,959	18,167	18,659	3,384	35,142	4,336
Total expenses	2,137,770	1,460,695	2,509,316	2,605,918	374,494	1,209,375	153,491
Net Investment Income (Loss)	16,802,930	3,252,974	2,565,895	(888,732)	634,548	5,941,732	2,157,164
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	502,250	10,651,235	14,130,799	31,496,456	994,607	23,910,270	(41,804)
Futures contracts	697,741	185,566	—	—	—	(2,007,644)	—
	1,199,991	10,836,801	14,130,799	31,496,456	994,607	21,902,626	(41,804)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(146,436)	(13,218,328)	(23,731,915)	(38,320,121)	(2,666,651)	(40,356,504)	(11,076,546)
Futures contracts	(230,660)	(75,920)	—	—	—	(48,975)	—
	(377,096)	(13,294,248)	(23,731,915)	(38,320,121)	(2,666,651)	(40,405,479)	(11,076,546)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	822,895	(2,457,447)	(9,601,116)	(6,823,665)	(1,672,044)	(18,502,853)	(11,118,350)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,625,825	$795,527	$(7,035,221)	$(7,712,397)	$(1,037,496)	$(12,561,121)	$(8,961,186)

(a)  The Retirement Funds incur no operating expenses other than those included in each of the underlying funds in which they invest. The Allocation Funds incur no advisory or operating expenses other than those included in each of the underlying funds in which they invest.

(b)  Net of foreign taxes of $179,150.

The accompanying notes are an integral part of these financial statements.

	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$1,771,273	$615,226	$517,586	$2,208,070	$2,813,781	$2,404,533
Interest	2,832,440	—	—	—	—	—
Total income	4,603,713	615,226	517,586	2,208,070	2,813,781	2,404,533
EXPENSES:
Investment advisory fees (Note 2)	660,887	9,943 (a)	10,482 (a)	42,613 (a)	52,329 (a)	47,174 (a)
Accounting and recordkeeping expenses	54,307	—	—	—	—	—
Shareholders reports	31,881	—	—	—	—	—
Custodian expenses	25,591	—	—	—	—	—
Independent directors' fees and expenses	28,775	—	—	—	—	—
Audit	15,740	—	—	—	—	—
Legal and Compliance	22,818	—	—	—	—	—
Administrative	63,926	—	—	—	—	—
Licenses	6,667	—	—	—	—	—
Other	9,573	—	—	—	—	—
Total expenses	920,165	9,943	10,482	42,613	52,329	47,174
Net Investment Income (Loss)	3,683,548	605,283	507,104	2,165,457	2,761,452	2,357,359
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	2,281,819	708,815	953,249	890,433	197,700	268,218
Futures contracts	—	—	—	—	—	—
	2,281,819	708,815	953,249	890,433	197,700	268,218
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,670,945)	(390,018)	(897,953)	(1,432,237)	(1,547,109)	(2,097,902)
Futures contracts	—	—	—	—	—	—
	(1,670,945)	(390,018)	(897,953)	(1,432,237)	(1,547,109)	(2,097,902)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	610,874	318,797	55,296	(541,804)	(1,349,409)	(1,829,684)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,294,422	$924,080	$562,400	$1,623,653	$1,412,043	$527,675

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2011

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$1,876,521	$1,332,619	$1,153,257	$1,375,373	$1,915,996
Interest	—	—	—	—	—
Total income	1,876,521	1,332,619	1,153,257	1,375,373	1,915,996
EXPENSES:
Investment advisory fees (Note 2)	38,643 (a)	29,963 (a)	26,902 (a)	32,116 (a)	—	(a)
Accounting and recordkeeping expenses	—	—	—	—	—
Shareholders reports	—	—	—	—	—
Custodian expenses	—	—	—	—	—
Independent directors' fees and expenses	—	—	—	—	—
Audit	—	—	—	—	—
Legal and Compliance	—	—	—	—	—
Administrative	—	—	—	—	—
Licenses	—	—	—	—	—
Other	—	—	—	—	—
Total expenses	38,643	29,963	26,902	32,116	—
Net Investment Income (Loss)	1,837,878	1,302,656	1,126,355	1,343,257	1,915,996
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain(loss) on:
Investment securities	248,287	242,917	280,637	244,723	876,682
Futures contracts	—	—	—	—	—
	248,287	242,917	280,637	244,723	876,682
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,104,574)	(1,957,978)	(2,194,412)	(2,672,642)	362,228
Futures contracts	—	—	—	—	—
	(2,104,574)	(1,957,978)	(2,194,412)	(2,672,642)	362,228
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	(1,856,287)	(1,715,061)	(1,913,775)	(2,427,919)	1,238,910
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,409)	$(412,405)	$(787,420)	$(1,084,662)	$3,154,906

(a)  The Retirement Funds incur no operating expenses other than those included in each of the underlying funds in which they invest. The Allocation Funds incur no advisory or operating expenses other than those included in each of the underlying funds in which they invest.

The accompanying notes are an integral part of these financial statements.

	Moderate Allocation Fund		Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$4,627,842		$3,305,812	$—	$—	$—
Interest	—		—	140,158	11,871,431	26,077,594
Total income	4,627,842		3,305,812	140,158	11,871,431	26,077,594
EXPENSES:
Investment advisory fees (Note 2)	—	(a)	— (a)	155,401	1,326,054	2,496,454
Accounting and recordkeeping expenses	—		—	32,848	124,916	241,094
Shareholders reports	—		—	19,283	73,331	141,533
Custodian expenses	—		—	10,846	12,056	28,820
Independent directors' fees and expenses	—		—	27,759	32,973	33,817
Audit	—		—	9,520	36,205	69,877
Legal and Compliance	—		—	13,802	52,485	101,299
Administrative	—		—	38,667	147,043	283,800
Licenses	—		—	4,033	15,336	29,599
Other	—		—	5,790	22,019	42,497
Total expenses	—		—	317,949	1,842,418	3,468,790
Net Investment Income (Loss)	4,627,842		3,305,812	(177,791)	10,029,013	22,608,804
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain(loss) on:
Investment securities	1,092,571		784,096	479	844,782	5,779,208
Futures contracts	—		—	—	—	—
	1,092,571		784,096	479	844,782	5,779,208
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,173,084		(732,789)	(11,870)	9,872,731	15,778,546
Futures contracts	—		—	—	—	—
	1,173,084		(732,789)	(11,870)	9,872,731	15,778,546
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	2,265,655		51,307	(11,391)	10,717,513	21,557,754
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,893,497		$3,357,119	$(189,182)	$20,746,526	$44,166,558

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Equity Index Fund		All America Fund		Small Cap Value Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$16,802,930	$14,267,923	$3,252,974	$3,101,202	$2,565,895	$2,319,053
Net realized gain (loss) on investments and futures contracts	1,199,991	6,402,972	10,836,801	3,948,935	14,130,799	9,620,852
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(377,096)	93,956,208	(13,294,248)	35,331,044	(23,731,915)	46,714,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,625,825	114,627,103	795,527	42,381,181	(7,035,221)	58,654,741
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(18,904,206)	(14,303,185)	(6,317,474)	(3,289,983)	(2,548,887)	(2,642,181)
From capital gains	—	—	—	—	—	—
Total distributions	(18,904,206)	(14,303,185)	(6,317,474)	(3,289,983)	(2,548,887)	(2,642,181)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	115,501,542	120,677,137	7,840,554	4,558,409	20,202,900	30,474,048
Dividends reinvested	18,904,206	14,303,185	6,317,474	3,289,983	2,548,887	2,642,181
Cost of shares redeemed	(109,845,972)	(97,562,295)	(28,895,564)	(32,350,662)	(30,842,376)	(17,323,368)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	24,559,776	37,418,027	(14,737,536)	(24,502,270)	(8,090,589)	15,792,861
INCREASE (DECREASE) IN NET ASSETS	23,281,395	137,741,945	(20,259,483)	14,588,928	(17,674,697)	71,805,421
NET ASSETS, BEGINNING OF PERIOD	905,376,988	767,635,043	270,510,295	255,921,367	277,189,835	205,384,414
NET ASSETS, END OF PERIOD	$928,658,383	$905,376,988	$250,250,812	$270,510,295	$259,515,138	$277,189,835
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(692,503)	$1,826,673	$(124,202)	$3,029,011	$—	$—
OTHER INFORMATION:
Shares outstanding at the beginning of period	436,979,517	418,006,160	164,065,152	180,351,927	229,217,197	214,817,947
Shares sold	54,523,607	63,290,986	4,571,499	3,041,549	16,565,987	28,384,353
Shares issued as reinvestment of dividends	9,209,608	7,039,110	4,099,118	2,339,727	2,173,743	2,223,496
Shares redeemed	(51,525,204)	(51,356,739)	(17,263,019)	(21,668,051)	(25,746,667)	(16,208,599)
Net increase (decrease)	12,208,011	18,973,357	(8,592,402)	(16,286,775)	(7,006,937)	14,399,250
Shares outstanding at the end of period	449,187,528	436,979,517	155,472,750	164,065,152	222,210,260	229,217,197

The accompanying notes are an integral part of these financial statements.

	Small Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Equity Index Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(888,732)	$(582,635)	$634,548	$581,969	$5,941,732	$4,916,400
Net realized gain (loss) on investments and futures contracts	31,496,456	14,144,867	994,607	569,199	21,902,626	18,957,891
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(38,320,121)	53,488,934	(2,666,651)	7,131,981	(40,405,479)	77,289,024
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,712,397)	67,051,166	(1,037,496)	8,283,149	(12,561,121)	101,163,315
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	—	(628,396)	(580,763)	(6,190,609)	(4,618,284)
From capital gains	—	—	—	—	(8,969,464)	(12,019,783)
Total distributions	—	—	(628,396)	(580,763)	(15,160,073)	(16,638,067)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	32,797,199	37,830,981	5,346,389	7,889,343	84,977,973	67,640,106
Dividends reinvested	—	—	628,396	580,763	15,160,073	16,638,067
Cost of shares redeemed	(34,423,945)	(18,010,361)	(8,030,202)	(3,455,235)	(60,933,929)	(52,165,400)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(1,626,746)	19,820,620	(2,055,417)	5,014,871	39,204,117	32,112,773
INCREASE (DECREASE) IN NET ASSETS	(9,339,143)	86,871,786	(3,721,309)	12,717,257	11,482,923	116,638,021
NET ASSETS, BEGINNING OF PERIOD	280,767,882	193,896,096	54,689,853	41,972,596	493,840,501	377,202,480
NET ASSETS, END OF PERIOD	$271,428,739	$280,767,882	$50,968,544	$54,689,853	$505,323,424	$493,840,501
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$—	$—	$—	$—	$—	$319,737
OTHER INFORMATION:
Shares outstanding at the beginning of period	235,799,898	217,012,966	47,569,341	42,960,517	326,716,727	304,220,329
Shares sold	26,887,842	37,244,882	4,561,657	7,485,020	54,650,356	49,166,354
Shares issued as reinvestment of dividends	—	—	561,926	503,349	11,117,003	11,309,916
Shares redeemed	(29,392,305)	(18,457,950)	(6,835,799)	(3,379,545)	(40,293,489)	(37,979,872)
Net increase (decrease)	(2,504,463)	18,786,932	(1,712,216)	4,608,824	25,473,870	22,496,398
Shares outstanding at the end of period	233,295,435	235,799,898	45,857,125	47,569,341	352,190,597	326,716,727

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	International Fund		Composite Fund		Retirement Income Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,157,164	$1,511,220	$3,683,548	$3,751,015	$605,283	$461,318
Net realized gain (loss) on investments and futures contracts	(41,804)	(580,595)	2,281,819	3,806,011	708,815	305,728
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(11,076,546)	3,681,223	(1,670,945)	9,664,571	(390,018)	276,589
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,961,186)	4,611,848	4,294,422	17,221,597	924,080	1,043,635
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(2,142,256)	(1,504,558)	(7,396,780)	(4,166,967)	(478,508)	(263,708)
From capital gains	(211,930)	—	—	—	(47,419)	(172,945)
Total distributions	(2,354,186)	(1,504,558)	(7,396,780)	(4,166,967)	(525,927)	(436,653)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	21,481,303	25,058,019	8,108,962	3,571,993	9,779,827	11,419,128
Dividends reinvested	2,354,186	1,791,399	7,396,780	4,166,967	525,927	436,653
Cost of shares redeemed	(4,866,870)	(1,937,175)	(18,027,578)	(20,097,971)	(5,580,493)	(3,161,532)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	18,968,619	24,912,243	(2,521,836)	(12,359,011)	4,725,261	8,694,249
INCREASE (DECREASE) IN NET ASSETS	7,653,247	28,019,533	(5,624,194)	695,619	5,123,414	9,301,231
NET ASSETS, BEGINNING OF PERIOD	61,108,030	33,088,497	166,676,715	165,981,096	18,145,675	8,844,444
NET ASSETS, END OF PERIOD	$68,761,277	$61,108,030	$161,052,521	$166,676,715	$23,269,089	$18,145,675
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$21,570	$6,662	$25,801	$3,739,588	$598,298	$468,628
OTHER INFORMATION:
Shares outstanding at the beginning of period	86,063,890	49,223,378	111,151,229	119,708,439	17,677,383	9,122,224
Shares sold	31,688,865	37,614,297	5,170,990	2,492,126	9,320,778	11,243,178
Shares issued as reinvestment of dividends	3,924,540	2,130,664	5,121,567	3,021,499	519,182	432,230
Shares redeemed	(6,898,024)	(2,904,449)	(11,967,178)	(14,070,835)	(5,277,003)	(3,120,249)
Net increase (decrease)	28,715,381	36,840,512	(1,674,621)	(8,557,210)	4,562,957	8,555,159
Shares outstanding at the end of period	114,779,271	86,063,890	109,476,608	111,151,229	22,240,340	17,677,383

The accompanying notes are an integral part of these financial statements.

	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$507,104	$434,999	$2,165,457	$1,672,143	$2,761,452	$1,849,740
Net realized gain (loss) on investments and futures contracts	953,249	227,271	890,433	8,827	197,700	178,077
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(897,953)	1,087,254	(1,432,237)	5,378,514	(1,547,109)	7,123,855
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	562,400	1,749,524	1,623,653	7,059,484	1,412,043	9,151,672
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(441,941)	(26,710)	(1,729,238)	(63,956)	(1,955,796)	(43,965)
From capital gains	(25,781)	(71,240)	(120,136)	(77,361)	(139,097)	(121,062)
Total distributions	(467,722)	(97,950)	(1,849,374)	(141,317)	(2,094,893)	(165,027)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	6,037,036	6,456,097	20,326,509	32,178,154	33,106,062	35,200,831
Dividends reinvested	467,722	97,950	1,849,374	141,317	2,094,893	165,027
Cost of shares redeemed	(5,194,258)	(3,646,018)	(9,140,521)	(5,168,786)	(6,988,453)	(3,580,821)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	1,310,500	2,908,029	13,035,362	27,150,685	28,212,502	31,785,037
INCREASE (DECREASE) IN NET ASSETS	1,405,178	4,559,603	12,809,641	34,068,852	27,529,652	40,771,682
NET ASSETS, BEGINNING OF PERIOD	19,176,815	14,617,212	78,128,086	44,059,234	90,455,139	49,683,457
NET ASSETS, END OF PERIOD	$20,581,993	$19,176,815	$90,937,727	$78,128,086	$117,984,791	$90,455,139
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$501,103	$429,453	$2,132,728	$1,673,163	$2,712,014	$1,877,029
OTHER INFORMATION:
Shares outstanding at the beginning of period	19,977,014	16,871,361	83,797,669	52,963,259	99,880,789	62,378,472
Shares sold	6,160,261	7,046,802	21,464,309	36,728,456	36,290,152	41,604,821
Shares issued as reinvestment of dividends	507,013	102,082	2,097,793	151,623	2,477,827	182,211
Shares redeemed	(5,353,152)	(4,043,231)	(9,611,008)	(6,045,669)	(7,647,566)	(4,284,715)
Net increase (decrease)	1,314,122	3,105,653	13,951,094	30,834,410	31,120,413	37,502,317
Shares outstanding at the end of period	21,291,136	19,977,014	97,748,763	83,797,669	131,001,202	99,880,789

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,357,359	$1,457,101	$1,837,878	$1,131,575	$1,302,656	$811,621
Net realized gain (loss) on investments and futures contracts	268,218	180,834	248,287	194,637	242,917	164,197
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(2,097,902)	7,402,621	(2,104,574)	6,645,443	(1,957,978)	5,697,075
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	527,675	9,040,556	(18,409)	7,971,655	(412,405)	6,672,893
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(1,518,829)	(97,929)	(1,162,444)	(110,038)	(836,651)	(93,247)
From capital gains	(201,103)	(75,919)	(195,986)	(42,053)	(173,801)	(34,003)
Total distributions	(1,719,932)	(173,848)	(1,358,430)	(152,091)	(1,010,452)	(127,250)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	32,624,713	33,366,113	27,048,601	26,971,229	19,402,632	20,810,940
Dividends reinvested	1,719,932	173,848	1,358,430	152,091	1,010,452	127,250
Cost of shares redeemed	(4,182,066)	(3,875,461)	(4,198,317)	(2,273,130)	(2,779,132)	(1,616,364)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	30,162,579	29,664,500	24,208,714	24,850,190	17,633,952	19,321,826
INCREASE (DECREASE) IN NET ASSETS	28,970,322	38,531,208	22,831,875	32,669,754	16,211,095	25,867,469
NET ASSETS, BEGINNING OF PERIOD	80,518,668	41,987,460	67,402,882	34,733,128	52,840,881	26,973,412
NET ASSETS, END OF PERIOD	$109,488,990	$80,518,668	$90,234,757	$67,402,882	$69,051,976	$52,840,881
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$2,312,037	$1,439,888	$1,804,778	$1,098,228	$1,281,243	$788,269
OTHER INFORMATION:
Shares outstanding at the beginning of period	89,584,434	53,840,361	75,141,561	45,047,756	59,862,854	35,870,616
Shares sold	36,123,268	40,165,428	30,143,771	32,777,870	22,163,711	25,949,007
Shares issued as reinvestment of dividends	2,084,433	193,273	1,669,841	169,350	1,279,489	143,926
Shares redeemed	(4,623,411)	(4,614,628)	(4,659,559)	(2,853,415)	(3,120,004)	(2,100,695)
Net increase (decrease)	33,584,290	35,744,073	27,154,053	30,093,805	20,323,196	23,992,238
Shares outstanding at the end of period	123,168,724	89,584,434	102,295,614	75,141,561	80,186,050	59,862,854

The accompanying notes are an integral part of these financial statements.

	2040 Retirement Fund		2045 Retirement Fund		Conservative Allocation Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,126,355	$685,117	$1,343,257	$777,232	$1,915,996	$1,487,663
Net realized gain (loss) on investments and futures contracts	280,637	225,115	244,723	232,700	876,682	105,535
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(2,194,412)	5,214,389	(2,672,642)	6,073,407	362,228	2,175,653
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(787,420)	6,124,621	(1,084,662)	7,083,339	3,154,906	3,768,851
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(707,075)	(85,340)	(801,800)	(85,259)	(1,565,125)	(1,380)
From capital gains	(182,882)	(32,272)	(173,340)	(32,852)	(19,438)	(214,954)
Total distributions	(889,957)	(117,612)	(975,140)	(118,111)	(1,584,563)	(216,334)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	18,677,607	19,144,703	24,785,755	28,272,725	17,507,346	15,774,421
Dividends reinvested	889,957	117,612	975,140	118,111	1,584,563	216,334
Cost of shares redeemed	(2,449,742)	(1,196,531)	(1,987,479)	(6,527,140)	(6,320,201)	(5,931,584)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	17,117,822	18,065,784	23,773,416	21,863,696	12,771,708	10,059,171
INCREASE (DECREASE) IN NET ASSETS	15,440,445	24,072,793	21,713,614	28,828,924	14,342,051	13,611,688
NET ASSETS, BEGINNING OF PERIOD	46,631,652	22,558,859	53,808,165	24,979,241	51,732,575	38,120,887
NET ASSETS, END OF PERIOD	$62,072,097	$46,631,652	$75,521,779	$53,808,165	$66,074,626	$51,732,575
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$1,115,985	$670,393	$1,327,885	$759,321	$1,854,505	$1,499,650
OTHER INFORMATION:
Shares outstanding at the beginning of period	53,059,793	30,313,753	61,484,646	33,773,391	47,977,563	38,492,999
Shares sold	21,357,545	24,125,147	28,528,576	35,466,792	15,902,834	15,084,924
Shares issued as reinvestment of dividends	1,139,502	133,567	1,254,688	134,702	1,476,269	201,239
Shares redeemed	(2,737,137)	(1,512,674)	(2,258,227)	(7,890,239)	(5,758,727)	(5,801,599)
Net increase (decrease)	19,759,910	22,746,040	27,525,037	27,711,255	11,620,376	9,484,564
Shares outstanding at the end of period	72,819,703	53,059,793	89,009,683	61,484,646	59,597,939	47,977,563

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$4,627,842	$3,858,871	$3,305,812	$2,667,516	$(177,791)	$(170,330)
Net realized gain (loss) on investments and futures contracts	1,092,571	(363,131)	784,096	35,357	479	2,007
Change in net unrealized appreciation (depreciation) of investments and futures contracts	1,173,084	14,197,108	(732,789)	18,099,295	(11,870)	(1,572)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,893,497	17,692,848	3,357,119	20,802,168	(189,182)	(169,895)
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(4,054,555)	(216,675)	(3,017,256)	(400,140)	—	—
From capital gains	(304,510)	(632,136)	—	—	—	—
Total distributions	(4,359,065)	(848,811)	(3,017,256)	(400,140)	—	—
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	25,085,892	26,068,783	15,471,781	15,725,574	10,887,817	13,788,717
Dividends reinvested	4,359,065	848,811	3,017,256	400,140	—	—
Cost of shares redeemed	(12,642,498)	(6,360,719)	(7,944,371)	(5,692,631)	(18,925,022)	(23,538,279)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	16,802,459	20,556,875	10,544,666	10,433,083	(8,037,205)	(9,749,562)
INCREASE (DECREASE) IN NET ASSETS	19,336,891	37,400,912	10,884,529	30,835,111	(8,226,387)	(9,919,457)
NET ASSETS, BEGINNING OF PERIOD	162,687,124	125,286,212	147,404,025	116,568,914	108,817,610	118,737,067
NET ASSETS, END OF PERIOD	$182,024,015	$162,687,124	$158,288,554	$147,404,025	$100,591,223	$108,817,610
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$4,454,203	$3,821,299	$3,143,042	$2,784,610	$—	$—
OTHER INFORMATION:
Shares outstanding at the beginning of period	139,889,356	121,209,452	119,017,515	109,796,967	90,330,033	98,421,821
Shares sold	21,227,945	23,767,216	12,279,281	13,943,562	9,059,065	11,435,232
Shares issued as reinvestment of dividends	3,917,722	730,064	2,645,970	357,258	—	—
Shares redeemed	(10,713,169)	(5,817,376)	(6,329,093)	(5,080,272)	(15,738,980)	(19,527,020)
Net increase (decrease)	14,432,498	18,679,904	8,596,158	9,220,548	(6,679,915)	(8,091,788)
Shares outstanding at the end of period	154,321,854	139,889,356	127,613,673	119,017,515	83,650,118	90,330,033

The accompanying notes are an integral part of these financial statements.

	Mid-Term Bond Fund		Bond Fund
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$10,029,013	$9,796,614	$22,608,804	$20,813,493
Net realized gain (loss) on investments and futures contracts	844,782	631,791	5,779,208	4,845,755
Change in net unrealized appreciation (depreciation) of investments and futures contracts	9,872,731	6,362,184	15,778,546	11,056,903
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,746,526	16,790,589	44,166,558	36,716,151
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(10,100,703)	(9,571,460)	(22,722,570)	(20,675,187)
From capital gains	—	(637,800)	—	—
Total distributions	(10,100,703)	(10,209,260)	(22,722,570)	(20,675,187)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	86,254,417	76,981,280	110,796,918	128,689,182
Dividends reinvested	10,100,703	10,209,260	22,722,570	20,675,187
Cost of shares redeemed	(66,520,582)	(30,342,069)	(117,046,903)	(55,849,454)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	29,834,538	56,848,471	16,472,585	93,514,915
INCREASE (DECREASE) IN NET ASSETS	40,480,361	63,429,800	37,916,573	109,555,879
NET ASSETS, BEGINNING OF PERIOD	297,852,248	234,422,448	597,182,718	487,626,839
NET ASSETS, END OF PERIOD	$338,332,609	$297,852,248	$635,099,291	$597,182,718
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$140,267	$211,957	$187,178	$300,944
OTHER INFORMATION:
Shares outstanding at the beginning of period	289,925,398	235,599,737	444,790,076	376,097,392
Shares sold	82,259,549	73,210,601	79,248,176	94,058,496
Shares issued as reinvestment of dividends	9,537,207	9,961,089	16,371,590	15,438,532
Shares redeemed	(62,438,633)	(28,846,029)	(83,142,025)	(40,804,344)
Net increase (decrease)	29,358,123	54,325,661	12,477,741	68,692,684
Shares outstanding at the end of period	319,283,521	289,925,398	457,267,817	444,790,076

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2011 (or since the Fund's inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund					All America Fund
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$2.07	$1.84	$1.48	$2.41	$2.38	$1.65	$1.42	$1.15	$1.86	$2.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.04	0.03	0.03	0.04	0.05	0.02	0.02	0.02	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	0.23	0.36	(0.93)	0.07	(0.02)	0.23	0.28	(0.68)	0.06
Total From Investment Operations	0.04	0.26	0.39	(0.89)	0.12	—	0.25	0.30	(0.65)	0.09
Less: Dividend Distributions: From Net Investment Income	(0.04)	(0.03)	(0.03)	(0.03)	(0.05)	(0.04)	(0.02)	(0.03)	(0.02)	(0.03)
From Capital Gains	—	—	—	(0.01)	(0.04)	—	—	—	(0.04)	(0.20)
From Return of Capital	—	—	—	—	—	—	—	—	—	—
Total Distributions	(0.04)	(0.03)	(0.03)	(0.04)	(0.09)	(0.04)	(0.02)	(0.03)	(0.06)	(0.23)
Net Asset Value, End of Period	$2.07	$2.07	$1.84	$1.48	$2.41	$1.61	$1.65	$1.42	$1.15	$1.86
Total Return (%)(b)	1.88	14.68	26.13	(37.08)	5.22	0.24	17.78	25.31	(35.49)	4.27
Net Assets, End of Period ($ millions)	929	905	768	545	816	250	271	256	222	389
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.81	1.76	1.98	2.07	1.82	1.24	1.21	1.46	1.64	1.30
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.23	0.25	0.26	0.25	0.20	0.56	0.57	0.58	0.56	0.55
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.23	0.25	0.26	0.25	0.20	0.56	0.57	0.58	0.56	0.55
Portfolio Turnover Rate (%)(a)	5.26	4.50	4.29	4.70	4.66	24.67	22.71	35.15	31.03	29.24

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

	Small Cap Value Fund
	Years Ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$1.21	$0.96	$0.75		$1.06	$1.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.01	0.01	0.01		0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.04)	0.25	0.21		(0.30)	(0.06)
Total From Investment Operations	(0.03)	0.26	0.22		(0.29)	(0.05)
Less: Dividend Distributions: From Net Investment Income	(0.01)	(0.01)	(0.01	)(g)	(0.01)	(0.01)
From Capital Gains	—	—	—		—	(0.12)
From Return of Capital	—	—	—		(0.01)	—
Total Distributions	(0.01)	(0.01)	(0.01)		(0.02)	(0.13)
Net Asset Value, End of Period	$1.17	$1.21	$0.96		$0.75	$1.06
Total Return (%)(b)	(2.46)	27.72	29.28		(27.76)	(3.99)
Net Assets, End of Period ($ millions)	260	277	205		155	215
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.92	0.99	1.30		1.23	0.96
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.90	0.92	0.93		0.92	0.89
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.90	0.92	0.93		0.92	0.89
Portfolio Turnover Rate (%)(a)	23.34	35.34	39.03		59.64	55.77

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund					Mid Cap Value Fund
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$1.19	$0.89	$0.70	$1.08	$1.19	$1.15	$0.98	$0.79		$1.20		$1.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	—	—	—	—	—	0.01	0.01	0.01		0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.03)	0.30	0.19	(0.36)	0.05	(0.04)	0.17	0.19		(0.41)		(0.01)
Total From Investment Operations	(0.03)	0.30	0.19	(0.36)	0.05	(0.03)	0.18	0.20		(0.39)		0.01
Less: Dividend Distributions: From Net Investment Income	—	—	—	—	—	(0.01)	(0.01)	(0.01	)(g)	(0.02	)(g)	(0.02)
From Capital Gains	—	—	—	(0.02)	(0.16)	—	—	—		—		—
From Return of Capital	—	—	—	—	—	—	—	—		—		—
Total Distributions	—	—	—	(0.02)	(0.16)	(0.01)	(0.01)	(0.01)		(0.02)		(0.02)
Net Asset Value, End of Period	$1.16	$1.19	$0.89	$0.70	$1.08	$1.11	$1.15	$0.98		$0.79		$1.20
Total Return (%)(b)	(2.28)	33.27	27.69	(34.37)	4.68	(2.12)	18.94	25.22		(32.64)		0.88
Net Assets, End of Period ($ millions)	271	281	194	147	223	51	55	42		30		40
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.31)	(0.26)	(0.26)	(0.16)	(0.26)	1.19	1.25	1.57		1.62		1.54
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.90	0.92	0.93	0.92	0.89	0.70	0.72	0.73		0.74		0.75
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.90	0.92	0.93	0.92	0.89	0.70	0.72	0.73		0.74		0.75
Portfolio Turnover Rate (%)(a)	59.53	50.73	94.14	93.16	94.06	12.99	29.88	20.16		33.80		27.24

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

	Mid-Cap Equity Index Fund					International Fund
	Years Ended December 31,					Years Ended December 31,				Period Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007(f)
Net Asset Value, Beginning of Period	$1.51	$1.24	$0.93	$1.51	$1.56	$0.71	$0.67	$0.55	$0.95	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02	0.01	0.01	0.02	0.03	0.02	0.02	0.01	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.05)	0.31	0.32	(0.56)	0.09	(0.11)	0.04	0.13	(0.40)	(0.05)
Total From Investment Operations	(0.03)	0.32	0.33	(0.54)	0.12	(0.09)	0.06	0.14	(0.38)	(0.03)
Less: Dividend Distributions: From Net Investment Income	(0.02)	(0.01)	(0.01)	(0.02)	(0.03)	(0.02)	(0.02)	(0.01)	(0.02)	(0.02)
From Capital Gains	(0.03)	(0.04)	(0.01)	(0.02)	(0.14)	— (h)	—	—	—	—
From Return of Capital	—	—	—	—	—	—	—	(0.01)	—	—
Total Distributions	(0.05)	(0.05)	(0.02)	(0.04)	(0.17)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Net Asset Value, End of Period	$1.43	$1.51	$1.24	$0.93	$1.51	$0.60	$0.71	$0.67	$0.55	$0.95
Total Return (%)(b)	(1.99)	26.28	36.69	(36.31)	7.74	(12.60)	8.32	25.22	(40.06)	(2.93	)(c)
Net Assets, End of Period ($ millions)	505	494	377	248	379	69	61	33	12	3
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.14	1.16	1.41	1.47	1.52	3.24	3.48	3.45	5.17	3.38	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.23	0.25	0.26	0.25	0.22	0.23	0.24	0.25	0.20	0.22	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.23	0.25	0.26	0.25	0.22	0.23	0.24	0.25	0.20	0.22	(d)
Portfolio Turnover Rate (%)(a)	15.98	13.29	15.41	22.66	20.53	1.44	9.17	4.95	—	—

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Composite Fund					Retirement Income Fund
	Years Ended December 31,					Years Ended December 31,				Period Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007(f)
Net Asset Value, Beginning of Period	$1.50	$1.39	$1.20	$1.60	$1.55	$1.03	$0.97	$0.83	$0.96	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.04	0.04	0.04	0.04	0.05	0.03	0.02	0.03	0.03	0.04
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	0.11	0.19	(0.40)	0.05	0.02	0.07	0.11	(0.13)	(0.04)
Total From Investment Operations	0.04	0.15	0.23	(0.36)	0.10	0.05	0.09	0.14	(0.10)	—
Less: Dividend Distributions: From Net Investment Income	(0.07)	(0.04)	(0.04)	(0.04)	(0.05)	(0.03)	(0.02)	—	(0.03)	(0.03)
From Capital Gains	—	—	—	—	—	— (h)	(0.01)	—	—	(0.01)
Total Distributions	(0.07)	(0.04)	(0.04)	(0.04)	(0.05)	(0.03)	(0.03)	—	(0.03)	(0.04)
Net Asset Value, End of Period	$1.47	$1.50	$1.39	$1.20	$1.60	$1.05	$1.03	$0.97	$0.83	$0.96
Total Return (%)(b)	2.84	11.02	18.45	(22.51)	6.69	4.72	9.04	16.25	(9.61)	0.07	(c)
Net Assets, End of Period ($ millions)	161	167	166	150	220	23	18	9	4	1
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.22	2.26	2.74	3.01	2.72	3.03	3.65	4.39	5.42	6.12	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.56	0.57	0.58	0.57	0.55	0.05	0.05	0.05	0.05	0.05	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.56	0.57	0.58	0.57	0.55	0.05	0.05	0.05	0.05	0.05	(d)
Portfolio Turnover Rate (%)(a)	22.69	36.00	31.73	37.98	24.95	23.77	17.62	35.31	82.92	14.38	(c)

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

	2010 Retirement Fund								2015 Retirement Fund
	Years Ended December 31,						Period Ended December 31,		Years Ended December 31,							Period Ended December 31,
	2011	2010		2009		2008	2007(f)		2011	2010		2009		2008		2007(f)
Net Asset Value, Beginning of Period	$0.96	$0.87		$0.74		$0.94	$0.99		$0.93	$0.83		$0.70		$0.92		$0.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02	0.02		0.02		0.03	0.03		0.02	0.02		0.02		0.03		0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.01	0.07		0.13		(0.20)	(0.03)		—	0.08		0.13		(0.22)		(0.04)
Total From Investment Operations	0.03	0.09		0.15		(0.17)	—		0.02	0.10		0.15		(0.19)		(0.01)
Less: Dividend Distributions: From Net Investment Income	(0.02)	—	(h)	(0.02	)(g)	(0.03)	(0.03)		(0.02)	—	(h)	(0.02	)(g)	(0.03	)(g)	(0.03)
From Capital Gains	— (h)	—	(h)	—		—	(0.02)		— (h)	—	(h)	—		—		(0.02)
Total Distributions	(0.02)	—		(0.02)		(0.03)	(0.05)		(0.02)	—		(0.02)		(0.03)		(0.05)
Net Asset Value, End of Period	$0.97	$0.96		$0.87		$0.74	$0.94		$0.93	$0.93		$0.83		$0.70		$0.92
Total Return (%)(b)	3.08	11.36		19.79		(17.45)	(0.68	)(c)	2.09	12.27		21.27		(21.01)		(1.18	)(c)
Net Assets, End of Period ($ millions)	21	19		15		8	2		91	78		44		20		5
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.41	2.67		3.51		5.36	5.28	(c)	2.53	2.79		3.45		4.65		5.39	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05	0.04	(d)	0.05	0.05		0.05		0.05		0.04	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05	0.04	(d)	0.05	0.05		0.05		0.05		0.04	(d)
Portfolio Turnover Rate (%)(a)	21.22	18.31		38.17		32.37	32.49	(c)	8.10	5.64		26.96		21.47		2.79	(c)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	2020 Retirement Fund									2025 Retirement Fund
	Years Ended December 31,							Period Ended December 31,		Years Ended December 31,							Period Ended December 31,
	2011	2010		2009		2008		2007(f)		2011	2010		2009		2008		2007(f)
Net Asset Value, Beginning of Period	$0.91	$0.80		$0.66		$0.91		$0.97		$0.90	$0.78		$0.64		$0.92		$0.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02	0.02		0.02		0.02		0.02		0.02	0.02		0.02		0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.01)	0.09		0.14		(0.25)		(0.04)		(0.02)	0.10		0.14		(0.28)		(0.04)
Total From Investment Operations	0.01	0.11		0.16		(0.23)		(0.02)		—	0.12		0.16		(0.26)		(0.02)
Less: Dividend Distributions: From Net Investment Income	(0.02)	—	(h)	(0.02	)(g)	(0.02	)(g)	(0.02)		(0.01)	—	(h)	(0.02	)(g)	(0.02	)(g)	(0.02)
From Capital Gains	— (h)	—	(h)	—		—		(0.02)		— (h)	—	(h)	—		—		(0.03)
Total Distributions	(0.02)	—		(0.02)		(0.02)		(0.04)		(0.01)	—		(0.02)		(0.02)		(0.05)
Net Asset Value, End of Period	$0.90	$0.91		$0.80		$0.66		$0.91		$0.89	$0.90		$0.78		$0.64		$0.92
Total Return (%)(b)	1.55	13.90		23.18		(24.81)		(1.54	)(c)	0.83	15.49		25.10		(28.32)		(1.95	)(c)
Net Assets, End of Period ($ millions)	118	90		50		21		5		109	81		42		15		2
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.63	2.76		3.61		4.73		5.29	(c)	2.49	2.50		3.25		5.06		4.48	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05		0.04	(d)	0.05	0.05		0.05		0.05		0.04	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05		0.04	(d)	0.05	0.05		0.05		0.05		0.04	(d)
Portfolio Turnover Rate (%)(a)	4.73	2.62		13.70		14.74		2.51	(c)	2.52	3.16		9.21		10.06		0.28	(c)

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

	2030 Retirement Fund
	Years Ended December 31,							Period Ended December 31,
	2011	2010		2009		2008		2007(f)
Net Asset Value, Beginning of Period	$0.90	$0.77		$0.62		$0.92		$0.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02	0.02		0.01		0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.02)	0.11		0.15		(0.30)		(0.04)
Total From Investment Operations	—	0.13		0.16		(0.28)		(0.02)
Less: Dividend Distributions: From Net Investment Income	(0.02)	—	(h)	(0.01	)(g)	(0.02	)(g)	(0.02)
From Capital Gains	— (h)	—	(h)	—		—		(0.03)
Total Distributions	(0.02)	—		(0.01)		(0.02)		(0.05)
Net Asset Value, End of Period	$0.88	$0.90		$0.77		$0.62		$0.92
Total Return (%)(b)	0.21	16.59		26.47		(29.95)		(2.22	)(c)
Net Assets, End of Period ($ millions)	90	67		35		12		2
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.37	2.37		3.07		4.61		4.82	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05		0.05	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05		0.05	(d)
Portfolio Turnover Rate (%)(a)	2.66	1.74		8.96		12.34		4.11	(c)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	2035 Retirement Fund									2040 Retirement Fund
	Years Ended December 31,							Period Ended December 31,		Years Ended December 31,							Period Ended December 31,
	2011	2010		2009		2008		2007(f)		2011	2010		2009		2008		2007(f)
Net Asset Value, Beginning of Period	$0.88	$0.75		$0.60		$0.92		$1.00		$0.88	$0.74		$0.59		$0.91		$0.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.01	0.01		0.01		0.02		0.02		0.01	0.01		0.01		0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.02)	0.12		0.15		(0.32)		(0.05)		(0.03)	0.13		0.15		(0.32)		(0.05)
Total From Investment Operations	(0.01)	0.13		0.16		(0.30)		(0.03)		(0.02)	0.14		0.16		(0.30)		(0.03)
Less: Dividend Distributions: From Net Investment Income	(0.01)	—	(h)	(0.01	)(g)	(0.02	)(g)	(0.02)		(0.01)	—	(h)	(0.01	)(g)	(0.02	)(g)	(0.02)
From Capital Gains	— (h)	—	(h)	—		—		(0.03)		— (h)	—	(h)	—		—		(0.03)
Total Distributions	(0.01)	—		(0.01)		(0.02)		(0.05)		(0.01)	—		(0.01)		(0.02)		(0.05)
Net Asset Value, End of Period	$0.86	$0.88		$0.75		$0.60		$0.92		$0.85	$0.88		$0.74		$0.59		$0.91
Total Return (%)(b)	(0.63)	17.66		27.05		(32.53)		(2.54	)(c)	(1.24)	18.38		27.84		(32.75)		(2.68	)(c)
Net Assets, End of Period ($ millions)	69	53		27		9		2		62	47		23		6		1
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.17	2.20		2.74		4.21		3.76	(c)	2.09	2.13		2.75		4.20		3.93	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05		0.05	(d)	0.05	0.05		0.05		0.05		0.05	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05		0.05	(d)	0.05	0.05		0.05		0.05		0.05	(d)
Portfolio Turnover Rate (%)(a)	2.78	1.47		6.27		7.62		0.71	(c)	2.28	1.37		5.79		7.79		1.18	(c)

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

	2045 Retirement Fund
	Years Ended December 31,							Period Ended December 31,
	2011	2010		2009		2008		2007(f)
Net Asset Value, Beginning of Period	$0.88	$0.74		$0.59		$0.91		$0.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.01	0.01		0.01		0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.03)	0.13		0.15		(0.32)		(0.05)
Total From Investment Operations	(0.02)	0.14		0.16		(0.30)		(0.03)
Less: Dividend Distributions: From Net Investment Income	(0.01)	—	(h)	(0.01	)(g)	(0.02	)(g)	(0.02)
From Capital Gains	— (h)	—	(h)	—		—		(0.03)
Total Distributions	(0.01)	—		(0.01)		(0.02)		(0.05)
Net Asset Value, End of Period	$0.85	$0.88		$0.74		$0.59		$0.91
Total Return (%)(b)	(1.45)	18.57		27.55		(32.90)		(2.79	)(c)
Net Assets, End of Period ($ millions)	76	54		25		7		1
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.09	2.14		2.61		4.49		4.17	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05		0.03	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.05	0.05		0.05		0.05		0.03	(d)
Portfolio Turnover Rate (%)(a)	1.97	1.04		7.87		6.77		6.34	(c)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund						Moderate Allocation Fund
	Years Ended December 31,						Years Ended December 31,
	2011	2010		2009	2008	2007	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$1.08	$0.99		$0.89	$1.03	$1.02	$1.16	$1.03	$0.88		$1.14	$1.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.03	0.03		0.03	0.04	0.04	0.03	0.03	0.03		0.03	0.04
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.03	0.06		0.11	(0.14)	0.02	0.02	0.11	0.15		(0.25)	0.03
Total From Investment Operations	0.06	0.09		0.14	(0.10)	0.06	0.05	0.14	0.18		(0.22)	0.07
Less: Dividend Distributions: From Net Investment Income	(0.03)	—	(h)	(0.03)	(0.04)	(0.04)	(0.03)	— (h)	(0.03	)(g)	(0.03)	(0.04)
From Capital Gains	— (h)	—	(h)	(0.01)	—	(0.01)	— (h)	(0.01)	—		(0.01)	(0.03)
Total Distributions	(0.03)	—		(0.04)	(0.04)	(0.05)	(0.03)	(0.01)	(0.03)		(0.04)	(0.07)
Net Asset Value, End of Period	$1.11	$1.08		$0.99	$0.89	$1.03	$1.18	$1.16	$1.03		$0.88	$1.14
Total Return (%)(b)	5.79	9.34		15.94	(10.19)	6.43	4.19	13.11	21.27		(19.85)	6.36
Net Assets, End of Period ($ millions)	66	52		38	24	20	182	163	125		90	102
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	3.40	3.47		4.24	4.04	4.48	2.68	2.73	3.22		3.14	3.54
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	—	—		—	—	—	—	—	—		—	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	—	—		—	—	—	—	—	—		—	—
Portfolio Turnover Rate (%)(a)	12.14	20.11		14.24	38.30	13.72	11.21	15.68	15.29		25.21	12.35

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

	Aggressive Allocation Fund
	Years Ended December 31,
	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$1.24	$1.06		$0.86	$1.24		$1.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02	0.02		0.02	0.02		0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	0.16		0.20	(0.37)		0.04
Total From Investment Operations	0.02	0.18		0.22	(0.35)		0.07
Less: Dividend Distributions: From Net Investment Income	(0.02)	—	(h)	(0.02)	(0.02	)(g)	(0.04	)(g)
From Capital Gains	—	—		—	(0.01)		(0.06)
Total Distributions	(0.02)	—		(0.02)	(0.03)		(0.10)
Net Asset Value, End of Period	$1.24	$1.24		$1.06	$0.86		$1.24
Total Return (%)(b)	2.31	17.02		25.64	(28.20)		5.52
Net Assets, End of Period ($ millions)	158	147		117	81		101
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.13	2.07		2.44	2.41		2.75
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	—	—		—	—		—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	—	—		—	—		—
Portfolio Turnover Rate (%)(a)	7.73	12.91		11.70	20.56		9.14

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund					Mid-Term Bond Fund
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.20	$1.21	$1.21	$1.21	$1.21	$1.03	$1.00	$0.94	$0.96	$0.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	—	—	—	0.03	0.05	0.03	0.04	0.04	0.04	0.04
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	(0.01)	—	—	—	0.03	0.02	0.07	(0.02)	0.03
Total From Investment Operations	—	(0.01)	—	0.03	0.05	0.06	0.06	0.11	0.02	0.07
Less: Dividend Distributions: From Net Investment Income	—	—	—	(0.03)	(0.05)	(0.03)	(0.03)	(0.04)	(0.04)	(0.04)
From Capital Gains	—	—	—	—	—	—	— (h)	(0.01)	—	—
Total Distributions	—	—	—	(0.03)	(0.05)	(0.03)	(0.03)	(0.05)	(0.04)	(0.04)
Net Asset Value, End of Period	$1.20	$1.20	$1.21	$1.21	$1.21	$1.06	$1.03	$1.00	$0.94	$0.96
Total Return (%)(b)	(0.17)	(0.14)	(0.08)	2.34	5.03	6.34	6.93	11.22	1.84	7.22
Net Assets, End of Period ($ millions)	101	109	119	201	312	338	298	234	183	122
Ratio of Net Investment Income to Average Net Assets (%)	(0.17)	(0.15)	(0.04)	2.38	4.89	3.02	3.66	4.16	4.27	4.28
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.31	0.32	0.33	0.32	0.28	0.55	0.57	0.58	0.55	0.56
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.31	0.32	0.33	0.32	0.28	0.55	0.57	0.58	0.55	0.56
Portfolio Turnover Rate (%)(a)	N/A	NA	NA	NA	NA	23.69	16.70	30.76	34.95	26.78

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

	Bond Fund
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.34	$1.30	$1.18	$1.27	$1.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.05	0.05	0.05	0.07	0.06
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.05	0.04	0.12	(0.09)	0.01
Total From Investment Operations	0.10	0.09	0.17	(0.02)	0.07
Less: Dividend Distributions: From Net Investment Income	(0.05)	(0.05)	(0.05)	(0.07)	(0.06)
From Capital Gains	—	—	—	—	—
Total Distributions	(0.05)	(0.05)	(0.05)	(0.07)	(0.06)
Net Asset Value, End of Period	$1.39	$1.34	$1.30	$1.18	$1.27
Total Return (%)(b)	7.30	7.29	14.61	(1.75)	5.90
Net Assets, End of Period ($ millions)	635	597	488	372	384
Ratio of Net Investment Income to Average Net Assets (%)	3.61	3.81	4.62	5.05	4.95
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.55	0.57	0.58	0.56	0.53
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.55	0.57	0.58	0.56	0.53
Portfolio Turnover Rate (%)(a)	30.24	40.33	46.27	23.76	17.56

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the "Investment Company") is a diversified, open-end management investment company — a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company ("Mutual of America Life") and its affiliates. As a "series" type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2011, there were 23 Funds (collectively, "the Funds"): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund and 2045 Retirement Fund (collectively, "Retirement Funds"); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, "Allocation Funds"). The International Fund and the Retirement Funds commenced operations on November 5, 2007.

Investment Company shares are issued to Mutual of America Life, and on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company's Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with U.S. generally accepted accounting principles ("GAAP"):

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•  Level 1 — quoted prices in active markets for identical securities.

•  Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2011, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such securities as of December 31, 2011. Fair value inputs for all debt securities were considered Level 2. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds' investments and other financial instruments as of December 31, 2011, by fair value input hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value: (See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$900,508,881	—	—	$900,508,881
Short-Term Debt Securities	—	$26,609,374	—	$26,609,374
Temporary Cash Investments	—	$291,200	—	$291,200
	$900,508,881	$26,900,574	—	$927,409,455
All America Fund
Common Stock-Indexed	$140,676,191	—	—	$140,676,191
Common Stock-Active	$100,518,615	$270,192	—	$100,788,807
Convertible Preferred Stock	$152,650	—	—	$152,650
Short-Term Debt Securities	—	$6,599,846	—	$6,599,846
Temporary Cash Investments	—	$1,209,500	—	$1,209,500
	$241,347,456	$8,079,538	—	$249,426,994
Small Cap Value Fund
Common Stock	$243,338,244	$1,575,328	—	$244,913,572
Convertible Preferred Stock	$1,168,210	—	—	$1,168,210
Short-Term Debt Securities	—	$12,699,833	—	$12,699,833
	$244,506,454	$14,275,161	—	$258,781,615
Small Cap Growth Fund
Common Stock	$260,695,870	—	—	$260,695,870
Short-Term Debt Securities	—	$9,999,822	—	$9,999,822
	$260,695,870	$9,999,822	—	$270,695,692
Mid Cap Value Fund
Common Stock	$48,095,505	—	—	$48,095,505
Short-Term Debt Securities	—	$2,499,955	—	$2,499,955
	$48,095,505	$2,499,955	—	$50,595,460
Mid-Cap Equity Index Fund
Common Stock	$496,132,275	—	—	$496,132,275
Short-Term Debt Securities	—	$8,615,780	—	$8,615,780
Temporary Cash Investments	—	$95,900	—	$95,900
	$496,132,275	$8,711,680	—	$504,843,955
International Fund
Common Stock	$68,111,181	—	—	$68,111,181
Short-Term Debt Securities	—	$2,799,885	—	$2,799,885
	$68,111,181	$2,799,885	—	$70,911,066
Composite Fund
Common Stock	$91,724,697	—	—	$91,724,697
U.S. Government Debt	—	$9,269,087	—	$9,269,087
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$22,443,212	—	$22,443,212
Corporate Debt	—	$30,777,459	—	$30,777,459
Short-Term Debt	—	$5,499,161	—	$5,499,161
Temporary Cash Investments	—	$786,000	—	$786,000
	$91,724,697	$68,774,919	—	$160,499,616
Retirement Income Fund
Common Stock	$23,269,089	—	—	$23,269,089
2010 Retirement Fund
Common Stock	$20,581,993	—	—	$20,581,993

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
2015 Retirement Fund
Common Stock	$90,937,727	—	—	$90,937,727
2020 Retirement Fund
Common Stock	$117,984,791	—	—	$117,984,791
2025 Retirement Fund
Common Stock	$109,488,990	—	—	$109,488,990
2030 Retirement Fund
Common Stock	$90,234,757	—	—	$90,234,757
2035 Retirement Fund
Common Stock	$69,051,976	—	—	$69,051,976
2040 Retirement Fund
Common Stock	$62,072,097	—	—	$62,072,097
2045 Retirement Fund
Common Stock	$75,521,779	—	—	$75,521,779
Conservative Allocation Fund
Common Stock	$66,074,626	—	—	$66,074,626
Moderate Allocation Fund
Common Stock	$182,024,015	—	—	$182,024,015
Aggressive Allocation Fund
Common Stock	$158,288,554	—	—	$158,288,554
Money Market Fund
U.S. Government Debt	—	$4,799,958	—	$4,799,958
U.S. Government Agency Short-Term Debt	—	$24,294,038	—	$24,294,038
Commercial Paper	—	$71,481,575	—	$71,481,575
Temporary Cash Investments	—	$15,600	—	$15,600
	—	$100,591,171	—	$100,591,171
Mid-Term Bond Fund
U.S. Government Debt	—	$151,449,354	—	$151,449,354
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$540,265	—	$540,265
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$46,830,174	—	$46,830,174
Corporate Debt	—	$133,248,259	—	$133,248,259
Short-Term Debt	—	$2,999,963	—	$2,999,963
Temporary Cash Investments	—	$670,700	—	$670,700
	—	$335,738,715	—	$335,738,715
Bond Fund
U.S. Government Debt	—	$68,269,715	—	$68,269,715
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$188,656,803	—	$188,656,803
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$15,377,298	—	$15,377,298
Corporate Debt	—	$344,979,018	—	$344,979,018
Sovereign Debt	—	$4,638,256	—	$4,638,256
Short-Term Debt	—	$7,799,788	—	$7,799,788
Temporary Cash Investments	—	$64,500	—	$64,500
	—	$629,785,378	—	$629,785,378
Other Financial Instruments:*
Equity Index Fund	$(17,704)	—	—	$(17,704)
All America Fund	$(1,961)	—	—	$(1,961)
Mid-Cap Equity Index Fund	$(3,539)	—	—	$(3,539)

*  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2011
	Balance December 31, 2010	Change in Unrealized Gains (Losses)(a)	Transfers Into Level 3	Transfers Out of Level 3(b)	Balance December 31, 2011	Net Change in Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2011 Included in Statement of Operations
All America Fund — Active Common Stock	$329,297	—	—	$(329,937)	—	—
Small Cap Value Fund — Common Stock	$1,919,931	—	—	$(1,919,931)	—	—

(a)  Unrealized gains and losses on Level 3 securities are included in Change in Net Unrealized Appreciation (Depreciation) of Investments in the Statements of Operations.

(b)  Reflects transfers into Level 2 as a result of a security no longer being carried at a calculated fair value due to a recent trade, as further described under Security Valuation below.

During 2011, there were no transfers of securities between Level 1 and Level 2.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures About Fair Value Measurements." The ASU clarifies existing disclosure and requires additional disclosure regarding fair value measurements. The above disclosure reflects the additional requirements of ASU No. 2010-06.

In May 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurements (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU No. 2011-04"). ASU No. 2011-04 requires additional disclosures regarding fair value measurements in financial statements of interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 will have on the Company's financial statement disclosures.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company. The Advisor uses a market approach to calculate fair value for equity securities which would be categorized as Level 3 above. The Adviser's valuation is primarily based on information regarding the specific equity issuer, such as financial statements, the relationship of per-share book value to the last trade price and operating information. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out ("FIFO") basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized gain or loss on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments in the Components of Net Assets section of the Statement of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or deprecation of futures contracts is recorded in the Statement of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statement of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The "Underlying Face Amount at Value" (appearing in the "Notes to the Summary Portfolio of Investments in Securities") representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund's exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2011, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $210,964,659, $189,300,429 and $56,946,163, respectively.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund's time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	38%	7%
2010 Retirement Fund	25%	12%	—	—	4%	25%	29%	5%
2015 Retirement Fund	29%	11%	2%	2%	7%	26%	16%	4%
2020 Retirement Fund	33%	11%	4%	4%	9%	25%	14%	—
2025 Retirement Fund	37%	15%	5%	5%	9%	22%	7%	—
2030 Retirement Fund	40%	17%	6%	6%	10%	21%	—	—
2035 Retirement Fund	40%	20%	7%	7%	12%	14%	—	—
2040 Retirement Fund	35%	24%	8%	8%	14%	11%	—	—
2045 Retirement Fund	35%	20%	10%	10%	15%	10%	—	—

Generally, rebalancing of the Retirement Funds' holdings is performed on a quarterly or other periodic basis and the mix of underlying Funds is reviewed annually.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted:

Conservative Allocation:	Equity Index (25%), Bond (30%),

Mid-Term Bond (45%).

Moderate Allocation:	Equity Index (35%), Bond (30%),

Mid-Term Bond (20%), Mid-Cap Equity Index (15%).

Aggressive Allocation:	Equity Index (45%), Bond (25%),

Mid-Cap Equity Index (20%), Small Cap Value (5%), Small Cap Growth (5%).

Generally, rebalancing of the Allocation Funds' holdings is performed on a monthly basis.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders ("Dividends") — Distributions to shareholders are recorded on the ex-dividend date. It is the Investment Company's policy to make distributions of its net investment income twice a year and, on an annual basis, to distribute net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds' net asset values) are made within the funds' capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund's tax return to determine whether it is "more-likely-than-not" that tax positions taken in the fund's tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2011, management has evaluated the tax positions taken on the Funds' tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds' financial statements. Each Fund's federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2011, the Funds had the following capital loss carry forwards to offset net capital gains, to the extent provided by Federal income tax regulations, which if unused expire on the dates noted. In addition, the Equity Index, All America, Small Cap Growth, Mid-Cap Equity Index and Money Market Funds generated a post-October 2011 capital loss of $2,405,756, $115,198, $684,723, $341,265 and $558, respectively, which do not expire. During 2011, $9,313,460 of the Bond Fund's capital loss carryforwards expired.

Expiring on December 31,	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
2012	$0	$0	$0	$0	$0
2013	0	0	0	0	0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	2,152,798	0	0	0	0
2017	0	7,698,674	14,798,944	0	696,830
2018	0	0	0	0	0
No Expiration	0	0	0	0	0
Total	$2,152,798	$7,698,674	$14,798,944	$0	$696,830

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Expiring on December 31,	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
2012	$0	$0	$0	$0	$0
2013	0	0	0	0	0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	4,661,552	0	0
2017	0	0	11,795,277	0	0
2018	0	0	0	0	0
No Expiration	0	0	0	0	0
Total	$0	$0	$16,456,829	$0	$0
Expiring on December 31,	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
2012	$0	$0	$0	$0	$0
2013	0	0	0	0	0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	0	0	0
2017	0	0	0	0	0
2018	0	0	0	0	0
No Expiration	0	0	0	0	0
Total	$0	$0	$0	$0	$0
Expiring on December 31,	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
2012	$0	$0	$0	$0	$0
2013	0	0	0	0	0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	0	0	0
2017	0	0	0	0	0
2018	0	0	0	0	0
No Expiration	0	0	0	0	0
Total	$0	$0	$0	$0	$0
Expiring on December 31,	Money Market Fund	Mid-Term Bond Fund	Bond Fund
2012	$0	$0	$171,798
2013	0	0	439,879
2014	0	0	3,606,785
2015	0	0	0
2016	0	0	0
2017	0	0	3,299,948
2018	0	0	0
No Expiration	0	0	0
Total	$0	$0	$7,218,410

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act were effective for the Funds' fiscal year ending December 31, 2011.

Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards (those expiring between December 31, 2011 and December 31, 2018) may be more likely to expire unused. Additionally, post-enactment capital losses (those relating to taxable years after 2010 and have no expiration date) that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

2.  EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
All America, Composite, Mid-Term Bond, Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds (and the Retirement and International Funds) will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

3.  INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2011, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$67,985,753	$63,432,363	$62,376,236	$165,859,767	$6,642,302
Proceeds from sales of investments	$47,563,249	$82,406,991	$73,368,943	$171,481,709	$9,383,259
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$115,546,355	$22,195,374	$36,236,513	$9,595,270	$5,871,314
Proceeds from sales of investments	$81,175,958	$949,386	$43,224,830	$4,771,685	$4,464,110
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$20,501,718	$34,110,759	$33,496,133	$27,047,313	$19,863,685
Proceeds from sales of investments	$6,953,555	$4,986,736	$2,406,700	$2,082,932	$1,688,824

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

3.  INVESTMENTS (CONTINUED)

	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$18,857,129	$25,689,180	$19,963,961	$36,922,338	$23,433,188
Proceeds from sales of investments	$1,244,172	$1,281,732	$6,860,819	$19,386,219	$12,052,137
	Money Market Fund			Mid-Term Bond Fund	Bond Fund

Cost of investment purchases	—	$108,307,517	$214,293,753
Proceeds from sales of investments	—	$77,158,076	$184,853,781

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2011, was $1,354,888,493; net proceeds from sales for the year were $1,363,238,944.

The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2011 for each of the funds were as follows. Differences with amounts reflected in the Statements of Assets and Liabilities arise principally from wash sales and the treatment of distributions from Real Estate Investment Trusts (REITs).

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$233,701,987	$42,037,604	$52,218,717	$52,636,735	$8,400,824
Unrealized Depreciation	(113,462,577)	(32,562,621)	(21,180,476)	(10,648,294)	(5,836,584)
Net	$120,239,410	$9,474,983	$31,038,241	$41,988,441	$2,564,240
Tax Cost of Investments	$807,170,045	$239,952,011	$227,743,374	$228,707,251	$48,031,220
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$85,776,468	$0	$20,251,371	$332,548	$1,226,835
Unrealized Depreciation	(48,663,794)	(7,751,322)	(7,686,117)	(15,600)	(668,500)
Net	$37,112,674	$(7,751,322)	$12,565,254	$316,948	$558,335
Tax Cost of Investments	$467,731,281	$78,662,388	$147,934,362	$22,952,141	$20,023,658
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$7,192,205	$8,608,348	$8,862,021	$7,581,335	$6,209,112
Unrealized Depreciation	(2,553,921)	(2,854,740)	(1,777,717)	(1,608,529)	(1,204,441)
Net	$4,638,284	$5,753,608	$6,904,304	$5,972,806	$5,004,671
Tax Cost of Investments	$86,299,443	$112,231,183	$102,584,685	$84,261,951	$64,047,303
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$5,468,980	$6,594,779	$3,341,798	$13,985,412	$9,504,582
Unrealized Depreciation	(1,017,743)	(1,244,383)	(1,486,396)	(7,371,016)	(4,548,620)
Net	$4,451,237	$5,350,396	$1,855,402	$6,614,396	$4,955,962
Tax Cost of Investments	$57,620,860	$70,171,382	$64,219,223	$175,409,619	$153,332,591

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

3.  INVESTMENTS (CONTINUED)

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$335	$22,124,893	$36,684,215
Unrealized Depreciation	(10,116)	(338,845)	(1,136,843)
Net	$(9,781)	$21,786,048	$35,547,372
Tax Cost of Investments	$100,600,952	$313,952,667	$594,238,005

4.  CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2011, shares authorized were allocated into the 23 series of Funds as follows:

Authorized No. of Shares
Equity Index Fund	500,000,000
All America Fund	225,000,000
Small Cap Value Fund	350,000,000
Small Cap Growth Fund	350,000,000
Mid Cap Value Fund	100,000,000
Mid-Cap Equity Index Fund	400,000,000
International Fund	125,000,000
Composite Fund	200,000,000
Retirement Income Fund	50,000,000
2010 Retirement Fund	50,000,000
2015 Retirement Fund	150,000,000
2020 Retirement Fund	175,000,000
2025 Retirement Fund	175,000,000
2030 Retirement Fund	150,000,000
2035 Retirement Fund	150,000,000
2040 Retirement Fund	100,000,000
2045 Retirement Fund	150,000,000
Conservative Allocation Fund	100,000,000
Moderate Allocation Fund	200,000,000
Aggressive Allocation Fund	200,000,000
Money Market Fund	175,000,000
Mid-Term Bond Fund	350,000,000
Bond Fund	500,000,000
Sub-Total	4,925,000,000
Shares to be allocated at the discretion of the Board of Directors	75,000,000
Total	5,000,000,000

See Footnote 6, "Subsequent Event," for information regarding an addition to the number of authorized shares and changes to the allocation of authorized shares that took place on February 23, 2012.

5.  DIVIDENDS

On August 18, 2011 and August 19, 2011, required distributions of net investment income and, as applicable, net realized gains relating to 2010 were declared and paid for the funds in accordance with Internal Revenue Section 855(a). On December 29, 2011, dividend distributions were declared and paid for each of the funds (other than the Small Cap Growth and Money Market Funds) from net investment income relating to 2011.

On September 7, 2010, required distributions of net investment income and, as applicable, net realized gains relating to 2009 were declared and paid for the funds in accordance with Internal Revenue Section 855(a).

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

On December 31, 2010, dividend distributions were declared and paid for each of the funds from net investment income and, as applicable, from net realized gains on investment transactions relating to 2010.

Pursuant to shareholders' instructions, substantially all dividend distributions throughout 2011 and 2010 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2011 and 2010 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2011	$18,904,206	$6,317,474	$2,548,887	$0	$628,396
2010	$14,303,185	$3,289,983	$2,642,181	$0	$580,763
Long-Term Capital Gains (b)
2011	$0	$0	$0	$0	$0
2010	$0	$0	$0	$0	$0
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2011	$6,927,757	$2,142,256	$7,396,780	$478,508	$441,941
2010	$7,789,431	$1,504,558	$4,166,967	$263,708	$26,710
Long-Term Capital Gains (b)
2011	$8,232,316	$211,930	$0	$47,419	$25,781
2010	$8,848,636	$0	$0	$172,945	$71,240
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2011	$1,729,238	$1,955,796	$1,518,829	$1,162,444	$836,651
2010	$63,956	$43,965	$97,929	$110,038	$93,247
Long-Term Capital Gains (b)
2011	$120,136	$139,097	$201,103	$195,986	$173,801
2010	$77,361	$121,062	$75,919	$42,053	$34,003
	2040 Retirement Fund	2045 Retirement Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary Income (a)
2011	$707,075	$801,800	$1,565,125	$4,054,555	$3,017,256
2010	$85,340	$85,259	$1,380	$216,675	$400,140
Long-Term Capital Gains (b)
2011	$182,882	$173,340	$19,438	$304,510	$0
2010	$32,272	$32,852	$214,954	$632,136	$0
	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2011	$0	$10,100,703	$22,722,570
2010	$0	$9,734,898	$20,675,187
Long-Term Capital Gains (b)
2011	$0	$0	$0
2010	$0	$474,362	$0

Notes:

(a)  Includes distributions from Fund-level net short-term capital gains.

(b)  To the extent reported, each Fund designates these amounts as capital gain dividends for Federal income tax purposes.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

Undistributed net income and gains (losses) — As of December 31, 2011, undistributed net income and undistributed accumulated gain (loss) on a tax basis were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$0	$0	$0	$0	$0
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(2,152,798)	$(7,698,674)	$(14,798,944)	$2,116,422	$(696,830)
Net unrealized appreciation (depreciation) of investments and futures contracts	$120,221,705	$9,473,023	$31,038,241	$41,988,441	$2,564,240
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$—	$21,604	$25,801	$598,298	$501,103
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$21,611,283	$73,236	$(16,456,829)	$555,974	$710,537
Net unrealized appreciation (depreciation) of investments and futures contracts	$37,109,134	$(7,751,322)	$12,565,254	$316,948	$558,335
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$2,132,730	$2,712,014	$2,312,037	$1,804,778	$1,281,243
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$713,547	$462,891	$386,258	$338,408	$310,979
Net unrealized appreciation (depreciation) of investments and futures contracts	$4,638,284	$5,753,608	$6,904,304	$5,972,806	$5,004,671
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$1,115,985	$1,327,885	$1,854,503	$4,454,203	$3,143,042
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$321,679	$318,442	$770,637	$1,820,677	$511,902
Net unrealized appreciation (depreciation) of investments and futures contracts	$4,451,237	$5,350,396	$1,855,402	$6,614,396	$4,955,962
	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$0	$269,325	$187,178
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$0	$715,725	$(7,218,410)
Net unrealized appreciation (depreciation) of investments and futures contracts	$(9,781)	$21,786,048	$35,547,372

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to wash sales, post-October losses and the Federal income tax treatment of futures contracts.

Reclassifications — Periodically, the Funds may reclassify book to tax differences as a result of the differences arising from the accounting for REIT securities, non-deductible net operating loss, return of capital distributions and Fund distributions for Federal income tax purposes versus financial reporting purposes. Each Fund's net assets are not affected by these reclassifications.

During the year ended December 31, 2011, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(417,900)	$(88,713)	$(17,008)	$888,732	$(6,152)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$333,843	$110,733	$293,665	$137,615	$70,571
Paid in capital	$84,057	$(22,020)	$(276,657)	$(1,026,347)	$(64,419)
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$(70,859)	$0	$(555)	$2,895	$6,487
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$70,859	$0	$555	$(1,719)	$(4,973)
Paid in capital	$—	$0	$0	$(1,176)	$(1,514)
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$23,346	$29,329	$33,619	$31,116	$26,969
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(16,043)	$(19,640)	$(23,932)	$(22,957)	$(20,627)
Paid in capital	$(7,303)	$(9,689)	$(9,687)	$(8,159)	$(6,342)
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$26,312	$27,107	$3,984	$59,617	$69,876
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(21,439)	$(21,490)	$0	$(42,128)	$(49,645)
Paid in capital	$(4,873)	$(5,617)	$(3,984)	$(17,489)	$(20,231)
	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$177,791	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(802)	$0	$9,313,460
Paid in capital	$(176,989)	$0	$(9,313,460)

These reclassifications were made as a result of the differences arising from the disallowance of net operating losses, expiration of capital loss carryforwards, distributions from REITs, distribution reclassifications and other cumulative adjustments for Federal income tax purposes versus financial reporting purposes.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

6.  SUBSEQUENT EVENT

On February 23, 2012, the Board of Directors of the Investment Company increased the number of authorized shares from five billion to six billion. Also on that date, the Board of Directors increased the number of authorized shares of the International Fund from 125 million to 200 million. Finally, the Board of Directors on that date authorized 100 million shares for the use of a new 2050 Retirement Fund, which is expected to commence operations on or after May 1, 2012. As a result of these actions, there remained 900 million unallocated shares on that date.

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
of Mutual of America Investment Corporation:

We have audited the accompanying statement of assets and liabilities of Mutual of America Investment Corporation, comprising the Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Mid-Term Bond Fund and Bond Fund (collectively, the "Funds"), including the portfolios of investments in securities for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, International Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund and 2045 Retirement Fund, and the summary portfolios of investments in securities for each of the remaining Funds as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Mutual of America Investment Corporation as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2012

MUTUAL OF AMERICA INVESTMENT CORPORATION
ADDITIONAL INFORMATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Greed serves as director of one other investment company advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company's Statement of Additional Information ("SAI"), filed with the Securities and Exchange Commission, contains additional information about the Investment Company's Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Carolyn N. Dolan age 65	since April 2011	Founding Principal and Portfolio Manager, Samson Capital Advisors LLC, 2004 to present; prior thereto, Senior Vice President and Senior Managing Director, Offit Investment Group	Trustee, Fordham University; Mutual of America Institutional Funds, Inc.

Kevin M. Kearney age 59	since May 2008	Partner, Wingate, Kearney & Cullen	Director, Concern Worldwide, USA; Trustee, College of Mount Saint Vincent; Director, Mutual of America Institutional Funds, Inc.

LaSalle D. Leffall, III, age 49	since April 2011	President and Founder, LDL Financial, Inc., the managing member of LDL Financial, LLC	Federal Home Loan Bank of Atlanta; Lockhart Companies Incorporated; Mutual of America Institutional Funds, Inc.

John W. Sibal, age 59	since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Vice Chairman and Director, New Orleans Recreation Development Fund; Director, Eustis Commercial Mortgage Corporation; Director, Mutual of America Institutional Funds, Inc.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Margaret M. Smyth age 48	since February 2007	Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company, 2010-2011; Vice President, Controller, United Technologies Corporation, 2007-2010; prior thereto, Vice President and Chief Accounting Officer, 3M Company	Director, Martha Stewart Living Omnimedia, Inc.; Trustee, Concern Worldwide (U.S.) Inc.; Trustee Fellow, Fordham University; Executive Board Member, Financial Executives International Committee on Corporate Reporting; Member, IFRS Interpretations Committee; Member, International Accounting Standards Board; Member, Business Executives for National Security (BENS); Director, Mutual of America Institutional Funds, Inc.

Patrick J. Waide, Jr. age 74	since December 2003	Certified Public Accountant	Trustee, John Simon Guggenheim Memorial Foundation; Director, The National Catholic Reporter Publishing Company; Director, Mutual of America Institutional Funds, Inc.

William E. Whiston, age 58	since February 2011	Chief Financial Officer, the Archdiocese of New York; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank; Adjunct Professor in Finance, Fordham University Graduate School of Business;	Trustee and Treasurer, Trustees of St. Patrick's Cathedral in New York City; Trustee, St. Joseph's Seminary; Trustee, New York Medical College; Director, Mutual of America Institutional Funds, Inc.

Interested Director

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
John R. Greed Chairman of the Board, President and Chief Executive Officer, age 51	Director since September 2003; Chairman of the Board since July 2010	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company and Mutual of America Holding Company, Inc. since December 2007; prior thereto, Senior Executive Vice President and Treasurer; Senior Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Capital Management Corporation; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	Mutual of America Life Insurance Company, Mutual of America Holding Company, Inc. Mutual of America Institutional Funds, Inc.

Mr. Greed is an "interested person" as an officer of the Adviser and of affiliates of the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
James J. Roth Executive Vice President and General Counsel, age 62	since April 2009	Executive Vice President and General Counsel, Mutual of America Life Insurance Company since April 2009, prior thereto Executive Vice President, Deputy General Counsel, prior thereto Senior Vice President, Chief Compliance Officer, prior thereto Vice President and Associate General Counsel; Executive Vice President and General Counsel, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, Mutual of America Investment Corporation, and Mutual of America Institutional Funds, Inc; Chairman, President and Chief Executive Officer, Mutual of America Holding Company, Inc.	Mutual of America Life Insurance Company; Mutual of America Holding Company, Inc.; Mutual of America Foundation; Respect for Law Alliance, Stuyvesant Town Peter Cooper Village Tenants Association

George L. Medlin, Executive Vice President, and Treasurer, age 59	since July 2010	Executive Vice President and Treasurer, Mutual of America Life Insurance Company and Mutual of America Holding Company, Inc. since December 2007; prior thereto, Executive Vice President, Internal Audit, Mutual of America Life Insurance Company; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	Director and Board Treasurer, Nassau County Coalition Against Domestic Violence

Thomas L. Martin Executive Vice President, Deputy General Counsel and Secretary, age 62	since August 2003	Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company since November 2008, prior thereto, Senior Vice President and Associate General Counsel; Executive Vice President Deputy General Counsel and Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Kathryn Lu Executive Vice President and Chief Compliance Officer, age 51	since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Chief Compliance Officer, prior thereto Senior Vice President and Associate General Counsel, Mutual of America; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

John Corrigan Executive Vice President and Internal Auditor, age 51	since February 2008	Executive Vice President and Internal Auditor, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Internal Auditor; Executive Vice President and Internal Auditor, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

Quarterly Portfolio Schedules

Included in this Annual Report are summary schedules of Mutual of America Investment Corporation's ("Investment Company") Fund portfolio holdings as of December 31, 2011. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company's proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC's website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn Lu
Chief Compliance Officer
Mutual of America Investment Corporation
320 Park Avenue
New York, NY 10022-6839

Annual Shareholder Meeting

On April 22, 2011, the Investment Company held an Annual Shareholder Meeting for the purpose of electing the full Board of Directors. All 3,359,761,205 outstanding shares as of the record date (February 18, 2011) were cast for the vote. The number and percentage of votes cast for each Board member were as follows:

Name	Number of Shares Voted For	Percentage of Shares Voted For	Number of Shares Abstained	Percentage of Shares Abstained
Carolyn N. Dolan	3,279,675,056	97.62%	80,086,149	2.38%
John R. Greed	3,273,819,947	97.44%	85,941,258	2.56%
Kevin M. Kearney	3,278,450,232	97.58%	81,310,974	2.42%
LaSalle D. Leffall, III	3,276,660,437	97.53%	83,100,769	2.47%
John W. Sibal	3,277,643,286	97.56%	82,117,920	2.44%
Margaret M. Smyth	3,278,782,341	97.59%	80,978,865	2.41%
Patrick J. Waide, Jr.	3,276,032,648	97.51%	83,728,558	2.49%
William E. Whiston	3,275,671,954	97.50%	84,089,251	2.50%

Supplemental Dividend Information — Unaudited

Dividends from the International, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The Small Cap Growth and Money Market Funds did not distribute any dividends during 2011. The following are the percentages of the ordinary dividends distributed in 2011 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund
Ordinary dividend qualifying percentage	100%	100%	100%	90.07%	100%
	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
Ordinary dividend qualifying percentage	45.70%	15.35%	24.15%	28.24%	33.47%
	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Ordinary dividend qualifying percentage	42.95%	47.49%	53.20%	52.33%	52.67%
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	47.29%	30.03%	45.85%

Important tax information: The following amounts of 2011 Investment Corporation Fund long-term capital gains (if any) have been reported as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$0	$0	$0	$8,156,639
	Mid Cap Value Fund	International	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$211,930	$0	$47,419	$25,781
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$120,136	$139,097	$201,103	$195,986	$173,801
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$182,882	$173,340	$19,438	$304,510	$0
	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$0	$0

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MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we'll waive the monthly participant charge.

Find out more at mutualofamerica.com
or call 1-800-468-3785.

ITEM 2.    CODE OF ETHICS.

Mutual of America Investment Corporation has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940.  The Code consists of two sections.  The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1.  Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002.  It applies specifically to the Corporation’s principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply.  Section A applies to all individuals while Section B applies to the individuals designated in Section B.  Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a) (2) The audit committee financial expert is Patrick J. Waide, Jr.  He was Senior Vice-President, Administration at Sullivan & Company until March 1998; Director of the Drucker Foundation from 1996-1999 and President, Drucker Foundation in 1999.  Mr. Waide is considered an independent director.

(a) (3) Not applicable.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees:

2011: $392,343

2010: $432,816

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    INVESTMENTS.

(a) Schedule I — Portfolios of Investments in Securities follows for those Funds for which a summary portfolio is presented in the Annual Report to Shareholders:

(b) Not applicable.

MUTUAL OF AMERICA INVESTMENT CORPORATION - EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.4%)
Abercrombie & Fitch Co. Cl A	6,968	340,317
Amazon.com, Inc.*	28,552	4,942,351
Apollo Group, Inc.*	9,230	497,220
AutoNation, Inc.*	3,723	137,267
AutoZone, Inc.*	2,194	712,984
Bed Bath & Beyond, Inc.*	18,817	1,090,821
Best Buy Co., Inc.	23,538	550,083
Big Lots, Inc.*	5,154	194,615
BorgWarner, Inc.*	8,772	559,127
Cablevision Systems Corp. Cl A	21,323	303,213
CarMax, Inc.*	17,945	546,964
Carnival Corp.	35,815	1,169,002
CBS Corp. Cl B	53,020	1,438,963
Chipotle Mexican Grill, Inc. Cl A*	2,555	862,926
Coach, Inc.	23,410	1,428,946
Comcast Corp. Cl A	212,628	5,041,410
D.R. Horton, Inc.	21,837	275,365
Darden Restaurants, Inc.	10,561	481,370
DeVry, Inc.	4,715	181,339
DIRECTV Cl A*	59,584	2,547,812
Discovery Communications, Inc. Cl A*	21,565	883,518
Disney (Walt) Co.	146,104	5,478,900
Dollar Tree, Inc.*	9,298	772,757
Expedia, Inc.	7,492	217,403
Family Dollar Stores, Inc.	9,063	522,573
Ford Motor Co.*	304,357	3,274,881
GameStop Corp. Cl A*	11,099	267,819
Gannett Co., Inc.	18,950	253,362
Gap, Inc.	27,044	501,666
Genuine Parts Co.	12,256	750,067
Goodyear Tire & Rubber Co.*	18,796	266,339
H&R Block, Inc.	23,994	391,822
Harley-Davidson, Inc.	17,878	694,918
Harman Int’l. Industries, Inc.	5,594	212,796
Hasbro, Inc.	9,294	296,386
Home Depot, Inc.	119,932	5,041,941
International Game Technology	23,728	408,122
Interpublic Group of Cos., Inc.	37,313	363,055
Johnson Controls, Inc.	55,311	1,729,022
Kohl’s Corp.	20,511	1,012,218
Leggett & Platt, Inc.	11,107	255,905
Lennar Corp. Cl A	12,620	247,983
Limited Brands, Inc.	19,705	795,097
Lowe’s Cos., Inc.	97,621	2,477,621
Macy’s, Inc.	32,029	1,030,693
Marriott International, Inc. Cl A	21,205	618,550
Mattel, Inc.	26,760	742,858
McDonald’s Corp.	81,009	8,127,633
McGraw-Hill Cos., Inc.	23,195	1,043,079
Netflix, Inc.*	4,516	312,914
Newell Rubbermaid, Inc.	22,689	366,427
News Corp. Cl A	174,759	3,117,701
NIKE, Inc. Cl B	29,387	2,832,025
Nordstrom, Inc.	12,559	624,308
O’Reilly Automotive, Inc.*	9,921	793,184
Omnicom Group, Inc.	22,655	1,009,960
Penney (J.C.) Co., Inc.	10,942	384,611
Priceline.com, Inc.*	4,051	1,894,693

Pulte Homes, Inc.*	27,098	170,988
Ralph Lauren Corp.	5,099	704,070
Ross Stores, Inc.	17,894	850,502
Scripps Networks Interactive, Inc. Cl A	7,789	330,409
Sears Hldgs. Corp.*	3,150	100,107
Staples, Inc.	55,520	771,173
Starbucks Corp.	58,532	2,693,057
Starwood Hotels & Resorts	14,981	718,639
Target Corp.	53,568	2,743,753
Tiffany & Co.	10,264	680,093
Time Warner Cable, Inc.	25,559	1,624,786
Time Warner, Inc.	78,372	2,832,364
TJX Cos., Inc.	29,650	1,913,908
TripAdvisor, Inc.*	14,983	377,721
Urban Outfitters, Inc.*	9,028	248,812
V.F. Corp.	6,952	882,834
Viacom, Inc. Cl B	44,213	2,007,712
Washington Post Co. Cl B	381	143,565
Whirlpool Corp.	6,143	291,485
Wyndham Worldwide Corp.	12,003	454,074
Wynn Resorts Ltd.	6,111	675,204
Yum! Brands, Inc.	36,594	2,159,412
		96,691,570
CONSUMER STAPLES (11.2%)
Altria Group, Inc.	162,728	4,824,885
Archer-Daniels-Midland Co.	52,916	1,513,398
Avon Products, Inc.	33,257	581,000
Beam, Inc.	12,477	639,197
Brown-Forman Corp. Cl B	7,908	636,673
Campbell Soup Co.	13,967	464,263
Clorox Co.	10,438	694,753
Coca-Cola Co.	178,370	12,480,549
Coca-Cola Enterprises, Inc.	24,400	629,032
Colgate-Palmolive Co.	38,245	3,533,456
ConAgra Foods, Inc.	32,631	861,458
Constellation Brands, Inc. Cl A*	13,548	280,037
Costco Wholesale Corp.	34,431	2,868,791
CVS Caremark Corp.	101,748	4,149,283
Dean Foods Co.*	14,159	158,581
Dr. Pepper Snapple Group, Inc.	16,718	660,027
Estee Lauder Cos., Inc. Cl A	8,895	999,086
General Mills, Inc.	51,081	2,064,183
Heinz (H.J.) Co.	25,153	1,359,268
Hershey Co.	12,049	744,387
Hormel Foods Corp.	10,944	320,550
J.M. Smucker Co.	8,983	702,201
Kellogg Co.	19,764	999,465
Kimberly-Clark Corp.	30,902	2,273,151
Kraft Foods, Inc. Cl A	139,196	5,200,363
Kroger Co.	47,444	1,149,094
Lorillard, Inc.	10,837	1,235,418
McCormick & Co., Inc.	10,507	529,763
Mead Johnson Nutrition Co.	16,303	1,120,505
Molson Coors Brewing Co. Cl B	12,005	522,698
PepsiCo, Inc.	123,377	8,186,064
Philip Morris Int’l., Inc.	137,820	10,816,114
Proctor & Gamble Co.	216,805	14,463,062
Reynolds American, Inc.	27,001	1,118,381
Safeway, Inc.	27,538	579,400
Sara Lee Corp.	46,199	874,085
SUPERVALU, Inc.	16,500	133,980
Sysco Corp.	47,146	1,382,792
Tyson Foods, Inc. Cl A	22,922	473,110
Wal-Mart Stores, Inc.	136,284	8,144,332
Walgreen Co.	69,213	2,288,182

Whole Foods Market, Inc.	12,845	893,755
		103,548,772
ENERGY (12.1%)
Alpha Natural Resources, Inc.*	17,970	367,127
Anadarko Petroleum Corp.	40,879	3,120,294
Apache Corp.	31,251	2,830,716
Baker Hughes, Inc.	35,541	1,728,714
Cabot Oil & Gas Corp.	8,551	649,021
Cameron International Corp.*	19,827	975,290
Chesapeake Energy Corp.	52,845	1,177,915
Chevron Corp.	162,655	17,306,492
ConocoPhillips	107,077	7,802,701
Consol Energy, Inc.	18,029	661,664
Denbury Resources, Inc.*	32,348	488,455
Devon Energy Corp.	33,151	2,055,362
Diamond Offshore Drilling, Inc	5,735	316,916
El Paso Corp.	61,172	1,625,340
EOG Resources, Inc.	21,674	2,135,106
EQT Corp.	11,907	652,385
Exxon Mobil Corp.	378,619	32,091,743
FMC Technologies, Inc.*	18,880	986,102
Halliburton Co.	72,263	2,493,796
Helmerich & Payne, Inc.	8,773	511,992
Hess Corp.	24,178	1,373,310
Marathon Oil Corp.	56,255	1,646,584
Marathon Petroleum Corp.	29,082	968,140
Murphy Oil Corp.	15,701	875,174
Nabors Industries Ltd.*	22,944	397,849
National Oilwell Varco, Inc.	35,263	2,397,531
Newfield Exploration Co.*	10,937	412,653
Noble Corp*	20,511	619,842
Noble Energy, Inc.	13,967	1,318,345
Occidental Petroleum Corp.	66,166	6,199,754
Peabody Energy Corp.	21,399	708,521
Pioneer Natural Resources Co.	9,959	891,131
QEP Resources, Inc.	14,297	418,902
Range Resources Corp.	12,519	775,427
Rowan Cos., Inc.*	10,251	310,913
Schlumberger Ltd.	110,198	7,527,625
Southwestern Energy Co.*	28,593	913,260
Spectra Energy Corp.	51,372	1,579,689
Sunoco, Inc.	8,137	333,780
Tesoro Corp.*	10,823	252,825
Valero Energy Corp.	43,531	916,328
Williams Cos., Inc.	47,808	1,578,620
		112,393,334
FINANCIALS (12.8%)
ACE Ltd.	26,646	1,868,418
Aflac, Inc.	37,444	1,619,827
Allstate Corp.	38,911	1,066,551
American Express Co.	80,353	3,790,251
American Int’l. Group, Inc.*	33,216	770,611
Ameriprise Financial, Inc.	17,343	860,907
Aon Corp.	25,049	1,172,293
Apartment Investment & Management Co. Cl A	9,101	208,504
Assurant, Inc.	7,105	291,731
AvalonBay Communities, Inc.	7,045	920,077
Bank of America Corp.	795,751	4,424,375
Bank of New York Mellon Corp.	92,938	1,850,396
BB&T Corp.	52,660	1,325,452
Berkshire Hathaway, Inc. Cl B*	140,635	10,730,451
BlackRock, Inc.	7,831	1,395,797
Boston Properties, Inc.	11,181	1,113,628
Capital One Financial Corp.	37,158	1,571,412
CBRE Group, Inc.*	24,793	377,349

Charles Schwab Corp.	89,664	1,009,617
Chubb Corp.	21,778	1,507,473
Cincinnati Financial Corp.	12,518	381,298
Citigroup, Inc.	235,819	6,204,398
CME Group, Inc.	5,216	1,270,983
Comerica, Inc.	15,458	398,816
Discover Financial Svcs.	43,419	1,042,056
E*Trade Financial Corp.*	21,950	174,722
Equity Residential	22,215	1,266,921
Federated Investors, Inc. Cl B	7,393	112,004
Fifth Third Bancorp	70,847	901,174
First Horizon National Corp.	20,494	163,952
Franklin Resources, Inc.	11,696	1,123,518
Genworth Financial, Inc. Cl A*	37,932	248,455
Goldman Sachs Group, Inc.	39,782	3,597,486
Hartford Financial Svcs. Group, Inc.	35,346	574,373
HCP, Inc.	31,267	1,295,392
Health Care REIT, Inc.	14,618	797,120
Host Hotels & Resorts, Inc.	55,263	816,234
Hudson City Bancorp, Inc.	39,064	244,150
Huntington Bancshares, Inc.	67,019	367,934
IntercontinentalExchange, Inc.*	5,689	685,809
Invesco Ltd.	35,527	713,737
JPMorgan Chase & Co.	289,455	9,624,379
KeyCorp	74,231	570,836
Kimco Realty Corp.	30,870	501,329
Legg Mason, Inc.	10,037	241,390
Leucadia National Corp.	15,420	350,651
Lincoln National Corp.	23,444	455,282
Loews Corp.	24,159	909,586
M&T Bank Corp.	9,635	735,536
Marsh & McLennan Cos., Inc.	42,595	1,346,854
MetLife, Inc.	82,707	2,578,804
Moody’s Corp.	15,953	537,297
Morgan Stanley	115,789	1,751,888
Nasdaq OMX Group, Inc.*	10,092	247,355
Northern Trust Corp.	18,803	745,727
NYSE Euronext	21,054	549,509
People’s United Financial, Inc.	28,025	360,121
Plum Creek Timber Co., Inc.	12,415	453,892
PNC Financial Svcs. Grp., Inc.	40,481	2,334,539
Principal Financial Grp., Inc.	23,861	586,981
Progressive Corp.	46,652	910,181
ProLogis, Inc.	35,464	1,013,916
Prudential Financial, Inc.	36,818	1,845,318
Public Storage	10,911	1,467,093
Regions Financial Corp.	99,091	426,091
Simon Property Group, Inc.	22,479	2,898,442
SLM Corp.	41,097	550,700
State Street Corp.	38,275	1,542,865
SunTrust Banks, Inc.	40,972	725,204
T. Rowe Price Group, Inc.	20,030	1,140,709
Torchmark Corp.	7,964	345,558
Travelers Cos., Inc.	31,898	1,887,405
U.S. Bancorp	148,076	4,005,456
Unum Group	22,960	483,767
Ventas, Inc.	21,639	1,192,958
Vornado Realty Trust	14,076	1,081,881
Wells Fargo & Co.	414,078	11,411,990
Weyerhaeuser Co.	41,446	773,797
XL Group PLC	24,770	489,703
Zions Bancorporation	14,332	233,325
		119,563,967
HEALTH CARE (11.4%)
Abbott Laboratories	123,157	6,925,118

Aetna, Inc.	28,044	1,183,176
Agilent Technologies, Inc.*	26,653	930,989
Allergan, Inc.	23,703	2,079,701
AmerisourceBergen Corp.	20,135	748,821
Amgen, Inc.	59,970	3,850,674
Bard (C.R.), Inc.	6,674	570,627
Baxter International, Inc.	45,665	2,259,504
Becton, Dickinson & Co.	17,372	1,298,036
Biogen Idec, Inc.*	19,239	2,117,252
Boston Scientific Corp.*	121,399	648,271
Bristol-Myers Squibb Co.	132,358	4,664,296
Cardinal Health, Inc.	27,215	1,105,201
CareFusion Corp.*	17,752	451,078
Celgene Corp.*	35,548	2,403,045
Cerner Corp.*	11,732	718,585
CIGNA Corp.	22,665	951,930
Coventry Health Care, Inc.*	11,519	349,832
Covidien PLC	37,613	1,692,961
DaVita, Inc.*	7,259	550,305
Dentsply International, Inc.	11,337	396,682
Edwards Lifesciences Corp.*	9,134	645,774
Express Scripts, Inc.*	39,143	1,749,301
Forest Laboratories, Inc.*	21,221	642,147
Gilead Sciences, Inc.*	60,701	2,484,492
Hospira, Inc.*	12,616	383,148
Humana, Inc.	13,058	1,144,011
Intuitive Surgical, Inc.*	3,121	1,445,054
Johnson & Johnson	215,571	14,137,146
Laboratory Corp. of America Hldgs.*	7,829	673,059
Life Technologies Corp.*	13,887	540,343
Lilly (Eli) & Co.	78,921	3,279,957
McKesson Corp.	19,696	1,534,515
Medco Health Solutions, Inc.*	31,348	1,752,353
Medtronic, Inc.	84,798	3,243,524
Merck & Co., Inc.	234,860	8,854,222
Mylan, Inc.*	33,056	709,382
Patterson Cos., Inc.	7,446	219,806
PerkinElmer, Inc.	8,694	173,880
Perrigo Co.	7,319	712,139
Pfizer, Inc.	598,050	12,941,802
Quest Diagnostics, Inc.	12,337	716,286
St. Jude Medical, Inc.	26,178	897,905
Stryker Corp.	26,271	1,305,931
Tenet Healthcare Corp.*	32,485	166,648
Thermo Fisher Scientific, Inc.*	30,301	1,362,636
UnitedHealth Group, Inc.	82,473	4,179,732
Varian Medical Systems, Inc.*	9,024	605,781
Waters Corp.*	7,099	525,681
Watson Pharmaceuticals, Inc.*	10,030	605,210
WellPoint, Inc.	27,499	1,821,809
Zimmer Hldgs., Inc.*	14,190	758,030
		106,107,788
INDUSTRIALS (10.3%)
3M Co.	55,103	4,503,568
Avery Dennison Corp.	8,270	237,184
Boeing Co.	57,738	4,235,082
Caterpillar, Inc.	52,284	4,736,930
Cintas Corp.	8,463	294,597
Cooper Industries PLC Cl A	12,411	672,056
CSX Corp.	83,252	1,753,287
Cummins, Inc.	15,271	1,344,153
Danaher Corp.	43,497	2,046,099
Deere & Co.	32,793	2,536,539
Donnelley (R.R.) & Sons Co.	14,610	210,822
Dover Corp.	14,300	830,115

Dun & Bradstreet Corp.	3,845	287,721
Eaton Corp.	26,387	1,148,626
Emerson Electric Co.	58,080	2,705,947
Equifax, Inc.	9,482	367,333
Expeditors Int’l. of Wash.	16,515	676,454
Fastenal Co.	22,493	980,920
FedEx Corp.	23,230	1,939,937
Flowserve Corp.	4,389	435,915
Fluor Corp.	13,629	684,857
General Dynamics Corp.	27,992	1,858,949
General Electric Co.	803,271	14,386,584
Goodrich Corp.	9,900	1,224,630
Grainger (W.W.), Inc.	4,763	891,586
Honeywell International, Inc.	59,700	3,244,695
Illinois Tool Works, Inc.	37,821	1,766,619
Ingersoll-Rand PLC	24,231	738,319
Iron Mountain, Inc.	14,496	446,477
Jacobs Engineering Group, Inc.*	10,139	411,441
Joy Global, Inc.	7,846	588,215
L-3 Communications Hldgs., Inc.	7,841	522,838
Lockheed Martin Corp.	20,819	1,684,257
Masco Corp.	28,368	297,297
Norfolk Southern Corp.	26,971	1,965,107
Northrop Grumman Corp.	20,467	1,196,910
Paccar, Inc.	28,856	1,081,234
Pall Corp.	9,068	518,236
Parker Hannifin Corp.	12,064	919,880
Pitney Bowes, Inc.	15,738	291,783
Precision Castparts Corp.	11,071	1,824,390
Quanta Services, Inc.*	16,411	353,493
Raytheon Co.	26,908	1,301,809
Republic Services, Inc.	24,903	686,078
Robert Half Int’l., Inc.	11,331	322,480
Robinson (C.H.) Worldwide, Inc.	12,776	891,509
Rockwell Automation, Inc.	11,418	837,739
Rockwell Collins, Inc.	11,934	660,786
Roper Industries, Inc.	7,531	654,218
Ryder System, Inc.	4,042	214,792
Snap-On, Inc.	4,612	233,459
Southwest Airlines Co.	58,983	504,894
Stanley Black & Decker, Inc.	13,568	917,197
Stericycle, Inc.*	6,745	525,570
Textron, Inc.	21,446	396,537
Tyco International Ltd.	36,955	1,726,168
Union Pacific Corp.	38,142	4,040,763
United Parcel Service, Inc. Cl B	75,124	5,498,326
United Technologies Corp.	73,008	5,336,155
Waste Management, Inc.	36,600	1,197,186
Xylem, Inc.	14,110	362,486
		95,149,234
INFORMATION TECHNOLOGY (18.6%)
Accenture Ltd. Cl A	54,699	2,911,628
Adobe Systems, Inc.*	36,554	1,033,382
Advanced Micro Devices, Inc.*	46,946	253,508
Akamai Technologies, Inc.*	13,880	448,046
Altera Corp.	25,225	935,848
Amphenol Corp. Cl A	13,163	597,469
Analog Devices, Inc.	23,039	824,335
Apple, Inc.*	74,641	30,229,605
Applied Materials, Inc.	103,375	1,107,146
Autodesk, Inc.*	18,144	550,308
Automatic Data Processing, Inc.	38,623	2,086,028
BMC Software, Inc.*	13,395	439,088
Broadcom Corp. Cl A*	37,467	1,100,031
CA, Inc.	29,712	600,628

Cisco Systems, Inc.	431,236	7,796,747
Citrix Systems, Inc.*	14,812	899,385
Cognizant Technology Solutions*	23,986	1,542,540
Computer Sciences Corp.	11,791	279,447
Compuware Corp.*	17,490	145,517
Corning, Inc.	124,912	1,621,358
Dell, Inc.*	119,917	1,754,386
eBay, Inc.*	92,111	2,793,727
Electronic Arts, Inc.*	25,483	524,950
EMC Corp.*	161,999	3,489,458
F5 Networks, Inc.*	6,437	683,094
Fidelity Nat’l. Information Svcs., Inc.	18,874	501,860
First Solar, Inc.*	6,372	215,119
Fiserv, Inc.*	11,117	653,013
FLIR Systems, Inc.	12,126	303,999
Google, Inc. Cl A*	20,136	13,005,842
Harris Corp.	9,333	336,361
Hewlett-Packard Co.	158,288	4,077,499
Int’l. Business Machines Corp.	95,771	17,610,371
Intel Corp.	397,706	9,644,371
Intuit, Inc.	24,001	1,262,213
Jabil Circuit, Inc.	14,323	281,590
JDS Uniphase Corp.*	18,955	197,890
Juniper Networks, Inc.*	42,571	868,874
KLA-Tencor Corp.	13,299	641,677
Lexmark International, Inc. Cl A	5,562	183,935
Linear Technology Corp.	17,912	537,897
LSI Corp.*	44,576	265,227
MasterCard, Inc. Cl A	8,651	3,225,266
Microchip Technology, Inc.	14,868	544,615
Micron Technology, Inc.*	77,419	486,966
Microsoft Corp.	583,810	15,155,708
Molex, Inc.	11,143	265,872
Motorola Mobility Hldgs., Inc.*	20,622	800,134
Motorola Solutions, Inc.	22,673	1,049,533
NetApp, Inc.*	29,260	1,061,260
Novellus Systems, Inc.*	4,592	189,604
Nvidia Corp.*	49,418	684,933
Oracle Corp.	321,023	8,234,240
Paychex, Inc.	25,415	765,246
QUALCOMM, Inc.	134,071	7,333,684
Red Hat, Inc.*	14,847	613,033
SAIC, Inc.*	21,700	266,693
Salesforce.com, inc.*	11,200	1,136,352
SanDisk Corp.*	19,372	953,296
Symantec Corp.*	58,660	918,029
TE Connectivity Ltd.	33,844	1,042,734
Teradata Corp.*	13,230	641,787
Teradyne, Inc.*	14,525	197,976
Texas Instruments, Inc.	88,392	2,573,091
Total System Services, Inc.	13,028	254,828
VeriSign, Inc.	12,152	434,069
Visa, Inc. Cl A	39,958	4,056,936
Western Digital Corp.*	18,239	564,497
Western Union Co.	48,081	877,959
Xerox Corp.	108,209	861,344
Xilinx, Inc.	20,611	660,789
Yahoo!, Inc.*	101,050	1,629,937
		172,715,808
MATERIALS (3.4%)
Air Products & Chemicals, Inc.	16,217	1,381,526
Airgas, Inc.	5,317	415,151
Alcoa, Inc.	85,222	737,170
Allegheny Technologies, Inc.	8,238	393,776
Ball Corp.	12,574	449,018

Bemis Co., Inc.	8,065	242,595
CF Industries Hldgs., Inc.	5,313	770,279
Cliffs Natural Resources, Inc.	11,196	698,071
Dow Chemical Co.	91,453	2,630,188
Du Pont (E.I.) de Nemours & Co.	71,632	3,279,313
Eastman Chemical Co.	10,746	419,739
Ecolab, Inc.	23,559	1,361,946
FMC Corp.	5,368	461,863
Freeport-McMoRan Copper & Gold, Inc.	75,038	2,760,648
Int’l. Flavors & Fragrances, Inc.	6,436	337,375
International Paper Co.	33,455	990,268
MeadWestvaco Corp.	13,080	391,746
Monsanto Co.	41,883	2,934,742
Newmont Mining Corp.	39,257	2,355,813
Nucor Corp.	24,670	976,192
Owens-Illinois, Inc.*	12,873	249,479
PPG Industries, Inc.	12,218	1,020,081
Praxair, Inc.	23,314	2,492,267
Sealed Air Corp.	12,615	217,104
Sherwin-Williams Co.	6,703	598,377
Sigma-Aldrich Corp.	9,427	588,810
The Mosaic Co.	24,232	1,222,020
Titanium Metals Corp.	6,505	97,445
United States Steel Corp.	11,297	298,919
Vulcan Materials Co.	9,874	388,542
		31,160,463
TELECOMMUNICATION SERVICES (3.1%)
American Tower Corp. Cl A*	30,790	1,847,708
AT&T, Inc.	479,395	14,496,905
CenturyLink, Inc.	49,027	1,823,804
Frontier Communications Corp.	80,274	413,411
MetroPCS Communications, Inc.*	23,655	205,325
Sprint Nextel Corp.*	252,763	591,465
Verizon Communications, Inc.	223,362	8,961,283
Windstream Corp.	46,861	550,148
		28,890,049
UTILITIES (3.7%)
AES Corp.*	51,040	604,314
AGL Resources, Inc.	2,993	126,484
Ameren Corp.	19,279	638,713
American Electric Power Co., Inc.	37,957	1,568,004
CenterPoint Energy, Inc.	33,654	676,109
CMS Energy Corp.	19,780	436,742
Consolidated Edison, Inc.	22,822	1,415,649
Constellation Energy Group, Inc.	15,818	627,500
Dominion Resources, Inc.	44,780	2,376,922
DTE Energy Co.	13,392	729,194
Duke Energy Corp.	104,318	2,294,996
Edison International	25,486	1,055,120
Entergy Corp.	13,755	1,004,803
Exelon Corp.	52,662	2,283,951
FirstEnergy Corp.	33,464	1,482,455
Integrys Energy Group, Inc.	6,006	325,405
NextEra Energy, Inc.	33,013	2,009,831
NiSource, Inc.	22,036	524,677
Northeast Utilities	13,837	499,101
NRG Energy, Inc.*	18,361	332,701
Oneok, Inc.	8,086	700,975
Pepco Hldgs., Inc.	17,805	361,442
PG&E Corp.	31,002	1,277,902
Pinnacle West Capital Corp.	8,528	410,879
PPL Corp.	45,615	1,341,993
Progress Energy, Inc.	23,472	1,314,901
Public Svc. Enterprise Group, Inc.	39,664	1,309,309
SCANA Corp.	9,080	409,145

Sempra Energy	18,874	1,038,070
Southern Co.	67,461	3,122,770
TECO Energy, Inc.	16,883	323,141
Wisconsin Energy Corp.	17,973	628,336
Xcel Energy, Inc.	37,495	1,036,362
		34,287,896
TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $774,859,967) 97.0%		900,508,881

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.01	02/09/12	3,000,000	2,999,983
U.S. Treasury Bill (1)	A-1+	0.01	03/08/12	100,000	99,999
U.S. Treasury Bill (1)	A-1+	0.01	04/19/12	3,000,000	2,999,816
					6,099,798
U.S. GOVERNMENT AGENCIES (1.1%)
FHLB	A-1+	0.01	02/29/12	4,700,000	4,699,960
FHLB	A-1+	0.01	02/29/12	1,700,000	1,699,989
FHLMC	A-1+	0.02	03/26/12	4,000,000	3,999,807
					10,399,756
COMMERCIAL PAPER (1.1%)
Danaher Corp.†	A-1	0.02	01/03/12	2,110,000	2,109,996
General Electric Capital Corp.	A-1+	0.02	01/23/12	2,000,000	1,999,974
General Electric Capital Corp.	A-1+	0.03	01/30/12	6,000,000	5,999,850
					10,109,820
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $26,609,453) 2.9%					26,609,374

TEMPORARY CASH INVESTMENTS (2) (Cost: $291,200) 0.0% (3)					291,200

TOTAL INVESTMENTS (Cost: $801,760,620) 99.9%					927,409,455

OTHER NET ASSETS 0.1%					1,248,928

NET ASSETS 100.0%					$928,658,383

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.0%)
Abercrombie & Fitch Co. Cl A	1,090	53,236
Amazon.com, Inc.*	4,459	771,853
Apollo Group, Inc.*	1,442	77,681
AutoNation, Inc.*	582	21,458
AutoZone, Inc.*	343	111,465
Bed Bath & Beyond, Inc.*	2,931	169,910
Best Buy Co., Inc.	3,683	86,072
Big Lots, Inc.*	807	30,472
BorgWarner, Inc.*	1,368	87,196
Cablevision Systems Corp. Cl A	3,308	47,040
CarMax, Inc.*	2,802	85,405
Carnival Corp.	5,597	182,686
CBS Corp. Cl B	8,285	224,855
Chipotle Mexican Grill, Inc. Cl A*	399	134,758
Coach, Inc.	3,655	223,101
Comcast Corp. Cl A	33,159	786,200
D.R. Horton, Inc.	3,411	43,013
Darden Restaurants, Inc.	1,649	75,161
DeVry, Inc.	739	28,422
DIRECTV Cl A*	9,280	396,813
Discovery Communications, Inc. Cl A*	3,359	137,618
Disney (Walt) Co.	22,873	857,738
Dollar Tree, Inc.*	1,452	120,676
Expedia, Inc.	1,172	33,997
Family Dollar Stores, Inc.	1,415	81,589
Ford Motor Co.*	47,502	511,122
GameStop Corp. Cl A*	1,731	41,769
Gannett Co., Inc.	2,941	39,321
Gap, Inc.	4,221	78,300
Genuine Parts Co.	1,916	117,259
Goodyear Tire & Rubber Co.*	2,940	41,660
H&R Block, Inc.	3,737	61,025
Harley-Davidson, Inc.	2,796	108,681
Harman Int’l. Industries, Inc.	871	33,133
Hasbro, Inc.	1,449	46,209
Home Depot, Inc.	18,714	786,737
International Game Technology	3,701	63,657
Interpublic Group of Cos., Inc.	5,830	56,726
Johnson Controls, Inc.	8,656	270,587
Kohl’s Corp.	3,207	158,265
Leggett & Platt, Inc.	1,732	39,905
Lennar Corp. Cl A	1,972	38,750
Limited Brands, Inc.	3,068	123,794
Lowe’s Cos., Inc.	15,212	386,081
Macy’s, Inc.	4,992	160,643
Marriott International, Inc. Cl A	3,316	96,728
Mattel, Inc.	4,178	115,981
McDonald’s Corp.	12,645	1,268,673
McGraw-Hill Cos., Inc.	3,620	162,791
Netflix, Inc.*	705	48,849
Newell Rubbermaid, Inc.	3,546	57,268
News Corp. Cl A	27,229	485,765
NIKE, Inc. Cl B	4,592	442,531
Nordstrom, Inc.	1,960	97,432
O’Reilly Automotive, Inc.*	1,550	123,923
Omnicom Group, Inc.	3,543	157,947

Penney (J.C.) Co., Inc.	1,706	59,966
Priceline.com, Inc.*	633	296,060
Pulte Homes, Inc.*	4,251	26,824
Ralph Lauren Corp.	797	110,050
Ross Stores, Inc.	2,806	133,369
Scripps Networks Interactive, Inc. Cl A	1,216	51,583
Sears Hldgs. Corp.*	493	15,668
Staples, Inc.	8,672	120,454
Starbucks Corp.	9,144	420,715
Starwood Hotels & Resorts	2,349	112,682
Target Corp.	8,346	427,482
Tiffany & Co.	1,601	106,082
Time Warner Cable, Inc.	3,979	252,945
Time Warner, Inc.	12,261	443,113
TJX Cos., Inc.	4,627	298,673
TripAdvisor, Inc.*	2,343	59,067
Urban Outfitters, Inc.*	1,409	38,832
V.F. Corp.	1,085	137,784
Viacom, Inc. Cl B	7,004	318,052
Washington Post Co. Cl B	60	22,609
Whirlpool Corp.	960	45,552
Wyndham Worldwide Corp.	1,879	71,083
Wynn Resorts Ltd.	956	105,628
Yum! Brands, Inc.	5,710	336,947
		15,101,147
CONSUMER STAPLES (6.5%)
Altria Group, Inc.	25,381	752,547
Archer-Daniels-Midland Co.	8,261	236,265
Avon Products, Inc.	5,179	90,477
Beam, Inc.	1,943	99,540
Brown-Forman Corp. Cl B	1,232	99,188
Campbell Soup Co.	2,180	72,463
Clorox Co.	1,630	108,493
Coca-Cola Co.	27,856	1,949,084
Coca-Cola Enterprises, Inc.	3,809	98,196
Colgate-Palmolive Co.	5,971	551,661
ConAgra Foods, Inc.	5,099	134,614
Constellation Brands, Inc. Cl A*	2,119	43,800
Costco Wholesale Corp.	5,377	448,012
CVS Caremark Corp.	16,010	652,888
Dean Foods Co.*	2,210	24,752
Dr. Pepper Snapple Group, Inc.	2,610	103,043
Estee Lauder Cos., Inc. Cl A	1,391	156,237
General Mills, Inc.	7,964	321,825
Heinz (H.J.) Co.	3,931	212,431
Hershey Co.	1,881	116,208
Hormel Foods Corp.	1,710	50,086
J.M. Smucker Co.	1,402	109,594
Kellogg Co.	3,089	156,211
Kimberly-Clark Corp.	4,827	355,074
Kraft Foods, Inc. Cl A	21,726	811,683
Kroger Co.	7,412	179,519
Lorillard, Inc.	1,690	192,660
McCormick & Co., Inc.	1,640	82,689
Mead Johnson Nutrition Co.	2,550	175,262
Molson Coors Brewing Co. Cl B	1,874	81,594
PepsiCo, Inc.	19,248	1,277,105
Philip Morris Int’l., Inc.	21,494	1,686,849
Proctor & Gamble Co.	33,895	2,261,135
Reynolds American, Inc.	4,215	174,585
Safeway, Inc.	4,307	90,619

Sara Lee Corp.	7,211	136,432
SUPERVALU, Inc.	2,576	20,917
Sysco Corp.	7,359	215,839
Tyson Foods, Inc. Cl A	3,578	73,850
Wal-Mart Stores, Inc.	21,308	1,273,366
Walgreen Co.	10,775	356,222
Whole Foods Market, Inc.	2,013	140,065
		16,173,080
ENERGY (7.0%)
Alpha Natural Resources, Inc.*	2,814	57,490
Anadarko Petroleum Corp.	6,408	489,123
Apache Corp.	4,893	443,208
Baker Hughes, Inc.	5,535	269,222
Cabot Oil & Gas Corp.	1,343	101,934
Cameron International Corp.*	3,102	152,587
Chesapeake Energy Corp.	8,284	184,650
Chevron Corp.	25,411	2,703,725
ConocoPhillips	16,734	1,219,407
Consol Energy, Inc.	2,815	103,311
Denbury Resources, Inc.*	5,058	76,376
Devon Energy Corp.	5,171	320,602
Diamond Offshore Drilling, Inc.	895	49,458
El Paso Corp.	9,552	253,797
EOG Resources, Inc.	3,402	335,131
EQT Corp.	1,864	102,129
Exxon Mobil Corp.	59,086	5,008,124
FMC Technologies, Inc.*	2,958	154,496
Halliburton Co.	11,283	389,376
Helmerich & Payne, Inc.	1,375	80,245
Hess Corp.	3,781	214,761
Marathon Oil Corp.	8,796	257,459
Marathon Petroleum Corp.	4,533	150,904
Murphy Oil Corp.	2,452	136,674
Nabors Industries Ltd.*	3,600	62,424
National Oilwell Varco, Inc.	5,523	375,509
Newfield Exploration Co.*	1,708	64,443
Noble Corp*	3,203	96,795
Noble Energy, Inc.	2,186	206,337
Occidental Petroleum Corp.	10,318	966,797
Peabody Energy Corp.	3,352	110,985
Pioneer Natural Resources Co.	1,562	139,768
QEP Resources, Inc.	2,244	65,749
Range Resources Corp.	1,964	121,650
Rowan Cos., Inc.*	1,600	48,528
Schlumberger Ltd.	17,229	1,176,913
Southwestern Energy Co.*	4,464	142,580
Spectra Energy Corp.	8,034	247,046
Sunoco, Inc.	1,273	52,218
Tesoro Corp.*	1,693	39,548
Valero Energy Corp.	6,798	143,098
Williams Cos., Inc.	7,471	246,692
		17,561,269
FINANCIALS (7.5%)
ACE Ltd.	4,159	291,629
Aflac, Inc.	5,855	253,287
Allstate Corp.	6,076	166,543
American Express Co.	12,557	592,314
American Int’l. Group, Inc.*	5,193	120,478
Ameriprise Financial, Inc.	2,707	134,375
Aon Corp.	3,912	183,082
Apartment Investment & Management Co. Cl A	1,422	32,578

Assurant, Inc.	1,108	45,494
AvalonBay Communities, Inc.	1,103	144,052
Bank of America Corp.	124,197	690,535
Bank of New York Mellon Corp.	14,528	289,252
BB&T Corp.	8,236	207,300
Berkshire Hathaway, Inc. Cl B*	21,920	1,672,496
BlackRock, Inc.	1,222	217,809
Boston Properties, Inc.	1,742	173,503
Capital One Financial Corp.	5,799	245,240
CBRE Group, Inc.*	3,868	58,871
Charles Schwab Corp.	13,981	157,426
Chubb Corp.	3,393	234,863
Cincinnati Financial Corp.	1,953	59,488
Citigroup, Inc.	36,917	971,286
CME Group, Inc.	816	198,835
Comerica, Inc.	2,419	62,410
Discover Financial Svcs.	6,779	162,696
E*Trade Financial Corp.*	3,408	27,128
Equity Residential	3,468	197,780
Federated Investors, Inc. Cl B	1,151	17,438
Fifth Third Bancorp	11,067	140,772
First Horizon National Corp.	3,203	25,624
Franklin Resources, Inc.	1,828	175,598
Genworth Financial, Inc. Cl A*	5,921	38,783
Goldman Sachs Group, Inc.	6,205	561,118
Hartford Financial Svcs. Group, Inc.	5,530	89,863
HCP, Inc.	4,880	202,178
Health Care REIT, Inc.	2,279	124,274
Host Hotels & Resorts, Inc.	8,637	127,568
Hudson City Bancorp, Inc.	6,068	37,925
Huntington Bancshares, Inc.	10,460	57,425
IntercontinentalExchange, Inc.*	889	107,169
Invesco Ltd.	5,562	111,741
JPMorgan Chase & Co.	45,233	1,503,997
KeyCorp	11,586	89,096
Kimco Realty Corp.	4,815	78,196
Legg Mason, Inc.	1,564	37,614
Leucadia National Corp.	2,409	54,781
Lincoln National Corp.	3,672	71,310
Loews Corp.	3,775	142,129
M&T Bank Corp.	1,504	114,815
Marsh & McLennan Cos., Inc.	6,648	210,210
MetLife, Inc.	12,984	404,841
Moody’s Corp.	2,496	84,065
Morgan Stanley	18,119	274,140
Nasdaq OMX Group, Inc.*	1,577	38,652
Northern Trust Corp.	2,944	116,759
NYSE Euronext	3,273	85,425
People’s United Financial, Inc.	4,364	56,077
Plum Creek Timber Co., Inc.	1,936	70,780
PNC Financial Svcs. Grp., Inc.	6,331	365,109
Principal Financial Grp., Inc.	3,728	91,709
Progressive Corp.	7,262	141,682
ProLogis, Inc.	5,543	158,474
Prudential Financial, Inc.	5,758	288,591
Public Storage	1,704	229,120
Regions Financial Corp.	15,466	66,504
Simon Property Group, Inc.	3,510	452,579
SLM Corp.	6,470	86,698
State Street Corp.	5,980	241,054
SunTrust Banks, Inc.	6,399	113,262

T. Rowe Price Group, Inc.	3,123	177,855
Torchmark Corp.	1,244	53,977
Travelers Cos., Inc.	4,980	294,667
U.S. Bancorp	23,129	625,639
Unum Group	3,581	75,452
Ventas, Inc.	3,376	186,119
Vornado Realty Trust	2,199	169,015
Wells Fargo & Co.	64,753	1,784,593
Weyerhaeuser Co.	6,454	120,496
XL Group PLC	3,861	76,332
Zions Bancorporation	2,236	36,402
		18,676,442
HEALTH CARE (6.6%)
Abbott Laboratories	19,265	1,083,271
Aetna, Inc.	4,384	184,961
Agilent Technologies, Inc.*	4,160	145,309
Allergan, Inc.	3,706	325,164
AmerisourceBergen Corp.	3,143	116,888
Amgen, Inc.	9,382	602,418
Bard (C.R.), Inc.	1,042	89,091
Baxter International, Inc.	7,118	352,199
Becton, Dickinson & Co.	2,711	202,566
Biogen Idec, Inc.*	3,005	330,700
Boston Scientific Corp.*	18,947	101,177
Bristol-Myers Squibb Co.	20,652	727,776
Cardinal Health, Inc.	4,252	172,674
CareFusion Corp.*	2,770	70,386
Celgene Corp.*	5,559	375,788
Cerner Corp.*	1,833	112,271
CIGNA Corp.	3,541	148,722
Coventry Health Care, Inc.*	1,800	54,666
Covidien PLC	5,864	263,939
DaVita, Inc.*	1,135	86,044
Dentsply International, Inc.	1,770	61,932
Edwards Lifesciences Corp.*	1,426	100,818
Express Scripts, Inc.*	6,129	273,905
Forest Laboratories, Inc.*	3,320	100,463
Gilead Sciences, Inc.*	9,498	388,753
Hospira, Inc.*	1,972	59,890
Humana, Inc.	2,044	179,075
Intuitive Surgical, Inc.*	487	225,486
Johnson & Johnson	33,693	2,209,587
Laboratory Corp. of America Hldgs.*	1,226	105,399
Life Technologies Corp.*	2,182	84,902
Lilly (Eli) & Co.	12,303	511,313
McKesson Corp.	3,080	239,963
Medco Health Solutions, Inc.*	4,960	277,264
Medtronic, Inc.	13,238	506,354
Merck & Co., Inc.	36,758	1,385,777
Mylan, Inc.*	5,170	110,948
Patterson Cos., Inc.	1,162	34,302
PerkinElmer, Inc.	1,358	27,160
Perrigo Co.	1,148	111,700
Pfizer, Inc.	93,341	2,019,899
Quest Diagnostics, Inc.	1,931	112,114
St. Jude Medical, Inc.	4,082	140,013
Stryker Corp.	4,092	203,413
Tenet Healthcare Corp.*	5,060	25,958
Thermo Fisher Scientific, Inc.*	4,737	213,023
UnitedHealth Group, Inc.	12,883	652,910
Varian Medical Systems, Inc.*	1,404	94,251

Waters Corp.*	1,108	82,047
Watson Pharmaceuticals, Inc.*	1,567	94,553
WellPoint, Inc.	4,296	284,610
Zimmer Hldgs., Inc.*	2,217	118,432
		16,582,224
INDUSTRIALS (5.9%)
3M Co.	8,616	704,186
Avery Dennison Corp.	1,291	37,026
Boeing Co.	9,051	663,891
Caterpillar, Inc.	8,171	740,293
Cintas Corp.	1,319	45,914
Cooper Industries PLC Cl A	1,938	104,943
CSX Corp.	13,000	273,780
Cummins, Inc.	2,386	210,016
Danaher Corp.	6,805	320,107
Deere & Co.	5,120	396,032
Donnelley (R.R.) & Sons Co.	2,280	32,900
Dover Corp.	2,232	129,568
Dun & Bradstreet Corp.	599	44,823
Eaton Corp.	4,115	179,126
Emerson Electric Co.	9,087	423,363
Equifax, Inc.	1,482	57,413
Expeditors Int’l. of Wash.	2,578	105,595
Fastenal Co.	3,512	153,158
FedEx Corp.	3,631	303,225
Flowserve Corp.	686	68,134
Fluor Corp.	2,130	107,033
General Dynamics Corp.	4,371	290,278
General Electric Co.	125,592	2,249,353
Goodrich Corp.	1,545	191,117
Grainger (W.W.), Inc.	744	139,269
Honeywell International, Inc.	9,351	508,227
Illinois Tool Works, Inc.	5,895	275,355
Ingersoll-Rand PLC	3,781	115,207
Iron Mountain, Inc.	2,261	69,639
Jacobs Engineering Group, Inc.*	1,585	64,319
Joy Global, Inc.	1,225	91,838
L-3 Communications Hldgs., Inc.	1,226	81,750
Lockheed Martin Corp.	3,250	262,925
Masco Corp.	4,437	46,500
Norfolk Southern Corp.	4,208	306,595
Northrop Grumman Corp.	3,197	186,961
Paccar, Inc.	4,497	168,503
Pall Corp.	1,417	80,982
Parker Hannifin Corp.	1,883	143,579
Pitney Bowes, Inc.	2,465	45,701
Precision Castparts Corp.	1,732	285,416
Quanta Services, Inc.*	2,570	55,358
Raytheon Co.	4,200	203,196
Republic Services, Inc.	3,884	107,004
Robert Half Int’l., Inc.	1,765	50,232
Robinson (C.H.) Worldwide, Inc.	1,994	139,141
Rockwell Automation, Inc.	1,782	130,745
Rockwell Collins, Inc.	1,864	103,210
Roper Industries, Inc.	1,175	102,072
Ryder System, Inc.	631	33,531
Snap-On, Inc.	719	36,396
Southwest Airlines Co.	9,185	78,624
Stanley Black & Decker, Inc.	2,116	143,042
Stericycle, Inc.*	1,053	82,050
Textron, Inc.	3,349	61,923

Tyco International Ltd.	5,747	268,442
Union Pacific Corp.	5,958	631,191
United Parcel Service, Inc. Cl B	11,721	857,860
United Technologies Corp.	11,399	833,153
Waste Management, Inc.	5,713	186,872
Xylem, Inc.	2,198	56,467
		14,864,549
INFORMATION TECHNOLOGY (10.8%)
Accenture Ltd. Cl A	8,588	457,139
Adobe Systems, Inc.*	5,732	162,044
Advanced Micro Devices, Inc.*	7,312	39,485
Akamai Technologies, Inc.*	2,176	70,241
Altera Corp.	3,951	146,582
Amphenol Corp. Cl A	2,053	93,186
Analog Devices, Inc.	3,604	128,951
Apple, Inc.*	11,651	4,718,650
Applied Materials, Inc.	16,165	173,127
Autodesk, Inc.*	2,838	86,077
Automatic Data Processing, Inc.	6,031	325,734
BMC Software, Inc.*	2,087	68,412
Broadcom Corp. Cl A*	5,862	172,108
CA, Inc.	4,642	93,838
Cisco Systems, Inc.	67,196	1,214,904
Citrix Systems, Inc.*	2,319	140,810
Cognizant Technology Solutions*	3,759	241,741
Computer Sciences Corp.	1,844	43,703
Compuware Corp.*	2,734	22,747
Corning, Inc.	19,495	253,045
Dell, Inc.*	18,717	273,830
eBay, Inc.*	14,381	436,176
Electronic Arts, Inc.*	3,991	82,215
EMC Corp.*	25,284	544,617
F5 Networks, Inc.*	1,005	106,651
Fidelity Nat’l. Information Svcs., Inc.	2,946	78,334
First Solar, Inc.*	995	33,591
Fiserv, Inc.*	1,736	101,973
FLIR Systems, Inc.	1,889	47,357
Google, Inc. Cl A*	3,147	2,032,647
Harris Corp.	1,457	52,510
Hewlett-Packard Co.	24,743	637,380
Int’l. Business Machines Corp.	14,946	2,748,265
Intel Corp.	62,125	1,506,531
Intuit, Inc.	3,748	197,107
Jabil Circuit, Inc.	2,244	44,117
JDS Uniphase Corp.*	2,961	30,913
Juniper Networks, Inc.*	6,652	135,767
KLA-Tencor Corp.	2,072	99,974
Lexmark International, Inc. Cl A	870	28,771
Linear Technology Corp.	2,800	84,084
LSI Corp.*	6,945	41,323
MasterCard, Inc. Cl A	1,352	504,053
Microchip Technology, Inc.	2,330	85,348
Micron Technology, Inc.*	12,062	75,870
Microsoft Corp.	91,294	2,369,992
Molex, Inc.	1,743	41,588
Motorola Mobility Hldgs., Inc.*	3,371	130,795
Motorola Solutions, Inc.	3,546	164,144
NetApp, Inc.*	4,549	164,992
Novellus Systems, Inc.*	722	29,811
Nvidia Corp.*	7,735	107,207
Oracle Corp.	50,120	1,285,578

Paychex, Inc.	3,968	119,476
QUALCOMM, Inc.	20,964	1,146,731
Red Hat, Inc.*	2,329	96,164
SAIC, Inc.*	3,387	41,626
Salesforce.com, inc.*	1,748	177,352
SanDisk Corp.*	3,019	148,565
Symantec Corp.*	9,167	143,464
TE Connectivity Ltd.	5,287	162,892
Teradata Corp.*	2,072	100,513
Teradyne, Inc.*	2,281	31,090
Texas Instruments, Inc.	13,825	402,446
Total System Services, Inc.	2,032	39,746
VeriSign, Inc.	1,894	67,654
Visa, Inc. Cl A	6,230	632,532
Western Digital Corp.*	2,858	88,455
Western Union Co.	7,505	137,041
Xerox Corp.	16,910	134,604
Xilinx, Inc.	3,224	103,361
Yahoo!, Inc.*	15,761	254,225
		26,983,972
MATERIALS (1.9%)
Air Products & Chemicals, Inc.	2,529	215,446
Airgas, Inc.	829	64,728
Alcoa, Inc.	13,301	115,054
Allegheny Technologies, Inc.	1,287	61,519
Ball Corp.	1,962	70,063
Bemis Co., Inc.	1,259	37,871
CF Industries Hldgs., Inc.	831	120,478
Cliffs Natural Resources, Inc.	1,749	109,050
Dow Chemical Co.	14,268	410,348
Du Pont (E.I.) de Nemours & Co.	11,175	511,592
Eastman Chemical Co.	1,672	65,308
Ecolab, Inc.	3,682	212,856
FMC Corp.	840	72,274
Freeport-McMoRan Copper & Gold, Inc.	11,727	431,436
Int’l. Flavors & Fragrances, Inc.	1,003	52,577
International Paper Co.	5,224	154,630
MeadWestvaco Corp.	2,043	61,188
Monsanto Co.	6,545	458,608
Newmont Mining Corp.	6,143	368,641
Nucor Corp.	3,852	152,424
Owens-Illinois, Inc.*	2,005	38,857
PPG Industries, Inc.	1,905	159,048
Praxair, Inc.	3,643	389,437
Sealed Air Corp.	1,968	33,869
Sherwin-Williams Co.	1,047	93,466
Sigma-Aldrich Corp.	1,473	92,004
The Mosaic Co.	3,789	191,079
Titanium Metals Corp.	1,017	15,235
United States Steel Corp.	1,767	46,755
Vulcan Materials Co.	1,539	60,560
		4,866,401
TELECOMMUNICATION SERVICES (1.8%)
American Tower Corp. Cl A*	4,814	288,888
AT&T, Inc.	74,847	2,263,373
CenturyLink, Inc.	7,663	285,064
Frontier Communications Corp.	12,713	65,472
MetroPCS Communications, Inc.*	3,692	32,047
Sprint Nextel Corp.*	39,802	93,137
Verizon Communications, Inc.	34,915	1,400,790
Windstream Corp.	7,339	86,160
		4,514,931

UTILITIES (2.1%)
AES Corp.*	7,952	94,152
AGL Resources, Inc.	472	19,947
Ameren Corp.	3,009	99,688
American Electric Power Co., Inc.	5,914	244,307
CenterPoint Energy, Inc.	5,253	105,533
CMS Energy Corp.	3,087	68,161
Consolidated Edison, Inc.	3,561	220,889
Constellation Energy Group, Inc.	2,469	97,945
Dominion Resources, Inc.	6,986	370,817
DTE Energy Co.	2,092	113,909
Duke Energy Corp.	16,297	358,534
Edison International	3,978	164,689
Entergy Corp.	2,148	156,911
Exelon Corp.	8,223	356,632
FirstEnergy Corp.	5,219	231,202
Integrys Energy Group, Inc.	937	50,767
NextEra Energy, Inc.	5,154	313,776
NiSource, Inc.	3,441	81,930
Northeast Utilities	2,162	77,983
NRG Energy, Inc.*	2,866	51,932
Oneok, Inc.	1,262	109,403
Pepco Hldgs., Inc.	2,779	56,414
PG&E Corp.	4,831	199,134
Pinnacle West Capital Corp.	1,329	64,031
PPL Corp.	7,122	209,529
Progress Energy, Inc.	3,668	205,481
Public Svc. Enterprise Group, Inc.	6,193	204,431
SCANA Corp.	1,418	63,895
Sempra Energy	2,945	161,975
Southern Co.	10,537	487,758
TECO Energy, Inc.	2,638	50,491
Wisconsin Energy Corp.	2,806	98,098
Xcel Energy, Inc.	5,855	161,832
		5,352,176
TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $133,847,345) 56.1%		140,676,191

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	A-1+	0.01	02/09/12	500,000	499,997
U.S. Treasury Bill (1)	A-1+	0.01	04/19/12	500,000	499,985
					999,982
U.S. GOVERNMENT AGENCIES (0.2%)
FHLB	A-1+	0.01	02/29/12	500,000	499,992
COMMERCIAL PAPER (0.8%)
General Electric Capital Corp.	A-1+	0.03	01/30/12	2,000,000	1,999,950
TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $3,499,924) 1.4%					3,499,924

TOTAL INDEXED ASSETS (Cost: $137,347,269) 57.5%					144,176,115

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (3.9%)
Abercrombie & Fitch Co. Cl A	3,487	170,305
AFC Enterprises, Inc.*	17,823	261,998
Amazon.com, Inc.*	3,603	623,679
American Axle & Mfg. Hldgs., Inc.*	17,888	176,912
ANN, Inc.*	7,411	183,645
Bassett Furniture Industries, Inc.	25,678	192,328
BorgWarner, Inc.*	2,075	132,261
Darden Restaurants, Inc.	5,336	243,215
Denny’s Corp.*	62,999	236,876
Dillard’s, Inc. Cl A	5,923	265,824
Discovery Communications, Inc. Cl A*	4,827	197,762
Disney (Walt) Co.	14,336	537,600
Express, Inc.*	13,890	276,967
Ford Motor Co.*	26,524	285,398
HSN, Inc.	5,450	197,617
Johnson Controls, Inc.	5,238	163,740
Lincoln Educational Svcs. Corp.	17,537	138,542
Macy’s, Inc.	10,028	322,701
Maidenform Brands, Inc.*	12,056	220,625
P.F. Chang’s China Bistro, Inc.	5,020	155,168
Pep Boys - Manny, Moe & Jack	43,228	475,508
Pinnacle Entertainment, Inc.*	17,075	173,482
Rent-A-Center, Inc.	14,165	524,105
Shutterfly, Inc.*	12,720	289,507
Sotheby’s	2,372	67,673
Starbucks Corp.	21,172	974,124
Steve Madden Ltd.*	7,614	262,666
Target Corp.	3,975	203,600
Time Warner Cable, Inc.	5,357	340,544
Time Warner, Inc.	9,015	325,802
Tupperware Brands Corp.	2,710	151,679
Urban Outfitters, Inc.*	6,460	178,038
Viacom, Inc. Cl B	10,235	464,771
Wolverine World Wide, Inc.	7,920	282,269
		9,696,931
CONSUMER STAPLES (2.9%)
Darling International, Inc.*	10,320	137,153
Dr. Pepper Snapple Group, Inc.	11,531	455,244
Estee Lauder Cos., Inc. Cl A	3,243	364,254
Hain Celestial Group, Inc.*	4,975	182,384
J.M. Smucker Co.	5,816	454,637
Kraft Foods, Inc. Cl A	5,189	193,861
Lorillard, Inc.	3,084	351,576
Nu Skin Enterprises, Inc. Cl A	3,366	163,487
PepsiCo, Inc.	9,829	652,154
Philip Morris Int’l., Inc.	11,507	903,069
Prestige Brands Hldgs., Inc.*	18,009	202,961
Proctor & Gamble Co.	15,945	1,063,691
The Pantry, Inc.*	13,047	156,173
TreeHouse Foods, Inc.*	3,290	215,100
Tyson Foods, Inc. Cl A	24,583	507,393
Vector Group Ltd.	10,338	183,603
Wal-Mart Stores, Inc.	17,613	1,052,553
		7,239,293
ENERGY (4.3%)
Abraxas Petroleum Corp.*	35,741	117,945
Apache Corp.	4,731	428,534
Carrizo Oil and Gas, Inc.*	8,350	220,023
Chevron Corp.	6,326	673,086

ConocoPhillips	13,346	972,523
CVR Energy, Inc.*	5,750	107,698
Energy XXI (Bermuda) Ltd.*	25,238	804,588
Exxon Mobil Corp.	25,539	2,164,686
Gasco Energy, Inc.*	289,597	65,159
Halliburton Co.	15,737	543,084
Hess Corp.	4,574	259,803
Houston American Energy Corp.*	10,049	122,497
Lufkin Industries, Inc.	2,305	155,150
MarkWest Energy Partners LP	6,819	375,455
McMoRan Exploration Co.*	98,809	1,437,671
National Oilwell Varco, Inc.	7,079	481,301
Noble Energy, Inc.	6,057	571,720
Occidental Petroleum Corp.	7,449	697,971
Range Resources Corp.	3,971	245,964
Saratoga Resources, Inc.*	25,300	184,690
		10,629,548
FINANCIALS (7.1%)
Aon Corp.	4,615	215,982
Ashford Hospitality Trust, Inc.	14,680	117,440
Aspen Insurance Hldgs. Ltd.	9,147	242,396
Associated Estates Realty Corp.	19,904	317,468
BancFirst Corp.	3,543	133,004
Bank of America Corp.	52,718	293,112
Bank of Marin Bancorp	2,319	87,171
Banner Corp.	4,043	69,337
BB&T Corp.	14,565	366,601
Berkshire Hathaway, Inc. Cl B*	8,795	671,059
Brookline Bancorp, Inc.	24,548	207,185
Bryn Mawr Bank Corp.	6,996	136,352
Capital One Financial Corp.	14,184	599,841
Cash America Int’l., Inc.	5,333	248,678
Chesapeake Lodging Trust	11,137	172,178
Citigroup, Inc.	13,874	365,025
Cogdell Spencer, Inc.	23,859	101,401
Colonial Properties Trust	22,767	474,920
Dime Community Bancshares	11,630	146,538
EastGroup Properties, Inc.	4,778	207,747
Ellington Financial LLC	17,131	294,139
Equity Lifestyle Properties, Inc.	5,477	365,261
FelCor Lodging Trust, Inc.*	79,552	242,634
First Interstate BancSytem, Inc.	10,719	139,669
First Niagara Financial Group, Inc.	24,304	209,744
Flushing Financial Corp.	3,239	40,909
Forest City Enterprises, Inc. Cl A*	18,042	213,256
Franklin Resources, Inc.	1,841	176,846
Glacier Bancorp, Inc.	13,047	156,955
Goldman Sachs Group, Inc.	4,870	440,394
Highwoods Properties, Inc.	8,090	240,030
IBERIABANK Corp.	2,964	146,125
Investors Bancorp, Inc.*	12,198	164,429
iShares Russell 2000 Growth Index Fund	1,550	130,557
Janus Capital Group, Inc.	21,857	137,918
JPMorgan Chase & Co.	31,400	1,044,050
Marlin Business Svcs. Corp.	14,497	184,112
MB Financial, Inc.	8,627	147,522
Meadowbrook Insurance Group, Inc.	26,905	287,345
MetLife, Inc.	14,386	448,555
Mid-America Apt. Communities, Inc.	5,215	326,199
National Retail Pptys., Inc.	7,220	190,464
NBH Hldgs. Co.†	16,887	270,192

Northwest Bancshares, Inc.	29,931	372,342
OneBeacon Insurance Group Ltd. Cl A	10,178	156,639
Pennsylvania REIT	18,009	188,014
PHH Corp.*	9,850	105,395
PNC Financial Svcs. Grp., Inc.	6,213	358,304
ProAssurance Corp.	6,469	516,356
Prosperity Bancshares, Inc.	4,569	187,786
PS Business Parks, Inc.	2,379	131,868
S.Y. Bancorp, Inc.	13,282	272,679
SeaBright Hldgs., Inc.	40,045	306,344
Senior Housing Pptys. Trust	13,487	302,648
Signature Bank*	9,373	562,287
Simon Property Group, Inc.	5,117	659,786
Steel Excel, Inc.*	2,769	66,458
Stifel Financial Corp.*	4,928	157,942
SVB Financial Group*	5,628	268,399
Symetra Financial Corp.	25,567	231,893
UMB Financial Corp.	4,089	152,315
Urstadt Biddle Properties Cl A	6,270	113,362
Wells Fargo & Co.	38,762	1,068,281
Westamerica Bancorporation	4,845	212,696
		17,562,534
HEALTH CARE (4.8%)
Abbott Laboratories	7,413	416,833
Abiomed, Inc.*	18,179	335,766
Alphatec Hldgs., Inc.*	35,242	60,616
AMERIGROUP Corp.*	3,200	189,056
Auxilium Pharmaceuticals, Inc.*	2,861	57,020
Bruker Corp.*	8,060	100,105
Celgene Corp.*	6,636	448,594
Cepheid, Inc.*	2,400	82,584
Computer Programs & Systems, Inc.	3,631	185,580
Conceptus, Inc.*	17,211	217,547
Cubist Pharmaceuticals, Inc.*	6,701	265,494
Cyberonics, Inc.*	9,238	309,473
DexCom, Inc.*	13,216	123,041
Emergent Biosolutions, Inc.*	6,343	106,816
Enzon Pharmaceuticals, Inc.*	27,547	184,565
Express Scripts, Inc.*	4,064	181,620
Forest Laboratories, Inc.*	16,214	490,636
Gilead Sciences, Inc.*	16,078	658,073
HMS Hldgs. Corp.*	11,018	352,356
Incyte Corp.*	4,606	69,136
Insulet Corp.*	7,048	132,714
IPC The Hospitalist Co.*	7,872	359,908
Ironwood Pharmaceuticals, Inc.*	4,473	53,542
McKesson Corp.	5,538	431,466
Medicines Co.*	20,865	388,924
Medidata Solutions, Inc.*	11,262	244,949
Merck & Co., Inc.	21,999	829,362
Mylan, Inc.*	21,436	460,017
Neogen Corp.*	5,929	181,665
NxStage Medical, Inc.*	13,433	238,839
Onyx Pharmaceuticals, Inc.*	4,015	176,459
OSI Pharmaceuticals, Inc. - rights*	1,570	0
PAREXEL International Corp.*	7,098	147,213
Pfizer, Inc.	51,541	1,115,347
QLT, Inc.*	42,994	309,556
Questcor Pharmaceuticals, Inc.*	2,325	96,674
Salix Pharmaceuticals Ltd.*	10,957	524,292
Seattle Genetics, Inc.*	7,164	119,746

St. Jude Medical, Inc.	5,322	182,545
SXC Health Solutions Corp.*	3,698	208,863
Thoratec Corp.*	6,438	216,059
UnitedHealth Group, Inc.	9,910	502,239
ViroPharma, Inc.*	3,125	85,594
WellPoint, Inc.	3,220	213,325
		12,054,209
INDUSTRIALS (5.2%)
Acacia Research Corp.*	4,375	159,731
Acco Brands Corp.*	19,739	190,481
Actuant Corp. Cl A	10,790	244,825
Alaska Air Group, Inc.*	3,720	279,335
Astec Industries, Inc.*	5,340	172,001
Astronics Corp.*	8,497	304,278
AZZ, Inc.	11,481	521,697
Belden, Inc.	2,855	95,014
Boeing Co.	10,566	775,016
Caterpillar, Inc.	7,729	700,247
Cummins, Inc.	5,365	472,227
EMCOR Group, Inc.	4,878	130,779
Encore Wire Corp.	12,284	318,156
EnPro Industries, Inc.*	5,044	166,351
Expeditors Int’l. of Wash.	9,856	403,702
FedEx Corp.	5,376	448,950
General Electric Co.	62,144	1,112,999
Genesee & Wyoming, Inc. Cl A*	12,413	751,980
Graham Corp.	7,033	157,821
Healthcare Svcs. Group, Inc.	8,859	156,716
Hub Group, Inc. Cl A*	3,831	124,239
Insperity, Inc.	5,891	149,337
Kaydon Corp.	7,605	231,953
Miller Industries, Inc.	17,131	269,471
Mueller Industries, Inc.	12,683	487,281
Old Dominion Freight Line, Inc.*	18,781	761,194
On Assignment, Inc.*	9,083	101,548
Precision Castparts Corp.	4,211	693,931
Raven Industries, Inc.	7,000	433,300
RBC Bearings, Inc.*	5,245	218,717
Robbins & Myers, Inc.	5,301	257,364
Robert Half Int’l., Inc.	10,272	292,341
Roper Industries, Inc.	5,584	485,082
Smith (A.O.) Corp.	5,225	209,627
Sun Hydraulics Corp.	5,193	121,672
Teledyne Technologies, Inc.*	4,835	265,200
Union Pacific Corp.	3,758	398,123
		13,062,686
INFORMATION TECHNOLOGY (7.3%)
Adtran, Inc.	9,250	278,980
Altera Corp.	4,087	151,628
Anaren, Inc.*	6,397	106,318
Anixter International, Inc.*	3,256	194,188
Apple, Inc.*	5,737	2,323,485
Automatic Data Processing, Inc.	6,413	346,366
Cirrus Logic, Inc.*	19,238	304,922
Cisco Systems, Inc.	14,262	257,857
CommVault Systems, Inc.*	8,795	375,722
comScore, Inc.*	14,971	317,385
DemandTec, Inc.*	8,135	107,138
EMC Corp.*	15,865	341,732
Emulex Corp.*	20,198	138,559
Finisar Corp.*	5,350	89,586

Forrester Research, Inc.*	6,698	227,330
Google, Inc. Cl A*	1,426	921,053
Harris Corp.	2,288	82,460
Informatica Corp.*	10,732	396,333
Int’l. Business Machines Corp.	6,324	1,162,857
Intel Corp.	19,277	467,467
JDA Software Group, Inc.*	4,697	152,136
KLA-Tencor Corp.	7,349	354,589
Lattice Semiconductor Corp.*	29,133	173,050
Littelfuse, Inc.	2,226	95,673
LogMeIn, Inc.*	17,152	661,210
Mercury Computer Systems, Inc.*	13,424	178,405
Microsemi Corp.*	16,432	275,236
Microsoft Corp.	32,624	846,919
MKS Instruments, Inc.	12,908	359,101
Nanometrics, Inc.*	11,589	213,469
NetApp, Inc.*	2,084	75,587
Netlogic Microsystems, Inc.*	3,699	183,359
Oracle Corp.	21,247	544,986
Parametric Technology Corp.*	22,686	414,247
Plantronics, Inc.	4,425	157,707
Plexus Corp.*	9,298	254,579
QLIK Technologies, Inc.*	4,800	116,160
QUALCOMM, Inc.	11,609	635,012
Rackspace Hosting, Inc.*	6,226	267,780
Responsys, Inc.*	14,039	124,807
Richardson Electronics Ltd.	33,267	408,851
RightNow Technologies, Inc.*	8,011	342,310
Salesforce.com, inc.*	4,512	457,788
Sapient Corp.	9,791	123,367
Semtech Corp.*	6,749	167,510
Sourcefire, Inc.*	5,224	169,153
SuccessFactors, Inc.*	3,897	155,373
Super Micro Computer, Inc.*	7,160	112,269
Take-Two Interactive Software, Inc.*	7,375	99,931
Texas Instruments, Inc.	13,338	388,269
Tibco Software, Inc.*	26,841	641,768
TTM Technologies, Inc.*	13,080	143,357
Websense, Inc.*	13,081	245,008
Yahoo!, Inc.*	11,157	179,962
		18,310,294
MATERIALS (2.5%)
Allied Nevada Gold Corp.*	8,128	246,116
Ball Corp.	8,507	303,785
Boise, Inc.	58,608	417,289
Buckeye Technologies, Inc.	7,751	259,193
Commercial Metals Co.	12,414	171,686
Copper Mountain Mining Corp.*	26,862	146,709
Crown Hldgs., Inc.*	12,411	416,761
CVR Partners LP	6,862	170,315
Dow Chemical Co.	11,438	328,957
Eastman Chemical Co.	12,320	481,219
FMC Corp.	4,898	421,424
Freeport-McMoRan Copper & Gold, Inc.	11,668	429,266
Hecla Mining Co.	14,275	74,658
Innophos Hldgs., Inc.	16,077	780,700
Kaiser Aluminum Corp.	7,491	343,687
NewMarket Corp.	910	180,280
Silgan Hldgs., Inc.	18,970	733,001
Taseko Mines Ltd.*	14,448	39,443
US Gold Corp.*	109,814	368,975
		6,313,464

TELECOMMUNICATION SERVICES (1.0%)
AboveNet, Inc.*	3,944	256,399
Alaska Comm. Systems Group, Inc.	10,637	32,017
American Tower Corp. Cl A*	10,902	654,229
CenturyLink, Inc.	10,002	372,074
Consolidated Comms. Hldgs., Inc.	21,738	414,109
Sprint Nextel Corp.*	95,488	223,442
Verizon Communications, Inc.	12,446	499,334
		2,451,604
UTILITIES (1.4%)
Avista Corp.	12,460	320,845
Black Hills Corp.	5,955	199,969
Dominion Resources, Inc.	9,776	518,910
Edison International	5,654	234,076
Entergy Corp.	1,528	111,620
Idacorp, Inc.	6,624	280,924
Northwest Natural Gas Co.	8,904	426,769
PNM Resources, Inc.	13,808	251,720
PPL Corp.	6,269	184,434
Public Svc. Enterprise Group, Inc.	11,013	363,539
Sempra Energy	5,142	282,810
Unisource Energy Corp.	7,926	292,628
		3,468,244
TOTAL ACTIVE ASSETS - COMMON STOCKS (Cost: $89,179,974) 40.4%		100,788,807

	Shares	Value
ACTIVE ASSETS:
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.1%)
Energy XXI (Bermuda) Ltd., 7.25%	556	152,650

TOTAL ACTIVE ASSETS - CONVERTIBLE PREFERRED STOCKS (Cost: $55,600) 0.1%		152,650

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.2%)
General Electric Capital Corp.	A-1+	0.03	01/30/12	3,100,000	3,099,922

TOTAL ACTIVE ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $3,099,922) 1.2%					3,099,922

TOTAL ACTIVE ASSETS (Cost: $92,335,496) 41.7%					104,041,379

TEMPORARY CASH INVESTMENTS (2) (Cost: $1,209,500) 0.5%					1,209,500

TOTAL INVESTMENTS (Cost: $230,892,265) 99.7%					249,426,994

OTHER NET ASSETS 0.3%					823,818

NET ASSETS 100.0%					$250,250,812

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.5%)
Bassett Furniture Industries, Inc.	246,937	1,849,558
Dillard’s, Inc. Cl A	61,115	2,742,841
Pep Boys - Manny, Moe & Jack	242,541	2,667,951
Rent-A-Center, Inc.	145,798	5,394,526
Shutterfly, Inc.*	60,916	1,386,448
Wolverine World Wide, Inc.	80,484	2,868,450
		16,909,774
CONSUMER STAPLES (1.8%)
Prestige Brands Hldgs., Inc.*	181,120	2,041,222
The Pantry, Inc.*	123,698	1,480,665
Vector Group Ltd.	58,921	1,046,437
		4,568,324
ENERGY (5.2%)
Energy XXI (Bermuda) Ltd.*	114,464	3,649,112
Gasco Energy, Inc.*	2,138,110	481,075
Houston American Energy Corp.*	96,895	1,181,150
MarkWest Energy Partners LP	23,466	1,292,038
McMoRan Exploration Co.*	470,873	6,851,197
		13,454,572
FINANCIALS (33.8%)
Ashford Hospitality Trust, Inc.	141,797	1,134,376
Aspen Insurance Hldgs. Ltd.	95,723	2,536,660
Associated Estates Realty Corp.	98,269	1,567,391
BancFirst Corp.	36,557	1,372,350
Bank of Marin Bancorp	23,912	898,852
Banner Corp.	40,417	693,152
Brookline Bancorp, Inc.	254,994	2,152,149
Bryn Mawr Bank Corp.	72,109	1,405,404
Cash America Int’l., Inc.	51,395	2,396,549
Chesapeake Lodging Trust	114,895	1,776,277
Cogdell Spencer, Inc.	229,990	977,458
Colonial Properties Trust	133,963	2,794,468
Dime Community Bancshares	119,831	1,509,871
EastGroup Properties, Inc.	49,299	2,143,521
Ellington Financial LLC	176,181	3,025,028
Equity Lifestyle Properties, Inc.	52,870	3,525,900
FelCor Lodging Trust, Inc.*	768,247	2,343,153
First Interstate BancSytem, Inc.	110,722	1,442,708
First Niagara Financial Group, Inc.	236,738	2,043,049
Flushing Financial Corp.	33,420	422,095
Forest City Enterprises, Inc. Cl A*	185,447	2,191,984
Glacier Bancorp, Inc.	137,239	1,650,985
Highwoods Properties, Inc.	82,762	2,455,549
IBERIABANK Corp.	30,519	1,504,587
Investors Bancorp, Inc.*	125,737	1,694,935
Janus Capital Group, Inc.	211,390	1,333,871
Marlin Business Svcs. Corp.	128,034	1,626,032
MB Financial, Inc.	89,095	1,523,525
Meadowbrook Insurance Group, Inc.	258,827	2,764,272
Mid-America Apt. Communities, Inc.	16,381	1,024,632
National Retail Pptys., Inc.	73,573	1,940,856
NBH Hldgs. Co.†	98,458	1,575,328
Northwest Bancshares, Inc.	150,143	1,867,779
Pennsylvania REIT	183,503	1,915,771
PHH Corp.*	100,371	1,073,970
ProAssurance Corp.	47,058	3,756,170

Prosperity Bancshares, Inc.	47,083	1,935,111
S.Y. Bancorp, Inc.	84,989	1,744,824
SeaBright Hldgs., Inc.	402,776	3,081,236
Senior Housing Pptys. Trust	61,042	1,369,782
Signature Bank*	48,822	2,928,832
Steel Excel, Inc.*	26,687	640,483
SVB Financial Group*	57,998	2,765,925
Symetra Financial Corp.	246,136	2,232,454
UMB Financial Corp.	42,166	1,570,684
Urstadt Biddle Properties Cl A	64,884	1,173,103
Westamerica Bancorporation	50,335	2,209,707
		87,712,798
HEALTH CARE (5.2%)
Abiomed, Inc.*	70,264	1,297,776
Alphatec Hldgs., Inc.*	364,853	627,547
Computer Programs & Systems, Inc.	37,322	1,907,527
Conceptus, Inc.*	173,108	2,188,085
Enzon Pharmaceuticals, Inc.*	284,452	1,905,828
Medicines Co.*	136,200	2,538,768
QLT, Inc.*	406,180	2,924,496
		13,390,027
INDUSTRIALS (12.7%)
Actuant Corp. Cl A	111,596	2,532,113
Alaska Air Group, Inc.*	38,270	2,873,694
AZZ, Inc.	50,076	2,275,453
EMCOR Group, Inc.	49,773	1,334,414
Encore Wire Corp.	126,600	3,278,940
Genesee & Wyoming, Inc. Cl A*	75,690	4,585,300
Insperity, Inc.	56,885	1,442,035
Kaydon Corp.	77,208	2,354,844
Miller Industries, Inc.	173,800	2,733,874
Mueller Industries, Inc.	122,052	4,689,238
Old Dominion Freight Line, Inc.*	124,405	5,042,135
		33,142,040
INFORMATION TECHNOLOGY (11.2%)
Anixter International, Inc.*	33,810	2,016,428
Cirrus Logic, Inc.*	75,314	1,193,727
CommVault Systems, Inc.*	30,509	1,303,344
comScore, Inc.*	39,964	847,237
DemandTec, Inc.*	88,840	1,170,023
Emulex Corp.*	94,130	645,732
Informatica Corp.*	27,092	1,000,508
LogMeIn, Inc.*	60,350	2,326,493
Microsemi Corp.*	78,695	1,318,141
MKS Instruments, Inc.	65,269	1,815,784
Parametric Technology Corp.*	89,687	1,637,685
Plexus Corp.*	38,456	1,052,925
Richardson Electronics Ltd.	320,699	3,941,391
Semtech Corp.*	69,852	1,733,727
Tibco Software, Inc.*	198,243	4,739,990
TTM Technologies, Inc.*	135,437	1,484,390
Websense, Inc.*	51,172	958,452
		29,185,977
MATERIALS (10.9%)
Boise, Inc.	589,370	4,196,314
Buckeye Technologies, Inc.	74,695	2,497,801
Commercial Metals Co.	127,737	1,766,603
Copper Mountain Mining Corp.*	198,900	1,086,312
Crown Hldgs., Inc.*	127,843	4,292,968
Hecla Mining Co.	146,799	767,759
Innophos Hldgs., Inc.	67,160	3,261,290

Kaiser Aluminum Corp.	75,892	3,481,925
Silgan Hldgs., Inc.	149,949	5,794,028
Taseko Mines Ltd.*	148,970	406,688
US Gold Corp.*	225,793	758,664
		28,310,352
TELECOMMUNICATION SERVICES (0.9%)
Alaska Comm. Systems Group, Inc.	113,197	340,723
Consolidated Comms. Hldgs., Inc.	106,127	2,021,719
		2,362,442
UTILITIES (6.1%)
Avista Corp.	127,493	3,282,945
Black Hills Corp.	58,513	1,964,867
Idacorp, Inc.	67,739	2,872,811
Northwest Natural Gas Co.	45,577	2,184,506
PNM Resources, Inc.	140,275	2,557,213
Unisource Energy Corp.	81,661	3,014,924
		15,877,266
TOTAL COMMON STOCKS (Cost: $212,526,255) 94.3%		244,913,572

	Shares	Value
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.5%)
Energy XXI (Bermuda) Ltd., 7.25%	4,255	1,168,210

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost: $425,500) 0.5%		1,168,210

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.0%)
FHLB	A-1+	0.01	02/29/12	5,200,000	5,199,904
COMMERCIAL PAPER (2.9%)
Danaher Corp.†	A-1	0.02	01/03/12	2,500,000	2,499,996
New Jersey Natural Gas	A-1	0.04	01/12/12	5,000,000	4,999,933
					7,499,929
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $12,699,842) 4.9%					12,699,833

TOTAL INVESTMENTS (Cost: $225,651,597) 99.7%					258,781,615

OTHER NET ASSETS 0.3%					733,523

NET ASSETS 100.0%					$259,515,138

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.2%)
AFC Enterprises, Inc.*	187,002	2,748,929
American Axle & Mfg. Hldgs., Inc.*	186,397	1,843,466
ANN, Inc.*	77,670	1,924,663
Denny’s Corp.*	677,334	2,546,776
Express, Inc.*	145,304	2,897,362
HSN, Inc.	58,600	2,124,836
Lincoln Educational Svcs. Corp.	182,988	1,445,605
Maidenform Brands, Inc.*	129,253	2,365,330
P.F. Chang’s China Bistro, Inc.	52,639	1,627,071
Pep Boys - Manny, Moe & Jack	195,433	2,149,763
Pinnacle Entertainment, Inc.*	176,620	1,794,459
Shutterfly, Inc.*	66,962	1,524,055
Sotheby’s	26,438	754,276
Steve Madden Ltd.*	80,331	2,771,420
Tupperware Brands Corp.	31,244	1,748,727
		30,266,738
CONSUMER STAPLES (3.5%)
Darling International, Inc.*	108,578	1,443,002
Hain Celestial Group, Inc.*	52,188	1,913,212
Nu Skin Enterprises, Inc. Cl A	35,034	1,701,601
TreeHouse Foods, Inc.*	37,080	2,424,290
Vector Group Ltd.	108,080	1,919,501
		9,401,606
ENERGY (8.6%)
Abraxas Petroleum Corp.*	375,458	1,239,011
Carrizo Oil and Gas, Inc.*	86,769	2,286,363
CVR Energy, Inc.*	60,602	1,135,075
Energy XXI (Bermuda) Ltd.*	149,809	4,775,911
Lufkin Industries, Inc.	23,849	1,605,276
MarkWest Energy Partners LP	47,967	2,641,063
McMoRan Exploration Co.*	525,430	7,645,008
Saratoga Resources, Inc.*	265,400	1,937,420
		23,265,127
FINANCIALS (7.7%)
Associated Estates Realty Corp.	97,028	1,547,597
Colonial Properties Trust	102,770	2,143,782
iShares Russell 2000 Growth Index Fund	17,300	1,457,179
Mid-America Apt. Communities, Inc.	33,114	2,071,281
Northwest Bancshares, Inc.	160,202	1,992,913
OneBeacon Insurance Group Ltd. Cl A	105,699	1,626,708
ProAssurance Corp.	19,481	1,554,973
PS Business Parks, Inc.	24,588	1,362,913
S.Y. Bancorp, Inc.	52,351	1,074,766
Senior Housing Pptys. Trust	74,391	1,669,334
Signature Bank*	47,019	2,820,670
Stifel Financial Corp.*	50,868	1,630,319
		20,952,435
HEALTH CARE (18.7%)
Abiomed, Inc.*	119,150	2,200,701
AMERIGROUP Corp.*	35,150	2,076,662
Auxilium Pharmaceuticals, Inc.*	32,139	640,530
Bruker Corp.*	89,900	1,116,558
Cepheid, Inc.*	26,046	896,243
Cubist Pharmaceuticals, Inc.*	68,586	2,717,377
Cyberonics, Inc.*	97,362	3,261,627
DexCom, Inc.*	138,130	1,285,990
Emergent Biosolutions, Inc.*	71,217	1,199,294

HMS Hldgs. Corp.*	115,085	3,680,418
Incyte Corp.*	48,442	727,114
Insulet Corp.*	73,546	1,384,871
IPC The Hospitalist Co.*	88,660	4,053,535
Ironwood Pharmaceuticals, Inc.*	46,890	561,273
Medicines Co.*	77,011	1,435,485
Medidata Solutions, Inc.*	118,154	2,569,850
Neogen Corp.*	58,947	1,806,136
NxStage Medical, Inc.*	140,353	2,495,476
Onyx Pharmaceuticals, Inc.*	45,076	1,981,090
PAREXEL International Corp.*	74,883	1,553,073
QLT, Inc.*	20,244	145,757
Questcor Pharmaceuticals, Inc.*	24,222	1,007,151
Salix Pharmaceuticals Ltd.*	114,540	5,480,739
Seattle Genetics, Inc.*	74,924	1,252,355
SXC Health Solutions Corp.*	38,646	2,182,726
Thoratec Corp.*	67,164	2,254,024
ViroPharma, Inc.*	32,684	895,215
		50,861,270
INDUSTRIALS (15.5%)
Acacia Research Corp.*	45,573	1,663,870
Acco Brands Corp.*	205,059	1,978,819
Astec Industries, Inc.*	56,323	1,814,164
Astronics Corp.*	88,313	3,162,489
AZZ, Inc.	66,632	3,027,758
Belden, Inc.	29,424	979,231
EnPro Industries, Inc.*	53,263	1,756,614
Genesee & Wyoming, Inc. Cl A*	50,781	3,076,313
Graham Corp.	77,971	1,749,669
Healthcare Svcs. Group, Inc.	97,936	1,732,488
Hub Group, Inc. Cl A*	38,173	1,237,950
Old Dominion Freight Line, Inc.*	75,997	3,080,158
On Assignment, Inc.*	97,971	1,095,316
Raven Industries, Inc.	73,550	4,552,745
RBC Bearings, Inc.*	56,981	2,376,108
Robbins & Myers, Inc.	55,304	2,685,009
Smith (A.O.) Corp.	52,455	2,104,495
Sun Hydraulics Corp.	54,607	1,279,442
Teledyne Technologies, Inc.*	52,291	2,868,161
		42,220,799
INFORMATION TECHNOLOGY (22.9%)
Adtran, Inc.	94,026	2,835,824
Anaren, Inc.*	67,395	1,120,105
Cirrus Logic, Inc.*	124,777	1,977,715
CommVault Systems, Inc.*	63,129	2,696,871
comScore, Inc.*	113,703	2,410,504
Emulex Corp.*	106,077	727,688
Finisar Corp.*	59,625	998,421
Forrester Research, Inc.*	75,533	2,563,590
Informatica Corp.*	83,536	3,084,984
JDA Software Group, Inc.*	53,016	1,717,188
Lattice Semiconductor Corp.*	327,683	1,946,437
Littelfuse, Inc.	24,558	1,055,503
LogMeIn, Inc.*	113,998	4,394,623
Mercury Computer Systems, Inc.*	154,489	2,053,159
Microsemi Corp.*	98,881	1,656,257
MKS Instruments, Inc.	74,383	2,069,335
Nanometrics, Inc.*	121,973	2,246,743
Netlogic Microsystems, Inc.*	37,661	1,866,856
Parametric Technology Corp.*	160,877	2,937,614
Plantronics, Inc.	46,522	1,658,044

Plexus Corp.*	59,172	1,620,129
QLIK Technologies, Inc.*	50,675	1,226,335
Rackspace Hosting, Inc.*	66,692	2,868,423
Responsys, Inc.*	147,747	1,313,471
RightNow Technologies, Inc.*	90,696	3,875,440
Sapient Corp.	105,658	1,331,291
Sourcefire, Inc.*	56,404	1,826,362
SuccessFactors, Inc.*	14,965	596,655
Super Micro Computer, Inc.*	72,625	1,138,760
Take-Two Interactive Software, Inc.*	77,284	1,047,198
Tibco Software, Inc.*	81,199	1,941,468
Websense, Inc.*	86,061	1,611,923
		62,414,916
MATERIALS (5.3%)
Allied Nevada Gold Corp.*	74,773	2,264,126
CVR Partners LP	72,404	1,797,067
Innophos Hldgs., Inc.	82,512	4,006,783
NewMarket Corp.	9,577	1,897,299
Silgan Hldgs., Inc.	47,247	1,825,624
US Gold Corp.*	748,715	2,515,682
		14,306,581
TELECOMMUNICATION SERVICES (1.8%)
AboveNet, Inc.*	39,704	2,581,157
Consolidated Comms. Hldgs., Inc.	118,819	2,263,502
		4,844,659
UTILITIES (0.8%)
Northwest Natural Gas Co.	45,102	2,161,739

TOTAL COMMON STOCKS (Cost: $218,253,778) 96.0%		260,695,870

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.1%)
FHLB	A-1+	0.01	02/29/12	3,000,000	2,999,950
COMMERCIAL PAPER (2.6%)
Danaher Corp.†	A-1	0.02	01/03/12	2,000,000	1,999,997
General Electric Capital Corp.	A-1+	0.03	01/30/12	5,000,000	4,999,875
					6,999,872
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $9,999,822) 3.7%					9,999,822

TOTAL INVESTMENTS (Cost: $228,253,600) 99.7%					270,695,692

OTHER NET ASSETS 0.3%					733,047

NET ASSETS 100.0%					$271,428,739

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION -  MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (9.4%)
AMC Networks, Inc. Cl A*	2,601	97,746
Cablevision Systems Corp. Cl A	10,405	147,959
CBS Corp. Cl B	19,823	537,996
Discovery Communications, Inc. Cl A*	6,026	246,885
Discovery Communications, Inc. Cl C*	5,945	224,127
DreamWorks Animation SKG Cl A*	7,129	118,306
Lamar Advertising Co. Cl A*	9,754	268,235
Newell Rubbermaid, Inc.	26,786	432,594
Penney (J.C.) Co., Inc.	11,595	407,564
Rent-A-Center, Inc.	12,521	463,277
Shutterfly, Inc.*	10,460	238,070
V.F. Corp.	10,322	1,310,788
Whirlpool Corp.	6,068	287,927
		4,781,474
CONSUMER STAPLES (5.8%)
ConAgra Foods, Inc.	32,633	861,511
Dr. Pepper Snapple Group, Inc.	18,290	722,089
J.M. Smucker Co.	7,040	550,317
Ralcorp Hldgs., Inc.*	6,340	542,070
Vector Group Ltd.	17,042	302,666
		2,978,653
ENERGY (8.1%)
Atwood Oceanics, Inc.*	13,380	532,390
McMoRan Exploration Co.*	73,732	1,072,801
Noble Energy, Inc.	8,725	823,553
Range Resources Corp.	10,621	657,865
Spectra Energy Corp.	18,186	559,220
Unit Corp.*	9,972	462,701
		4,108,530
FINANCIALS (26.6%)
American Financial Group, Inc.	23,401	863,263
Ameriprise Financial, Inc.	16,144	801,388
Annaly Capital Mgmt., Inc.	17,900	285,684
Aon Corp.	13,623	637,556
Associated Banc-Corp.	36,404	406,633
Assurant, Inc.	3,679	151,060
BOK Financial Corp.	12,306	675,969
Boston Properties, Inc.	6,058	603,377
City National Corp.	4,682	206,851
Cullen/Frost Bankers, Inc.	6,131	324,391
DDR Corp.	12,752	155,192
Discover Financial Svcs.	6,265	150,360
Equity Residential	17,622	1,004,983
Everest Re Group Ltd.	5,907	496,720
Fulton Financial Corp.	41,368	405,820
Genworth Financial, Inc. Cl A*	17,885	117,147
HCC Insurance Hldgs., Inc.	5,270	144,925
Host Hotels & Resorts, Inc.	35,760	528,175
Janus Capital Group, Inc.	32,850	207,284
Legg Mason, Inc.	15,970	384,079
M&T Bank Corp.	2,848	217,416
Marsh & McLennan Cos., Inc.	12,864	406,760
National Retail Pptys., Inc.	17,093	450,913
People’s United Financial, Inc.	42,023	539,996
Principal Financial Grp., Inc.	6,976	171,610
Progressive Corp.	18,618	363,237
ProLogis, Inc.	15,030	429,708
Public Storage	5,302	712,907

Reinsurance Grp. of America, Inc.	8,980	469,205
StanCorp Financial Group, Inc.	13,389	492,046
Vornado Realty Trust	10,209	784,664
		13,589,319
HEALTH CARE (6.8%)
AmerisourceBergen Corp.	18,305	680,763
CIGNA Corp.	11,911	500,262
Forest Laboratories, Inc.*	15,040	455,110
Hospira, Inc.*	9,674	293,799
Humana, Inc.	3,980	348,688
Mednax, Inc.*	6,570	473,106
Mettler-Toledo Int’l., Inc.*	3,321	490,545
Mylan, Inc.*	9,239	198,269
		3,440,542
INDUSTRIALS (9.0%)
Exelis, Inc.	5,143	46,544
Flowserve Corp.	3,023	300,244
General Cable Corp.*	12,211	305,397
ITT Corp.	2,571	49,697
Joy Global, Inc.	6,515	488,430
Kirby Corp.*	14,332	943,619
L-3 Communications Hldgs., Inc.	3,475	231,713
Lincoln Electric Hldgs., Inc.	12,450	487,044
Oshkosh Corp.*	15,991	341,888
Precision Castparts Corp.	6,080	1,001,923
Timken Co.	7,097	274,725
Xylem, Inc.	5,143	132,124
		4,603,348
INFORMATION TECHNOLOGY (6.8%)
Amdocs Ltd.*	7,562	215,744
Coherent, Inc.*	10,170	531,586
Harris Corp.	7,076	255,019
Informatica Corp.*	5,140	189,820
NCR Corp.*	24,712	406,760
Tech Data Corp.*	11,900	587,979
Teradata Corp.*	9,866	478,600
Tibco Software, Inc.*	19,740	471,983
Xerox Corp.	38,042	302,814
		3,440,305
MATERIALS (7.1%)
Agnico-Eagle Mines Ltd.	7,619	276,722
Crown Hldgs., Inc.*	43,896	1,474,023
Cytec Industries, Inc.	13,998	625,011
Eastman Chemical Co.	15,226	594,728
Steel Dynamics, Inc.	14,364	188,887
Walter Energy, Inc.	7,270	440,271
		3,599,642
TELECOMMUNICATION SERVICES (1.9%)
CenturyLink, Inc.	14,595	542,934
Windstream Corp.	36,802	432,055
		974,989
UTILITIES (12.9%)
Ameren Corp.	22,774	754,503
Atmos Energy Corp.	18,857	628,881
Edison International	19,188	794,383
Entergy Corp.	6,518	476,140
FirstEnergy Corp.	20,317	900,043
GenOn Energy, Inc.*	134,913	352,123
Great Plains Energy, Inc.	28,570	622,255
Integrys Energy Group, Inc.	11,119	602,427
ITC Hldgs. Corp.	10,037	761,608
NV Energy, Inc.	41,978	686,340
		6,578,703
TOTAL COMMON STOCKS (Cost: $45,584,786) 94.4%		48,095,505

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.9%)
FHLB	A-1+	0.01	02/29/12	1,000,000	999,992
FHLB	A-1+	0.02	03/23/12	500,000	499,976
					1,499,968
COMMERCIAL PAPER (2.0%)
New Jersey Natural Gas	A-1	0.04	01/12/12	1,000,000	999,987
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,499,947) 4.9%					2,499,955

TOTAL INVESTMENTS (Cost: $48,084,733) 99.3%					50,595,460

OTHER NET ASSETS 0.7%					373,084

NET ASSETS 100.0%					$50,968,544

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.8%)
99 Cents Only Stores*	22,549	494,951
Aaron’s, Inc.	35,166	938,229
Advance Auto Parts, Inc.	34,423	2,396,874
Aeropostale, Inc.*	39,268	598,837
AMC Networks, Inc. Cl A*	27,041	1,016,201
American Eagle Outfitters, Inc.	91,669	1,401,619
American Greetings Corp. Cl A	18,535	231,873
ANN, Inc.*	24,235	600,543
Ascena Retail Group, Inc.*	31,138	925,421
Bally Technologies, Inc.*	20,750	820,870
Barnes & Noble, Inc.*	18,752	271,529
Bob Evans Farms, Inc.	13,738	460,773
Brinker International, Inc.	37,905	1,014,338
Cheesecake Factory, Inc.*	25,835	758,257
Chico’s FAS, Inc.	82,498	919,028
Collective Brands, Inc.*	28,190	405,090
Deckers Outdoor Corp.*	20,365	1,538,983
Dick’s Sporting Goods, Inc.	45,681	1,684,715
DreamWorks Animation SKG Cl A*	34,306	569,308
Foot Locker, Inc.	72,502	1,728,448
Fossil, Inc.*	24,928	1,978,286
Gentex Corp.	68,996	2,041,592
Guess?, Inc.	30,214	900,981
Hanesbrands, Inc.*	45,847	1,002,215
HSN, Inc.	18,346	665,226
International Speedway Corp. Cl A	13,642	345,825
ITT Educational Svcs., Inc.*	9,683	550,866
KB Home	34,274	230,321
Lamar Advertising Co. Cl A*	26,859	738,623
Life Time Fitness, Inc.*	18,625	870,719
LKQ Corp.*	69,018	2,076,061
Matthews International Corp. Cl A	13,496	424,179
MDC Hldgs., Inc.	17,902	315,612
Meredith Corp.	17,544	572,812
Mohawk Industries, Inc.*	26,598	1,591,890
New York Times Co. Cl A*	57,557	444,916
NVR, Inc.*	2,349	1,611,414
Office Depot, Inc.*	136,316	293,079
Panera Bread Co. Cl A*	14,059	1,988,646
PetSmart, Inc.	51,883	2,661,079
Polaris Industries, Inc.	33,271	1,862,511
PVH Corp.	31,694	2,234,110
RadioShack Corp.	50,295	488,364
Regis Corp.	26,759	442,861
Rent-A-Center, Inc.	27,682	1,024,234
Saks, Inc.*	71,475	696,881
Scholastic Corp.	11,036	330,749
Scientific Games Corp. Cl A*	29,406	285,238
Service Corp. International	109,164	1,162,597
Signet Jewelers Ltd.	39,712	1,745,740
Sotheby’s	32,748	934,300
Strayer Education, Inc.	5,564	540,765
The Warnaco Group, Inc.*	19,269	964,221

	Shares	Value
The Wendy’s Co.	139,816	749,414
Thor Industries, Inc.	20,467	561,410
Toll Brothers, Inc.*	69,886	1,427,072
Tractor Supply Co.	34,265	2,403,690
Tupperware Brands Corp.	27,572	1,543,205
Under Armour, Inc. Cl A*	17,582	1,262,212
Valassis Communications, Inc.*	21,243	408,503
Wiley (John) & Sons, Inc. Cl A	22,466	997,490
Williams-Sonoma, Inc.	49,673	1,912,411
WMS Industries, Inc.*	26,641	546,673
		64,604,880
CONSUMER STAPLES (4.2%)
Church & Dwight Co., Inc.	67,416	3,084,956
Corn Products Int’l., Inc.	36,619	1,925,793
Energizer Hldgs., Inc.*	30,965	2,399,168
Flowers Foods, Inc.	54,180	1,028,336
Green Mountain Coffee Roasters, Inc.*	67,351	3,020,692
Hansen Natural Corp.*	35,627	3,282,672
Lancaster Colony Corp.	9,159	635,085
Ralcorp Hldgs., Inc.*	25,604	2,189,142
Ruddick Corp.	22,324	951,895
Smithfield Foods, Inc.*	76,311	1,852,831
Tootsie Roll Industries, Inc.	11,728	277,602
Universal Corp.	10,887	500,367
		21,148,539
ENERGY (7.1%)
Arch Coal, Inc.	101,082	1,466,700
Atwood Oceanics, Inc.*	27,318	1,086,983
Bill Barrett Corp.*	23,107	787,255
CARBO Ceramics, Inc.	10,444	1,288,059
Cimarex Energy Co.	42,515	2,631,679
Comstock Resources, Inc.*	23,984	366,955
Dresser-Rand Group, Inc.*	37,479	1,870,577
Dril-Quip, Inc.*	16,997	1,118,743
Energen Corp.	34,178	1,708,900
Exterran Hldgs., Inc.*	32,493	295,686
Forest Oil Corp.*	57,836	783,678
Helix Energy Solutions Group*	50,858	803,556
HollyFrontier Corp.	94,992	2,222,813
Northern Oil and Gas, Inc.*	31,564	756,905
Oceaneering Int’l., Inc.	50,726	2,339,990
Oil States International, Inc.*	24,481	1,869,614
Patriot Coal Corp.*	44,109	373,603
Patterson-UTI Energy, Inc.	76,424	1,526,952
Plains Exploration & Production Co.*	70,352	2,583,325
Quicksilver Resources, Inc.*	61,339	411,585
SM Energy Co.	31,128	2,275,457
Southern Union Co.	59,149	2,490,764
Superior Energy Services, Inc.*	38,231	1,087,290
Tidewater, Inc.	25,751	1,269,524
Unit Corp.*	20,121	933,614
World Fuel Services Corp.	33,287	1,397,388
		35,747,595
FINANCIALS (19.9%)
Affiliated Managers Group, Inc.*	25,239	2,421,682
Alexandria Real Estate Equities, Inc.	28,896	1,992,957

	Shares	Value
American Campus Communities, Inc.	32,299	1,355,266
American Financial Group, Inc.	35,971	1,326,970
Apollo Investment Corp.	97,207	626,013
Aspen Insurance Hldgs. Ltd.	33,389	884,809
Associated Banc-Corp.	80,838	902,960
Astoria Financial Corp.	38,081	323,308
BancorpSouth, Inc.	33,645	370,768
Bank of Hawaii Corp.	21,645	962,986
Berkley (W.R.) Corp.	51,916	1,785,391
BRE Properties, Inc.	34,144	1,723,589
Brown & Brown, Inc.	55,308	1,251,620
Camden Property Trust	32,571	2,027,219
Cathay General Bancorp	35,647	532,210
City National Corp.	22,217	981,547
Commerce Bancshares, Inc.	36,881	1,405,904
Corporate Office Pptys. Trust	33,290	707,745
Cousins Properties, Inc.	1	6
Cullen/Frost Bankers, Inc.	28,631	1,514,866
Duke Realty Corp.	117,381	1,414,441
East West Bancorp, Inc.	68,690	1,356,628
Eaton Vance Corp.	55,070	1,301,855
Equity One, Inc.	27,887	473,521
Essex Property Trust, Inc.	15,558	2,186,055
Everest Re Group Ltd.	25,802	2,169,690
Federal Realty Investment Trust	29,749	2,699,722
Fidelity Nat’l. Financial, Inc. Cl A	103,018	1,641,077
First American Financial Corp.	50,493	639,746
First Niagara Financial Group, Inc.	168,160	1,451,221
FirstMerit Corp.	49,200	744,396
Fulton Financial Corp.	92,164	904,129
Gallagher (Arthur J.) & Co.	53,732	1,796,798
Greenhill & Co., Inc.	14,473	526,383
Hancock Hldg. Co.	39,405	1,259,778
Hanover Insurance Group, Inc.	21,324	745,274
HCC Insurance Hldgs., Inc.	54,362	1,494,955
Highwoods Properties, Inc.	33,331	988,931
Home Properties, Inc.	21,796	1,254,796
Hospitality Properties Trust	56,853	1,306,482
International Bancshares Corp.	24,192	443,560
Janus Capital Group, Inc.	92,819	585,688
Jefferies Group, Inc.	68,111	936,526
Jones Lang LaSalle, Inc.	20,065	1,229,182
Kemper Corp.	23,592	689,122
Liberty Property Trust	53,565	1,654,087
Mack-Cali Realty Corp.	40,647	1,084,868
Mercury General Corp.	17,142	782,018
MSCI, Inc. Cl A*	57,166	1,882,476
National Retail Pptys., Inc.	47,531	1,253,868
New York Community Bancorp, Inc.	205,348	2,540,155
Old Republic Int’l. Corp.	119,260	1,105,540
OMEGA Healthcare Investors, Inc.	46,584	901,400
Potlatch Corp.	18,968	590,094
Prosperity Bancshares, Inc.	22,000	904,200
Protective Life Corp.	39,024	880,381
Raymond James Financial, Inc.	48,213	1,492,674
Rayonier, Inc.	56,547	2,523,693

	Shares	Value
Realty Income Corp.	61,792	2,160,248
Regency Centers Corp.	42,276	1,590,423
Reinsurance Grp. of America, Inc.	33,902	1,771,380
SEI Investments Co.	67,127	1,164,653
Senior Housing Pptys. Trust	74,618	1,674,428
Signature Bank*	21,359	1,281,326
SL Green Realty Corp	40,200	2,678,928
StanCorp Financial Group, Inc.	20,819	765,098
SVB Financial Group*	20,473	976,357
Synovus Financial Corp.	345,788	487,561
Taubman Centers, Inc.	27,147	1,685,829
TCF Financial Corp.	75,561	779,790
The Macerich Co.	61,970	3,135,682
Transatlantic Hldgs., Inc.	27,286	1,493,363
Trustmark Corp.	29,412	714,417
UDR, Inc.	98,057	2,461,231
Valley National Bancorp	79,653	985,308
Waddell & Reed Financial, Inc. Cl A	41,657	1,031,844
Washington Federal, Inc.	50,717	709,531
Webster Financial Corp.	32,872	670,260
Weingarten Realty Investors	54,698	1,193,510
Westamerica Bancorporation	13,315	584,529
		100,928,922
HEALTH CARE (9.8%)
Allscripts Healthcare Solutions, Inc.*	90,488	1,713,843
AMERIGROUP Corp.*	22,169	1,309,745
Bio-Rad Laboratories, Inc. Cl A*	9,138	877,614
Catalyst Health Solutions, Inc.*	24,733	1,286,116
Charles River Laboratories Int’l., Inc.*	23,530	643,075
Community Health Systems, Inc.*	43,413	757,557
Cooper Companies, Inc.	21,454	1,512,936
Covance, Inc.*	28,359	1,296,573
Endo Pharmaceuticals Hldgs., Inc.*	56,888	1,964,343
Gen-Probe, Inc.*	22,257	1,315,834
Health Management Associates, Inc. Cl A*	116,919	861,693
Health Net, Inc.*	39,004	1,186,502
Hill-Rom Hldgs., Inc.	29,221	984,455
HMS Hldgs. Corp.*	39,950	1,277,601
Hologic, Inc.*	125,443	2,196,507
IDEXX Laboratories, Inc.*	26,704	2,055,140
LifePoint Hospitals, Inc.*	22,492	835,578
Lincare Hldgs., Inc.	40,892	1,051,333
Masimo Corp.*	29,285	547,190
Medicis Pharmaceutical Corp. Cl A	29,490	980,543
Mednax, Inc.*	22,664	1,632,035
Mettler-Toledo Int’l., Inc.*	15,398	2,274,439
Omnicare, Inc.	52,440	1,806,558
Owens & Minor, Inc.	29,782	827,642
Regeneron Pharmaceuticals, Inc.*	35,574	1,971,867
ResMed, Inc.*	68,007	1,727,378
Schein (Henry), Inc.*	42,521	2,739,628
Steris Corp.	27,688	825,656
Techne Corp.	17,490	1,193,867
Teleflex, Inc.	19,003	1,164,694
Thoratec Corp.*	28,408	953,372
United Therapeutics Corp.*	24,016	1,134,756

	Shares	Value
Universal Health Svcs., Inc. Cl B	43,666	1,696,861
VCA Antech, Inc.*	40,352	796,952
Vertex Pharmaceuticals, Inc.*	85,530	2,840,451
WellCare Health Plans, Inc.*	20,562	1,079,505
		49,319,839
INDUSTRIALS (16.4%)
Acuity Brands, Inc.	19,827	1,050,831
AECOM Technology Corp.*	55,678	1,145,296
AGCO Corp.*	48,383	2,079,018
Alaska Air Group, Inc.*	15,767	1,183,944
Alexander & Baldwin, Inc.	20,131	821,747
Alliant TechSystems, Inc.	15,399	880,207
AMETEK, Inc.	76,272	3,211,051
BE Aerospace, Inc.*	48,769	1,887,848
Carlisle Cos., Inc.	28,935	1,281,821
Clarcor, Inc.	23,633	1,181,414
Clean Harbors, Inc.*	21,746	1,385,873
Con-way, Inc.	26,227	764,779
Copart, Inc.*	25,071	1,200,650
Corporate Executive Board Co.	15,681	597,446
Corrections Corp. of America*	47,915	976,029
Crane Co.	23,227	1,084,933
Deluxe Corp.	23,275	529,739
Donaldson Co., Inc.	35,679	2,429,026
Esterline Technologies Corp.*	14,229	796,397
Exelis, Inc.	89,571	810,618
Fortune Brands Home & Security, Inc.*	75,613	1,287,689
FTI Consulting, Inc.*	19,695	835,462
Gardner Denver, Inc.	24,976	1,924,651
GATX Corp.	21,789	951,308
General Cable Corp.*	24,622	615,796
Graco, Inc.	29,588	1,209,853
Granite Construction, Inc.	16,513	391,688
Harsco Corp.	37,059	762,674
HNI Corp.	20,622	538,234
Hubbell, Inc. Cl B	27,859	1,862,653
Hunt (J.B.) Transport Svcs., Inc.	41,629	1,876,219
Huntington Ingalls Industries, Inc.*	22,549	705,333
IDEX Corp.	39,860	1,479,205
ITT Corp.	44,432	858,871
JetBlue Airways Corp*	87,886	457,007
Kansas City Southern*	52,662	3,581,545
KBR, Inc.	71,670	1,997,443
Kennametal, Inc.	37,484	1,368,916
Kirby Corp.*	26,234	1,727,247
Korn/Ferry International*	22,706	387,364
Landstar System, Inc.	22,135	1,060,709
Lennox International, Inc.	25,154	848,948
Lincoln Electric Hldgs., Inc.	39,067	1,528,301
Manpower, Inc.	38,878	1,389,889
Miller (Herman), Inc.	26,287	484,995
Mine Safety Appliances Co.	14,325	474,444
MSC Industrial Direct Co., Inc. Cl A	21,510	1,539,041
Nordson Corp.	31,804	1,309,689
Oshkosh Corp.*	40,148	858,364
Pentair, Inc.	50,393	1,677,583

	Shares	Value
Regal-Beloit Corp.	20,232	1,031,225
Rollins, Inc.	29,962	665,756
Shaw Group, Inc.*	31,264	841,002
SPX Corp.	25,352	1,527,965
Terex Corp.*	56,386	761,775
The Brink’s Co.	21,240	570,931
Thomas & Betts Corp.*	24,309	1,327,271
Timken Co.	40,306	1,560,245
Towers Watson & Co. Cl A	25,914	1,553,026
Trinity Industries, Inc.	36,796	1,106,088
Triumph Group, Inc.	19,969	1,167,188
United Rentals, Inc.*	29,073	859,107
URS Corp.*	36,877	1,295,120
UTI Worldwide, Inc.	48,667	646,784
Valmont Industries, Inc.	10,631	965,188
Wabtec Corp.	22,753	1,591,572
Waste Connections, Inc.	52,980	1,755,757
Watsco, Inc.	13,400	879,844
Werner Enterprises, Inc.	20,846	502,389
Woodward, Inc.	28,337	1,159,833
		83,057,854
INFORMATION TECHNOLOGY (15.1%)
ACI Worldwide, Inc.*	15,904	455,491
Acxiom Corp.*	36,678	447,838
Adtran, Inc.	30,185	910,380
Advent Software, Inc.*	15,404	375,241
Alliance Data Systems Corp.*	23,522	2,442,524
ANSYS, Inc.*	43,408	2,486,410
AOL, Inc.*	46,167	697,122
Arrow Electronics, Inc.*	52,691	1,971,170
Atmel Corp.*	221,357	1,792,992
Avnet, Inc.*	71,063	2,209,349
Broadridge Financial Solutions, Inc.	59,777	1,347,971
Cadence Design Systems, Inc.*	128,624	1,337,690
Ciena Corp.*	47,340	572,814
Concur Technologies, Inc.*	22,151	1,125,049
Convergys Corp.*	55,439	707,956
CoreLogic, Inc.*	51,284	663,102
Cree, Inc.*	55,325	1,219,363
Cypress Semiconductor Corp.*	73,769	1,245,958
Diebold, Inc.	30,929	930,035
DST Systems, Inc.	16,027	729,549
Equinix, Inc.*	23,262	2,358,767
FactSet Research Systems, Inc.	21,733	1,896,856
Fair Isaac Corp.	16,635	596,198
Fairchild Semiconductor Int’l., Inc.*	59,422	715,441
Gartner, Inc.*	45,395	1,578,384
Global Payments, Inc.	36,965	1,751,402
Henry (Jack) & Associates, Inc.	40,219	1,351,761
Informatica Corp.*	50,193	1,853,627
Ingram Micro, Inc. Cl A*	72,671	1,321,885
Integrated Device Technology, Inc.*	66,938	365,481
International Rectifier Corp.*	33,025	641,346
Intersil Corp. Cl A	59,866	625,001
Itron, Inc.*	19,414	694,439
Lam Research Corp.*	63,078	2,335,148

	Shares	Value
Lender Processing Svcs., Inc.	40,368	608,346
ManTech International Corp. Cl A	11,027	344,483
MEMC Electronic Materials, Inc.*	108,874	428,964
Mentor Graphics Corp.*	43,532	590,294
Micros Systems, Inc.*	38,585	1,797,289
Monster Worldwide, Inc.*	60,719	481,502
National Instruments Corp.	44,269	1,148,781
NCR Corp.*	74,218	1,221,628
NeuStar, Inc. Cl A*	31,281	1,068,872
Parametric Technology Corp.*	53,308	973,404
Plantronics, Inc.	20,522	731,404
Polycom, Inc.*	85,677	1,396,535
QLogic Corp.*	47,187	707,805
Quest Software, Inc.*	26,696	496,546
Rackspace Hosting, Inc.*	48,704	2,094,759
RF Micro Devices, Inc.*	131,161	708,269
Riverbed Technology, Inc.*	77,871	1,829,969
Rovi Corp.*	55,135	1,355,218
Semtech Corp.*	30,821	764,977
Silicon Laboratories, Inc.*	19,507	846,994
Skyworks Solutions, Inc.*	86,609	1,404,798
Solera Hldgs., Inc.	33,912	1,510,440
Synopsys, Inc.*	67,926	1,847,587
Tech Data Corp.*	19,717	974,217
Tellabs, Inc.	175,022	707,089
Tibco Software, Inc.*	78,777	1,883,558
Trimble Navigation Ltd.*	59,696	2,590,806
ValueClick, Inc.*	38,295	623,826
VeriFone Systems, Inc.*	57,100	2,028,192
Vishay Intertechnology, Inc.*	77,057	692,742
Zebra Technologies Corp. Cl A*	24,199	865,840
		76,478,874
MATERIALS (6.6%)
Albemarle Corp.	42,740	2,201,537
AptarGroup, Inc.	30,885	1,611,270
Ashland, Inc.	35,528	2,030,780
Cabot Corp.	30,408	977,313
Carpenter Technology Corp.	19,919	1,025,430
Commercial Metals Co.	54,680	756,224
Compass Minerals Int’l., Inc.	15,420	1,061,667
Cytec Industries, Inc.	23,501	1,049,320
Domtar Corp.	16,314	1,304,467
Greif, Inc. Cl A	14,701	669,631
Intrepid Potash, Inc.*	24,357	551,199
Louisiana-Pacific Corp.*	61,180	493,723
Martin Marietta Materials, Inc.	21,635	1,631,495
Minerals Technologies, Inc.	8,222	464,790
NewMarket Corp.	4,936	977,871
Olin Corp.	38,224	751,102
Packaging Corp. of America	45,670	1,152,711
Reliance Steel & Aluminum Co.	34,703	1,689,689
Rock-Tenn Co. Cl A	32,479	1,874,038
RPM International, Inc.	61,776	1,516,601
Scotts Miracle-Gro Co. Cl A	20,982	979,650
Sensient Technologies Corp.	22,828	865,181
Silgan Hldgs., Inc.	23,283	899,655

	Shares	Value
Sonoco Products Co.	46,549	1,534,255
Steel Dynamics, Inc.	102,901	1,353,148
Temple-Inland, Inc.	52,168	1,654,247
Valspar Corp.	44,207	1,722,747
Worthington Industries, Inc.	25,499	417,674
		33,217,415
TELECOMMUNICATION SERVICES (0.5%)
Telephone & Data Systems, Inc.	43,797	1,133,904
tw telecom inc*	70,662	1,369,430
		2,503,334
UTILITIES (5.8%)
Alliant Energy Corp.	52,510	2,316,216
Aqua America, Inc.	65,349	1,440,945
Atmos Energy Corp.	42,046	1,402,234
Black Hills Corp.	18,494	621,029
Cleco Corp.	28,529	1,086,955
Great Plains Energy, Inc.	64,430	1,403,285
Hawaiian Electric Industries, Inc.	46,186	1,223,005
Idacorp, Inc.	23,439	994,048
MDU Resources Group	89,731	1,925,627
National Fuel Gas Co.	40,267	2,238,040
NSTAR	48,517	2,278,358
NV Energy, Inc.	110,976	1,814,458
OGE Energy Corp.	45,767	2,595,447
PNM Resources, Inc.	38,001	692,758
Questar Corp.	84,504	1,678,249
UGI Corp.	53,960	1,586,424
Vectren Corp.	38,731	1,170,838
Westar Energy, Inc.	55,443	1,595,650
WGL Hldgs., Inc.	24,004	1,061,457
		29,125,023
TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $457,610,932) 98.2%		496,132,275

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (1)	A-1+	0.01	02/09/12	1,500,000	1,499,992
U.S. GOVERNMENT AGENCIES (0.8%)
FHLMC	A-1+	0.02	03/26/12	2,116,000	2,115,897
FNMA	A-1+	0.02	04/02/12	2,000,000	1,999,896
					4,115,793
COMMERCIAL PAPER (0.6%)
Danaher Corp.†	A-1	0.02	01/03/12	3,000,000	2,999,995
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,615,782) 1.7%					8,615,780

TEMPORARY CASH INVESTMENTS (2) (Cost: $95,900) 0.0% (3)					95,900

TOTAL INVESTMENTS (Cost: $466,322,614) 99.9%					504,843,955

OTHER NET ASSETS 0.1%					479,469

NET ASSETS 100.0%					$505,323,424

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
FINANCIALS (99.0%)
iShares MSCI EAFE Growth Index Fund	110,300	5,736,703
iShares MSCI EAFE Index Fund	151,300	7,493,889
iShares MSCI EAFE Value Index Fund	134,500	5,743,150
Vanguard MSCI EAFE ETF	1,090,000	33,386,700
Vanguard MSCI Europe ETF	246,700	10,220,781
Vanguard MSCI Pacific ETF	116,200	5,529,958
		68,111,181
TOTAL COMMON STOCKS (Cost: $74,170,666) 99.0%		68,111,181

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.5%)
FHLB	A-1+	0.01	02/29/12	1,000,000	999,981
COMMERCIAL PAPER (2.6%)
General Electric Capital Corp.	A-1+	0.05	02/13/12	1,500,000	1,499,909
Washington Gas Light Co.	A-1	0.10	01/06/12	300,000	299,995
					1,799,904
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,799,887) 4.1%					2,799,885

TOTAL INVESTMENTS (Cost: $76,970,553) 103.1%					70,911,066

OTHER NET ASSETS -3.1%					(2,149,789)

NET ASSETS 100.0%					$68,761,277

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.7%)
Abercrombie & Fitch Co. Cl A	6,130	299,389
Amazon.com, Inc.*	6,415	1,110,437
BorgWarner, Inc.*	3,653	232,842
Darden Restaurants, Inc.	9,505	433,238
Discovery Communications, Inc. Cl A*	8,599	352,301
Disney (Walt) Co.	25,533	957,488
Ford Motor Co.*	47,968	516,136
Johnson Controls, Inc.	9,312	291,093
Macy’s, Inc.	17,626	567,205
Starbucks Corp.	37,714	1,735,221
Target Corp.	7,079	362,586
Time Warner Cable, Inc.	9,549	607,030
Time Warner, Inc.	16,076	580,987
Urban Outfitters, Inc.*	11,508	317,160
Viacom, Inc. Cl B	18,234	828,006
		9,191,119
CONSUMER STAPLES (6.6%)
Dr. Pepper Snapple Group, Inc.	20,556	811,551
Estee Lauder Cos., Inc. Cl A	5,678	637,753
J.M. Smucker Co.	10,333	807,731
Kraft Foods, Inc. Cl A	9,130	341,097
Lorillard, Inc.	5,479	624,606
PepsiCo, Inc.	17,531	1,163,182
Philip Morris Int’l., Inc.	20,441	1,604,210
Proctor & Gamble Co.	28,418	1,895,765
Tyson Foods, Inc. Cl A	43,674	901,431
Wal-Mart Stores, Inc.	31,370	1,874,671
		10,661,997
ENERGY (7.8%)
Apache Corp.	8,426	763,227
Chevron Corp.	11,238	1,195,723
ConocoPhillips	23,783	1,733,067
Exxon Mobil Corp.	45,484	3,855,224
Halliburton Co.	28,019	966,936
Hess Corp.	8,150	462,920
National Oilwell Varco, Inc.	12,603	856,878
Noble Energy, Inc.	10,789	1,018,374
Occidental Petroleum Corp.	13,269	1,243,305
Range Resources Corp.	7,078	438,411
		12,534,065
FINANCIALS (7.5%)
Aon Corp.	8,206	384,041
Bank of America Corp.	93,887	522,012
BB&T Corp.	25,940	652,910
Berkshire Hathaway, Inc. Cl B*	15,664	1,195,163
Capital One Financial Corp.	25,468	1,077,042
Citigroup, Inc.	24,722	650,436
Franklin Resources, Inc.	3,272	314,308
Goldman Sachs Group, Inc.	8,762	792,348
JPMorgan Chase & Co.	56,291	1,871,676
MetLife, Inc.	25,576	797,460
PNC Financial Svcs. Grp., Inc.	11,413	658,188
Simon Property Group, Inc.	9,118	1,175,675
Wells Fargo & Co.	69,531	1,916,274
		12,007,533
HEALTH CARE (6.5%)
Abbott Laboratories	13,049	733,745

Celgene Corp.*	11,824	799,302
Express Scripts, Inc.*	7,221	322,706
Forest Laboratories, Inc.*	28,510	862,713
Gilead Sciences, Inc.*	28,547	1,168,429
McKesson Corp.	9,738	758,688
Merck & Co., Inc.	39,168	1,476,634
Mylan, Inc.*	38,191	819,579
Pfizer, Inc.	88,677	1,918,970
St. Jude Medical, Inc.	9,624	330,103
UnitedHealth Group, Inc.	17,636	893,792
WellPoint, Inc.	5,721	379,016
		10,463,677
INDUSTRIALS (6.4%)
Boeing Co.	18,817	1,380,227
Caterpillar, Inc.	13,700	1,241,220
Cummins, Inc.	9,556	841,119
Expeditors Int’l. of Wash.	17,554	719,012
FedEx Corp.	9,571	799,274
General Electric Co.	110,675	1,982,189
Precision Castparts Corp.	7,503	1,236,419
Robert Half Int’l., Inc.	18,247	519,310
Roper Industries, Inc.	9,895	859,579
Union Pacific Corp.	6,694	709,162
		10,287,511
INFORMATION TECHNOLOGY (10.5%)
Altera Corp.	7,187	266,638
Apple, Inc.*	10,220	4,139,098
Automatic Data Processing, Inc.	11,422	616,902
Cisco Systems, Inc.	25,505	461,130
EMC Corp.*	28,239	608,268
Google, Inc. Cl A*	2,552	1,648,337
Harris Corp.	4,066	146,539
Int’l. Business Machines Corp.	11,258	2,070,121
Intel Corp.	33,893	821,905
KLA-Tencor Corp.	13,095	631,834
Microsoft Corp.	58,119	1,508,769
NetApp, Inc.*	3,702	134,272
Nortel Networks Corp.*	6,040	100
Oracle Corp.	37,839	970,570
QUALCOMM, Inc.	20,694	1,131,962
Salesforce.com, inc.*	8,036	815,333
Texas Instruments, Inc.	23,756	691,537
Yahoo!, Inc.*	19,883	320,713
		16,984,028
MATERIALS (2.2%)
Ball Corp.	15,144	540,792
Dow Chemical Co.	20,378	586,071
Eastman Chemical Co.	21,958	857,679
FMC Corp.	8,725	750,699
Freeport-McMoRan Copper & Gold, Inc.	20,787	764,754
		3,499,995
TELECOMMUNICATION SERVICES (1.9%)
American Tower Corp. Cl A*	19,306	1,158,553
CenturyLink, Inc.	17,770	661,044
Sprint Nextel Corp.*	167,875	392,828
Verizon Communications, Inc.	21,491	862,219
		3,074,644
UTILITIES (1.9%)
Dominion Resources, Inc.	17,411	924,176
Edison International	10,069	416,857
Entergy Corp.	2,723	198,915

PPL Corp.	11,172	328,680
Public Svc. Enterprise Group, Inc.	19,623	647,755
Sempra Energy	9,159	503,745
		3,020,128
TOTAL COMMON STOCKS (Cost: $83,091,424) 57.0%		91,724,697

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (5.8%)
U.S. Treasury Strip	AA+	0.00	08/15/21	300,000	247,485
U.S. Treasury Strip	AA+	0.00	11/15/21	11,050,000	9,021,602
					9,269,087
U.S. GOVERNMENT AGENCIES (13.9%)
MORTGAGE-BACKED OBLIGATIONS (13.9%)
FHARM	AA+	4.64	09/01/39	218,374	232,621
FHARM	AA+	5.22	04/01/37	219,567	233,885
FHARM	AA+	5.24	02/01/36	156,872	167,057
FHARM	AA+	5.43	05/01/37	215,280	231,681
FHARM	AA+	5.77	03/01/37	115,126	124,664
FHLMC	AA+	4.00	02/01/25	245,592	257,827
FHLMC	AA+	4.00	07/01/41	397,802	417,827
FHLMC	AA+	4.50	08/01/34	230,258	244,778
FHLMC	AA+	4.50	08/15/35	215,348	234,211
FHLMC	AA+	5.00	02/01/26	111,675	120,732
FHLMC	AA+	5.50	01/15/32	190,000	201,010
FHLMC	AA+	5.50	07/01/32	224,322	244,568
FHLMC	AA+	6.00	03/15/32	172,474	192,416
FNMA	AA+	3.50	01/01/32	500,000	518,108
FNMA	AA+	4.00	05/01/19	119,390	126,997
FNMA	AA+	4.00	10/01/30	508,272	540,104
FNMA	AA+	4.00	05/01/35	317,874	336,060
FNMA	AA+	4.00	11/01/40	416,425	437,843
FNMA	AA+	4.00	05/01/41	366,402	393,477
FNMA	AA+	4.50	05/01/18	161,662	173,100
FNMA	AA+	4.50	05/01/30	340,232	365,063
FNMA	AA+	4.50	04/01/31	319,436	342,836
FNMA	AA+	4.50	08/01/33	225,734	240,896
FNMA	AA+	4.50	09/01/33	410,205	437,757
FNMA	AA+	4.50	06/01/34	268,206	286,137
FNMA	AA+	4.50	08/01/35	354,937	378,445
FNMA	AA+	4.50	12/01/35	285,485	304,392
FNMA	AA+	4.50	05/01/39	361,415	384,899
FNMA	AA+	4.50	05/01/39	283,082	301,477
FNMA	AA+	4.50	05/01/40	378,033	412,245
FNMA	AA+	5.00	04/01/18	327,626	353,866
FNMA	AA+	5.00	06/01/33	386,622	418,109
FNMA	AA+	5.00	10/01/33	284,304	307,458
FNMA	AA+	5.00	11/01/33	787,539	851,678
FNMA	AA+	5.00	11/01/33	253,920	274,600
FNMA	AA+	5.00	03/01/34	123,661	133,732
FNMA	AA+	5.00	04/01/34	143,988	155,714
FNMA	AA+	5.00	09/01/35	190,987	206,481
FNMA	AA+	5.00	11/25/35	300,000	335,750
FNMA	AA+	5.00	05/01/39	364,690	404,233
FNMA	AA+	5.50	04/01/17	21,443	23,308
FNMA	AA+	5.50	05/01/17	11,123	12,090
FNMA	AA+	5.50	06/01/17	5,141	5,588
FNMA	AA+	5.50	07/01/33	277,397	303,240
FNMA	AA+	5.50	03/01/34	99,542	108,815

FNMA	AA+	5.50	05/01/34	733,995	801,915
FNMA	AA+	5.50	07/01/34	169,255	184,916
FNMA	AA+	5.50	09/01/34	331,158	362,009
FNMA	AA+	5.50	09/01/34	194,569	212,573
FNMA	AA+	5.50	10/01/34	132,077	144,299
FNMA	AA+	5.50	02/01/35	215,211	235,126
FNMA	AA+	5.50	02/01/35	166,424	181,720
FNMA	AA+	5.50	08/01/35	99,174	108,289
FNMA	AA+	5.50	07/01/36	255,790	279,459
FNMA	AA+	5.50	08/01/37	102,654	111,865
FNMA	AA+	5.50	11/01/38	141,776	152,591
FNMA	AA+	5.50	06/01/48	154,156	166,783
FNMA	AA+	6.00	03/01/17	9,616	10,412
FNMA	AA+	6.00	05/01/23	76,110	85,084
FNMA	AA+	6.00	03/01/32	10,457	11,657
FNMA	AA+	6.00	04/01/32	59,699	66,548
FNMA	AA+	6.00	04/01/32	26,154	29,155
FNMA	AA+	6.00	05/01/32	51,530	57,442
FNMA	AA+	6.00	04/01/33	211,387	235,638
FNMA	AA+	6.00	05/01/33	146,273	163,054
FNMA	AA+	6.00	06/01/34	117,452	130,523
FNMA	AA+	6.00	09/01/34	62,832	69,824
FNMA	AA+	6.00	10/01/34	115,916	128,816
FNMA	AA+	6.00	11/01/34	125,722	139,713
FNMA	AA+	6.00	12/01/36	206,345	227,631
FNMA	AA+	6.00	01/01/37	181,977	200,749
FNMA	AA+	6.00	04/01/37	110,944	121,661
FNMA	AA+	6.00	05/01/37	106,871	117,194
FNMA	AA+	6.00	06/01/37	180,062	197,455
FNMA	AA+	6.00	10/25/44	183,314	204,596
FNMA	AA+	6.00	02/25/47	165,208	186,785
FNMA	AA+	6.00	12/25/49	160,681	179,335
FNMA	AA+	6.50	09/01/16	11,325	12,406
FNMA	AA+	6.50	03/01/17	24,513	26,937
FNMA	AA+	6.50	05/01/17	4,704	5,169
FNMA	AA+	6.50	06/01/17	29,652	32,584
FNMA	AA+	6.50	04/01/32	33,924	38,526
FNMA	AA+	6.50	05/01/32	61,910	70,309
FNMA	AA+	6.50	05/01/32	50,907	57,813
FNMA	AA+	6.50	07/01/32	26,055	29,589
FNMA	AA+	6.50	07/01/34	114,863	129,728
FNMA	AA+	6.50	05/01/37	148,880	166,658
FNMA	AA+	6.50	09/01/37	148,748	166,510
FNMA	AA+	7.00	09/01/31	20,036	23,297
FNMA	AA+	7.00	11/01/31	22,205	25,819
FNMA	AA+	7.00	04/01/32	27,060	31,368
FNMA	AA+	7.50	06/01/31	15,209	17,812
FNMA	AA+	7.50	02/01/32	12,025	14,104
FNMA	AA+	7.50	04/01/32	23,911	28,081
FNMA	AA+	7.50	06/01/32	18,235	21,415
FNMA	AA+	8.00	03/01/31	9,094	10,684
FNMA	AA+	8.00	04/01/32	14,372	16,909
FNMA	AA+	8.00	04/01/32	2,601	3,063
GNMA (4)	AA+	3.50	09/20/33	435,211	451,712
GNMA (4)	AA+	3.50	01/20/37	460,259	477,130
GNMA (4)	AA+	4.00	08/15/41	416,730	447,711
GNMA (4)	AA+	4.50	10/15/40	383,642	418,493
GNMA (4)	AA+	5.00	04/15/39	341,798	378,979
GNMA (4)	AA+	5.00	06/20/39	226,571	259,667
GNMA (4)	AA+	5.00	11/15/39	292,339	324,140
GNMA (4)	AA+	6.50	04/15/31	6,842	7,933

GNMA (4)	AA+	6.50	10/15/31	10,337	11,984
GNMA (4)	AA+	6.50	12/15/31	8,522	9,880
GNMA (4)	AA+	6.50	05/15/32	12,071	13,994
GNMA (4)	AA+	7.00	05/15/31	7,595	8,913
GNMA (4)	AA+	7.00	09/15/31	6,575	7,717
GNMA (4)	AA+	7.00	09/15/31	2,422	2,843
GNMA (4)	AA+	7.00	05/15/32	3,567	4,184
Vendee Mortgage Trust (4)	AA+	5.25	01/15/32	366,374	406,559
					22,443,212
CORPORATE DEBT (19.1%)
CONSUMER DISCRETIONARY (2.3%)
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	250,000	273,789
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	256,128
Ethan Allen Interiors, Inc.	BB-	5.38	10/01/15	500,000	498,067
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	252,108
Home Depot, Inc.	A-	5.40	03/01/16	500,000	577,484
Hyatt Hotels Corp.	BBB	3.88	08/15/16	100,000	102,240
Marriott International, Inc.	BBB	5.63	02/15/13	500,000	521,264
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	257,697
Scholastic Corp.	BB-	5.00	04/15/13	500,000	501,250
Tupperware Brands Corp.†	BBB-	4.75	06/01/21	250,000	250,498
Whirlpool Corp.	BBB-	6.50	06/15/16	250,000	272,695
					3,763,220
CONSUMER STAPLES (0.8%)
Avon Products, Inc.	BBB+	4.20	07/15/18	150,000	150,228
Corn Products Int’l., Inc.	BBB	4.63	11/01/20	250,000	265,850
CVS Caremark Corp.	BBB+	6.13	08/15/16	250,000	291,173
Kroger Co.	BBB	4.95	01/15/15	500,000	551,889
					1,259,140
ENERGY (4.6%)
Cameron International Corp.	BBB+	4.50	06/01/21	300,000	322,047
Constellation Energy	BBB-	5.15	12/01/20	340,000	368,438
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	500,000	542,469
Enbridge, Inc.	A-	5.80	06/15/14	100,000	109,756
Kinder Morgan, Inc.	BB	5.15	03/01/15	500,000	510,000
National Oilwell Varco, Inc.	BBB+	6.13	08/15/15	250,000	255,933
Noble Corp	BBB+	7.50	03/15/19	800,000	1,016,348
Seacor Hldgs., Inc.	BB+	7.38	10/01/19	250,000	263,682
Seariver Maritime, Inc.	AAA	0.00	09/01/12	3,000,000	2,978,635
Sunoco, Inc.	BB+	4.88	10/15/14	500,000	509,898
Weatherford Int’l. Ltd.	BBB	5.50	02/15/16	500,000	549,892
					7,427,098
FINANCIALS (6.4%)
Alleghany Corp.	BBB	5.63	09/15/20	300,000	312,575
Ally Financial, Inc.	B+	0.00	12/01/12	2,500,000	2,349,995
Bank of America Corp.	A-	3.70	09/01/15	250,000	232,605
Barrick N.A. Finance LLC	A-	4.40	05/30/21	250,000	270,749
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	288,855
Block Financial LLC	BBB	5.13	10/30/14	250,000	254,998
Bunge Ltd. Finance Corp.	BBB-	5.35	04/15/14	500,000	524,427
CNA Financial Corp.	BBB-	6.50	08/15/16	250,000	270,414
Duke Realty LP	BBB-	4.63	05/15/13	250,000	255,647
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	500,000	554,769
First Horizon National Corp.	BB+	4.50	05/15/13	1,500,000	1,504,828
First Industrial LP	BB-	6.88	04/15/12	250,000	250,215
Hartford Financial Svcs.	BBB	5.50	10/15/16	250,000	259,669
HCP, Inc.	BBB	5.65	12/15/13	250,000	262,916
Health Care REIT, Inc.	BBB-	6.13	04/15/20	250,000	259,029
Markel Corp.	BBB	6.80	02/15/13	250,000	259,338
Morgan Stanley	A-	4.00	07/24/15	250,000	234,438
Old Republic Int’l. Corp.	BBB+	3.75	03/15/18	100,000	87,875

Pacific LifeCorp.†	BBB+	6.00	02/10/20	100,000	106,430
ProLogis LP	BBB-	6.63	05/15/18	150,000	162,906
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	252,511
Raymond James Financial, Inc.	BBB	4.25	04/15/16	250,000	255,405
Regency Centers LP	BBB	4.95	04/15/14	250,000	261,497
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	250,000	246,387
Ventas Realty LP/Capital Corp.	BBB	4.75	06/01/21	200,000	193,029
Zions Bancorporation	BB+	5.65	05/15/14	397,000	404,324
					10,315,831
HEALTH CARE (1.4%)
Allergan, Inc.	A+	5.75	04/01/16	250,000	289,392
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	207,514
CIGNA Corp.	BBB	2.75	11/15/16	250,000	249,452
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	556,623
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	250,000	249,120
PerkinElmer, Inc.	BBB	5.00	11/15/21	100,000	101,189
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	266,855
WellPoint, Inc.	A-	4.35	08/15/20	250,000	270,061
					2,190,206
INDUSTRIALS (1.3%)
CSX Corp.	BBB	6.25	04/01/15	250,000	285,653
Donnelley (R.R.) & Sons Co.	BB+	4.95	04/01/14	500,000	488,750
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	247,013
Masco Corp.	BBB-	5.88	07/15/12	500,000	507,421
Pentair, Inc.	BBB-	5.00	05/15/21	250,000	263,893
Pitney Bowes, Inc.	BBB+	5.25	01/15/37	250,000	254,765
					2,047,495
INFORMATION TECHNOLOGY (0.1%)
Ingram Micro, Inc.	BBB-	5.25	09/01/17	100,000	103,009

MATERIALS (1.1%)
Geon Co.	BB-	7.50	12/15/15	1,000,000	1,022,500
Teck Resources Ltd.	BBB	4.75	01/15/22	300,000	322,468
Temple-Inland, Inc.	BBB	7.88	05/01/12	228,000	232,572
Vulcan Materials Co.	BB	7.00	06/15/18	250,000	257,500
					1,835,040
TELECOMMUNICATION SERVICES (0.3%)
CenturyLink, Inc.	BB	5.00	02/15/15	500,000	505,890

UTILITIES (0.8%)
Ameren Energy Generating Co.	BBB-	6.30	04/01/20	250,000	252,175
Entergy Corp.	BBB-	5.13	09/15/20	250,000	249,149
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	256,326
Progress Energy, Inc.	A	5.25	12/15/15	500,000	572,880
					1,330,530
TOTAL LONG-TERM DEBT SECURITIES (Cost: $57,742,982) 38.8%					62,489,758

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.4%)
General Electric Capital Svcs.	A-1+	0.21	02/15/12	3,000,000	2,999,194
New Jersey Natural Gas	A-1	0.04	01/12/12	2,500,000	2,499,967
					5,499,161
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,499,161) 3.4%					5,499,161

TEMPORARY CASH INVESTMENTS (2) (Cost: $786,000) 0.5%					786,000

TOTAL INVESTMENTS (Cost: $147,119,567) 99.7%					160,499,616

OTHER NET ASSETS 0.3%					552,905

NET ASSETS 100.0%					$161,052,521

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.1%)	5,044,123	7,005,782
Equity Index Fund (20.5%)	2,308,823	4,773,302
Mid-Cap Equity Index Fund (5.3%)	854,344	1,225,814
Mid-Term Bond Fund (37.7%)	8,281,898	8,776,402
Money Market Fund (6.4%)	1,237,225	1,487,789
TOTAL INVESTMENTS (Cost: $22,939,126) 100.0%		23,269,089
OTHER NET ASSETS		—

NET ASSETS 100.0%		$23,269,089

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.2%)	3,726,746	5,176,077
Equity Index Fund (25.3%)	2,524,877	5,219,977
International Fund (3.3%)	1,123,997	673,357
Mid-Cap Equity Index Fund (14.7%)	2,108,158	3,024,787
Mid-Term Bond Fund (27.1%)	5,264,007	5,578,316
Money Market Fund (4.4%)	756,310	909,479
TOTAL INVESTMENTS (Cost: $19,420,453) 100.0%		20,581,993
OTHER NET ASSETS		—

NET ASSETS 100.0%		$20,581,993

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.4%)	16,648,247	23,122,751
Equity Index Fund (30.3%)	13,328,070	27,554,692
International Fund (6.6%)	9,962,135	5,968,056
Mid-Cap Equity Index Fund (11.6%)	7,357,824	10,557,014
Mid-Term Bond Fund (18.2%)	15,594,319	16,525,440
Money Market Fund (3.6%)	2,724,570	3,276,352
Small Cap Growth Fund (2.2%)	1,726,847	2,009,109
Small Cap Value Fund (2.1%)	1,647,697	1,924,313
TOTAL INVESTMENTS (Cost: $84,001,126) 100.0%		90,937,727
OTHER NET ASSETS		—

NET ASSETS 100.0%		$90,937,727

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.4%)	20,757,496	28,830,086
Equity Index Fund (34.7%)	19,798,744	40,932,280
International Fund (7.7%)	15,118,307	9,056,984
Mid-Cap Equity Index Fund (11.4%)	9,401,724	13,489,603
Mid-Term Bond Fund (13.3%)	15,765,904	15,647,561
Small Cap Growth Fund (4.3%)	4,392,201	5,110,128
Small Cap Value Fund (4.2%)	4,211,173	4,918,149
TOTAL INVESTMENTS (Cost: $110,069,909) 100.0%		117,984,791
OTHER NET ASSETS		—

NET ASSETS 100.0%		$117,984,791

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.8%)	16,405,751	22,785,947
Equity Index Fund (39.1%)	20,718,739	42,834,294
International Fund (7.7%)	14,062,436	8,424,440
Mid-Cap Equity Index Fund (15.5%)	11,818,241	16,956,824
Mid-Term Bond Fund (6.3%)	6,555,537	6,946,961
Small Cap Growth Fund (5.4%)	5,049,762	5,875,171
Small Cap Value Fund (5.2%)	4,850,968	5,665,353
TOTAL INVESTMENTS (Cost: $101,477,514) 100.0%		109,488,990
OTHER NET ASSETS		—

NET ASSETS 100.0%		$109,488,990

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (20.3%)	13,219,606	18,360,710
Equity Index Fund (40.3%)	17,596,174	36,378,647
International Fund (8.6%)	12,883,492	7,718,165
Mid-Cap Equity Index Fund (18.2%)	11,418,424	16,383,166
Small Cap Growth Fund (6.4%)	4,985,496	5,800,401
Small Cap Value Fund (6.2%)	4,789,587	5,593,668
TOTAL INVESTMENTS (Cost: $83,239,896) 100.0%		90,234,757
OTHER NET ASSETS		—

NET ASSETS 100.0%		$90,234,757

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (13.3%)	6,628,806	9,206,749
Equity Index Fund (40.4%)	13,474,516	27,857,457
International Fund (10.3%)	11,841,371	7,093,857
Mid-Cap Equity Index Fund (21.3%)	10,246,355	14,701,480
Small Cap Growth Fund (7.5%)	4,462,405	5,191,808
Small Cap Value Fund (7.2%)	4,281,794	5,000,625
TOTAL INVESTMENTS (Cost: $63,378,551) 100.0%		69,051,976
OTHER NET ASSETS		—

NET ASSETS 100.0%		$69,051,976

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.0%)	4,902,414	6,808,963
Equity Index Fund (35.3%)	10,620,543	21,957,102
International Fund (12.0%)	12,462,988	7,466,252
Mid-Cap Equity Index Fund (24.8%)	10,719,361	15,380,150
Small Cap Growth Fund (8.6%)	4,577,767	5,326,025
Small Cap Value Fund (8.3%)	4,395,657	5,133,605
TOTAL INVESTMENTS (Cost: $57,185,133) 100.0%		62,072,097
OTHER NET ASSETS		—

NET ASSETS 100.0%		$62,072,097

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.0%)	5,440,772	7,556,688
Equity Index Fund (35.4%)	12,946,411	26,765,643
International Fund (13.0%)	16,330,620	9,783,250
Mid-Cap Equity Index Fund (20.6%)	10,844,213	15,559,288
Small Cap Growth Fund (10.7%)	6,933,039	8,066,279
Small Cap Value Fund (10.3%)	6,670,741	7,790,631
TOTAL INVESTMENTS (Cost: $69,668,921) 100.0%		75,521,779
OTHER NET ASSETS		—

NET ASSETS 100.0%		$75,521,779

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.6%)	14,079,778	19,555,404
Equity Index Fund (26.2%)	8,357,744	17,278,950
Mid-Term Bond Fund (44.2%)	27,592,737	29,240,272
TOTAL INVESTMENTS (Cost: $62,732,827) 100.0%		66,074,626
OTHER NET ASSETS		—

NET ASSETS 100.0%		$66,074,626

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.2%)	38,253,287	53,129,989
Equity Index Fund (36.3%)	31,933,931	66,020,783
Mid-Cap Equity Index Fund (15.1%)	19,213,327	27,567,301
Mid-Term Bond Fund (19.4%)	33,316,638	35,305,942
TOTAL INVESTMENTS (Cost: $168,038,603) 100.0%		182,024,015
OTHER NET ASSETS		—

NET ASSETS 100.0%		$182,024,015

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	27,325,500	37,952,388
Equity Index Fund (46.0%)	35,250,175	72,876,846
Mid-Cap Equity Index Fund (19.9%)	21,982,548	31,540,581
Small Cap Growth Fund (5.1%)	6,875,960	7,999,871
Small Cap Value Fund (5.0%)	6,780,543	7,918,868
TOTAL INVESTMENTS (Cost: $148,783,971) 100.0%		158,288,554
OTHER NET ASSETS		—

NET ASSETS 100.0%		$158,288,554

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.8%)
U.S. Treasury Bill	A-1+	0.01	03/01/12	4,800,000	4,799,958
U.S. GOVERNMENT AGENCIES (24.2%)
FHLB	A-1+	0.01	02/03/12	245,000	244,999
FHLB	A-1+	0.01	02/08/12	200,000	199,998
FHLB	A-1+	0.01	02/17/12	1,200,000	1,199,984
FHLB	A-1+	0.01	02/22/12	250,000	249,996
FHLB	A-1+	0.01	02/29/12	9,600,000	9,599,937
FHLMC	A-1+	0.01	01/30/12	200,000	199,999
FNMA	A-1+	0.01	03/07/12	3,100,000	3,099,830
FNMA	A-1+	0.03	03/28/12	9,500,000	9,499,295
					24,294,038
COMMERCIAL PAPER (71.0%)
Becton, Dickinson & Co.	A-1	0.08	01/30/12	3,900,000	3,899,740
Chevron Corp.	A-1+	0.02	01/06/12	3,900,000	3,899,987
Coca-Cola Co.†	A-1	0.05	01/18/12	392,000	391,990
Coca-Cola Co.†	A-1	0.10	01/26/12	1,300,000	1,299,621
Coca-Cola Co.†	A-1	0.10	02/22/12	500,000	499,926
Coca-Cola Co.†	A-1	0.11	01/12/12	1,750,000	1,749,804
Danaher Corp.†	A-1	0.02	01/03/12	3,000,000	2,999,995
Dell, Inc.†	A-1	0.15	02/28/12	3,700,000	3,698,232
Disney (Walt) Co.†	A-1	0.06	02/15/12	2,000,000	1,999,847
eBay, Inc.†	A-1	0.04	01/11/12	500,000	499,994
Emerson Electric Co.†	A-1	0.06	02/17/12	2,200,000	2,199,824
Emerson Electric Co.†	A-1	0.07	02/01/12	1,700,000	1,699,894
Exxon Mobil Corp.	A-1+	0.03	01/04/12	3,900,000	3,899,987
General Electric Capital Svcs.	A-1+	0.06	02/06/12	900,000	899,945
General Electric Capital Svcs.	A-1+	0.08	02/28/12	200,000	199,974
General Electric Capital Svcs.	A-1+	0.18	01/12/12	2,800,000	2,799,997
IBM Corp.†	A-1	0.05	01/25/12	3,900,000	3,899,865
Medtronic, Inc.†	A-1+	0.08	02/09/12	2,800,000	2,798,328
Nestle Capital Corp.†	A-1+	0.07	03/01/12	500,000	499,501
Nestle Capital Corp.†	A-1+	0.07	03/05/12	3,000,000	2,996,935
NetJets, Inc.†	A-1+	0.08	01/06/12	1,000,000	999,987
New Jersey Natural Gas	A-1	0.07	01/03/12	2,000,000	1,999,988
New Jersey Natural Gas	A-1	0.07	01/10/12	2,000,000	1,999,961
PepsiCo, Inc.†	A-1	0.03	01/13/12	3,761,000	3,760,959
Private Export Funding Corp.†	A-1	0.10	02/13/12	3,500,000	3,498,387
Private Export Funding Corp.†	A-1	0.10	02/14/12	500,000	499,749
Procter & Gamble Co.†	A-1+	0.10	02/27/12	4,000,000	3,996,559
Toyota Motor Credit Corp.	A-1+	0.20	02/22/12	930,000	929,726
Toyota Motor Credit Corp.	A-1+	0.26	01/05/12	3,013,000	3,012,964
Unilever Capital Corp.†	A-1	0.06	01/06/12	4,000,000	3,999,960
Washington Gas Light Co.	A-1	0.08	01/03/12	250,000	249,998
Washington Gas Light Co.	A-1	0.08	01/06/12	3,700,000	3,699,951
					71,481,575
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $100,585,352) 100.0%					100,575,571

TEMPORARY CASH INVESTMENTS (2) (Cost: $15,600) 0.0% (3)					15,600

TOTAL INVESTMENTS (Cost: $100,600,952) 100.0%					100,591,171

OTHER NET ASSETS 0.0% (3)					52

NET ASSETS 100.0%					$100,591,223

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (44.7%)
U.S. Treasury Note	AA+	1.00	10/31/16	5,000,000	5,048,440
U.S. Treasury Note	AA+	1.25	08/31/15	9,000,000	9,239,058
U.S. Treasury Note	AA+	1.88	06/30/15	6,000,000	6,286,872
U.S. Treasury Note	AA+	1.88	10/31/17	5,000,000	5,227,735
U.S. Treasury Note	AA+	2.25	11/30/17	3,500,000	3,734,063
U.S. Treasury Note	AA+	2.38	03/31/16	3,500,000	3,748,007
U.S. Treasury Note	AA+	2.50	03/31/15	5,000,000	5,331,250
U.S. Treasury Note	AA+	2.50	06/30/17	2,000,000	2,162,968
U.S. Treasury Note	AA+	3.00	02/28/17	17,500,000	19,353,910
U.S. Treasury Note	AA+	3.13	05/15/19	3,000,000	3,363,750
U.S. Treasury Note	AA+	3.25	05/31/16	10,000,000	11,096,090
U.S. Treasury Note	AA+	3.25	07/31/16	7,000,000	7,783,671
U.S. Treasury Strip	AA+	0.00	08/15/17	15,000,000	14,091,040
U.S. Treasury Strip	AA+	0.00	11/15/17	5,000,000	4,667,460
U.S. Treasury Strip	AA+	0.00	08/15/18	55,000,000	50,315,040
					151,449,354
U.S. GOVERNMENT AGENCIES (14.0%)
MORTGAGE-BACKED OBLIGATIONS (0.2%)
FHLMC	AA+	5.00	06/15/17	467,251	470,825
FHLMC	AA+	6.00	02/01/19	13,500	15,042
FHLMC	AA+	6.50	04/01/14	22,975	24,030
FHLMC	AA+	7.00	02/01/14	9,581	10,096
FHLMC	AA+	7.50	03/15/21	10,230	11,592
FHLMC	AA+	8.00	09/01/18	1,626	1,660
FHLMC	AA+	8.50	09/01/17	2,456	2,511
FNMA	AA+	6.00	09/01/12	312	314
FNMA	AA+	6.50	08/01/13	3,635	3,804
FNMA	AA+	8.00	06/01/17	390	391
					540,265
NON-MORTGAGE-BACKED OBLIGATIONS (13.8%)
FFCB	AA+	4.95	10/10/14	12,500,000	13,975,925
FFCB	AA+	5.10	08/05/13	5,000,000	5,374,655
FHLB	AA+	1.38	05/28/14	17,000,000	17,335,014
FNMA	AA+	1.25	02/27/14	10,000,000	10,144,580
					46,830,174
CORPORATE DEBT (39.4%)
CONSUMER DISCRETIONARY (2.7%)
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	717,159
AutoZone, Inc.	BBB	6.50	01/15/14	1,000,000	1,098,543
Best Buy Co., Inc.	BBB-	6.75	07/15/13	1,000,000	1,060,298
Brinker International, Inc.	BBB-	5.75	06/01/14	1,000,000	1,054,767
Ethan Allen Interiors, Inc.	BB-	5.38	10/01/15	500,000	498,067
Home Depot, Inc.	A-	5.40	03/01/16	250,000	288,742
Hyatt Hotels Corp.†	BBB	5.75	08/15/15	200,000	214,175
Johnson Controls, Inc.	BBB+	4.88	09/15/13	250,000	264,961
Leggett & Platt, Inc.	BBB+	4.70	04/01/13	750,000	777,741
Marriott International, Inc.	BBB	5.63	02/15/13	750,000	781,896
Newell Rubbermaid, Inc.	BBB-	5.50	04/15/13	500,000	524,273
Scholastic Corp.	BB-	5.00	04/15/13	250,000	250,625
Starwood Hotels & Resorts	BB+	6.25	02/15/13	217,000	224,053
Whirlpool Corp.	BBB-	5.50	03/01/13	850,000	883,363
Whirlpool Corp.	BBB-	6.50	06/15/16	500,000	545,391
					9,184,054
CONSUMER STAPLES (2.8%)
Anheuser-Busch Cos., Inc.	A-	4.38	01/15/13	1,000,000	1,034,466
Anheuser-Busch Cos., Inc.	A-	4.70	04/15/12	100,000	101,118
Avon Products, Inc.	BBB+	4.20	07/15/18	1,800,000	1,802,731

Brown-Forman Corp.	A	5.20	04/01/12	1,000,000	1,009,917
Clorox Co.	BBB+	5.00	03/01/13	500,000	521,482
Clorox Co.	BBB+	5.00	01/15/15	300,000	324,146
CVS Caremark Corp.	BBB+	6.13	08/15/16	500,000	582,346
Dr. Pepper Snapple Group, Inc.	BBB	2.60	01/15/19	150,000	149,142
Hershey Co.	A	4.85	08/15/15	500,000	557,989
Hershey Co.	A	5.00	04/01/13	500,000	525,243
Kraft Foods, Inc.	BBB-	5.25	10/01/13	500,000	533,346
Kroger Co.	BBB	4.95	01/15/15	500,000	551,889
Safeway, Inc.	BBB	3.95	08/15/20	1,000,000	987,528
Sara Lee Corp.	BBB	3.88	06/15/13	750,000	774,297
					9,455,640
ENERGY (3.5%)
CenterPoint Energy Resources	BBB+	7.88	04/01/13	750,000	808,078
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,625,460
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	500,000	542,469
Enbridge, Inc.	A-	5.80	06/15/14	1,065,000	1,168,897
Kinder Morgan, Inc.	BB	5.15	03/01/15	250,000	255,000
Nabors Industries Ltd.	BBB	5.38	08/15/12	750,000	766,577
National Oilwell Varco, Inc.	BBB+	6.13	08/15/15	1,000,000	1,023,733
Noble Corp.	A-	5.88	06/01/13	1,000,000	1,059,989
Sunoco, Inc.	BB+	4.88	10/15/14	500,000	509,898
Sunoco, Inc.	BB+	5.75	01/15/17	290,000	291,399
Sunoco, Inc.	BB+	9.63	04/15/15	500,000	560,619
Transocean, Inc.	BBB-	1.50	12/15/37	1,200,000	1,179,000
Valero Energy Corp.	BBB	4.75	06/15/13	1,000,000	1,046,775
Weatherford Int’l. Ltd.	BBB	5.15	03/15/13	500,000	519,946
Weatherford Int’l. Ltd.	BBB	5.50	02/15/16	500,000	549,892
					11,907,732
FINANCIALS (14.3%)
American Express Credit Corp.	BBB+	5.88	05/02/13	1,000,000	1,051,155
Bank of America Corp.	A-	3.70	09/01/15	250,000	232,605
Bank of America Corp.	BBB+	5.75	08/15/16	500,000	464,366
Block Financial LLC	BBB	5.13	10/30/14	750,000	764,995
Block Financial LLC	BBB	7.88	01/15/13	750,000	770,863
Bunge Ltd. Finance Corp.	BBB-	5.10	07/15/15	1,000,000	1,046,667
Caterpillar Financial Services	A	6.13	02/17/14	1,000,000	1,107,177
Citigroup, Inc.	BBB+	5.63	08/27/12	1,500,000	1,522,655
CNA Financial Corp.	BBB-	5.85	12/15/14	200,000	210,743
CNA Financial Corp.	BBB-	6.50	08/15/16	1,000,000	1,081,654
Duke Realty LP	BBB-	4.63	05/15/13	500,000	511,295
ERP Operating LP	BBB+	5.38	08/01/16	500,000	543,975
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	742,000	823,277
First Horizon National Corp.	BB+	4.50	05/15/13	125,000	125,402
First Industrial LP	BB-	6.88	04/15/12	750,000	750,644
Fosters Finance Corp.†	BBB	4.88	10/01/14	500,000	533,150
General Electric Capital Corp.	AA+	5.00	01/08/16	500,000	547,064
Goldman Sachs Group, Inc.	A-	3.70	08/01/15	900,000	881,734
Harley-Davidson Funding†	BBB	5.25	12/15/12	1,000,000	1,030,323
Hartford Financial Svcs.	BBB	5.50	10/15/16	1,000,000	1,038,676
HCP, Inc.	BBB	5.65	12/15/13	500,000	525,832
HCP, Inc.	BBB	6.00	01/30/17	1,250,000	1,352,495
Health Care REIT, Inc.	BBB-	3.63	03/15/16	1,500,000	1,476,236
Heinz (H.J.) Finance Co.	BBB+	6.00	03/15/12	1,000,000	1,009,336
HSBC Finance Corp.	A	6.07	11/10/13	40,000	40,612
HSBC Finance Corp.	A	6.10	11/10/13	43,000	43,680
HSBC Finance Corp.	A	6.28	11/10/13	70,000	71,331
Jefferson-Pilot Corp.	A-	4.75	01/30/14	500,000	517,229
Kemper Corp.	BBB-	6.00	11/30/15	1,500,000	1,569,417
KeyCorp	BBB+	6.50	05/14/13	1,050,000	1,110,895
Kimco Realty Corp.	BBB+	6.00	11/30/12	1,000,000	1,029,140

Lincoln National Corp.	A-	5.65	08/27/12	400,000	408,059
Mack-Cali Realty LP	BBB	5.80	01/15/16	1,000,000	1,079,194
Markel Corp.	BBB	6.80	02/15/13	1,000,000	1,037,353
MetLife, Inc.	A-	5.00	11/24/13	250,000	266,324
Morgan Stanley	A-	4.00	07/24/15	1,000,000	937,752
Nat’l. Rural Utilities Coop.	A	7.25	03/01/12	666,000	673,003
Nissan Motor Acceptance Corp.†	BBB+	4.50	01/30/15	790,000	820,793
Odyssey Re Hldgs. Corp.	BBB-	6.88	05/01/15	250,000	271,423
Old Republic Int’l. Corp.	BBB+	3.75	03/15/18	750,000	659,063
ProLogis LP	BBB-	6.63	05/15/18	1,500,000	1,629,056
Protective Life Corp.	A-	4.88	11/01/14	1,000,000	1,062,612
Prudential Financial, Inc.	A	4.75	09/17/15	1,000,000	1,055,894
Raymond James Financial, Inc.	BBB	4.25	04/15/16	1,600,000	1,634,594
Regency Centers LP	BBB	4.95	04/15/14	500,000	522,993
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,632,488
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	1,650,000	1,626,151
Simon Property Group LP	A-	2.80	01/30/17	1,500,000	1,532,148
SLM Corp.	BBB-	5.00	10/01/13	1,500,000	1,500,000
SLM Corp.	BBB-	5.40	06/15/12	60,000	59,417
Southtrust Bank, N.A.	A+	4.75	03/01/13	250,000	258,408
Textron Financial Corp.	BB+	5.40	04/28/13	1,000,000	1,028,735
Travelers Cos., Inc.	A	5.38	06/15/12	1,000,000	1,019,290
Tyco Int’l. Finance	A-	6.00	11/15/13	675,000	731,250
Vornado Realty LP	BBB	4.25	04/01/15	1,500,000	1,552,377
Wachovia Bank, N.A.	A+	5.60	03/15/16	500,000	535,424
Zions Bancorporation	BB+	5.65	05/15/14	1,000,000	1,018,448
					48,336,872
HEALTH CARE (3.4%)
Allergan, Inc.	A+	5.75	04/01/16	500,000	578,784
Baxter International, Inc.	A+	4.63	03/15/15	250,000	276,459
Biogen Idec, Inc.	BBB+	6.88	03/01/18	1,250,000	1,510,835
Cardinal Health, Inc.	A-	5.50	06/15/13	1,000,000	1,059,999
CIGNA Corp.	BBB	2.75	11/15/16	1,500,000	1,496,714
Humana, Inc.	BBB	6.45	06/01/16	1,415,000	1,566,548
Laboratory Corp. of America	BBB+	4.63	11/15/20	400,000	422,369
Laboratory Corp. of America	BBB+	5.50	02/01/13	285,000	297,261
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	556,623
Lilly (Eli) & Co.	AA-	5.20	03/15/17	500,000	577,577
McKesson Corp.	A-	7.75	02/01/12	1,000,000	1,005,441
Medtronic, Inc.	AA-	1.63	04/15/13	1,500,000	1,511,250
UnitedHealth Group, Inc.	A-	5.50	11/15/12	750,000	778,930
					11,638,790
INDUSTRIALS (4.5%)
Avery Dennison Corp.	BBB	4.88	01/15/13	500,000	516,058
Black & Decker Corp.	A	4.75	11/01/14	500,000	543,294
Black & Decker Corp.	A	5.75	11/15/16	500,000	583,245
Burlington Northern Santa Fe	BBB+	4.30	07/01/13	500,000	522,779
Cargill, Inc.†	A	5.20	01/22/13	1,000,000	1,044,212
CSX Corp.	BBB	6.25	04/01/15	1,000,000	1,142,610
Dun & Bradstreet Corp.	A-	6.00	04/01/13	1,000,000	1,054,475
Federal Express Corp.	BBB	9.65	06/15/12	1,000,000	1,038,722
Masco Corp.	BBB-	4.80	06/15/15	500,000	496,074
Masco Corp.	BBB-	5.88	07/15/12	300,000	304,452
Pitney Bowes, Inc.	BBB+	5.25	01/15/37	1,500,000	1,528,592
Precision Castparts Corp.	A-	5.60	12/15/13	750,000	816,497
Roper Industries, Inc.	BBB-	6.63	08/15/13	1,000,000	1,071,059
Ryder System, Inc.	BBB+	6.00	03/01/13	500,000	525,724
Ryder System, Inc.	BBB+	7.20	09/01/15	1,000,000	1,181,825
Southwest Airlines Co.	BBB-	5.25	10/01/14	500,000	533,610
Southwest Airlines Co.	BBB-	5.75	12/15/16	735,000	815,336
Stanley Black & Decker, Inc.	A	4.90	11/01/12	525,000	539,777

Union Pacific Corp.	BBB+	4.88	01/15/15	500,000	548,282
Waste Management, Inc.	BBB	5.00	03/15/14	500,000	535,852
					15,342,475
INFORMATION TECHNOLOGY (2.0%)
Arrow Electronics, Inc.	BBB-	6.88	07/01/13	750,000	806,338
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	700,000	790,671
Avnet, Inc.	BBB-	6.00	09/01/15	980,000	1,056,822
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,545,132
Intuit, Inc.	BBB	5.40	03/15/12	725,000	731,127
Lexmark International, Inc.	BBB-	6.65	06/01/18	1,500,000	1,688,126
					6,618,216
MATERIALS (2.8%)
Airgas, Inc.	BBB	3.25	10/01/15	1,500,000	1,543,268
Bemis Co., Inc.	BBB	4.88	04/01/12	500,000	504,064
Cytec Industries, Inc.	BBB	6.00	10/01/15	1,000,000	1,092,846
Kinross Gold Corp.†	BBB-	3.63	09/01/16	2,000,000	1,948,568
Kinross Gold Corp.†	BBB-	5.13	09/01/21	750,000	736,064
Lubrizol Corp.	AA+	5.50	10/01/14	500,000	556,915
Rohm & Haas Co.	BBB	5.60	03/15/13	750,000	783,575
Sealed Air Corp.†	BB	5.63	07/15/13	1,000,000	1,039,261
Temple-Inland, Inc.	BBB	7.88	05/01/12	143,000	145,867
Vulcan Materials Co.	BB	6.30	06/15/13	1,000,000	1,022,780
					9,373,208
TELECOMMUNICATION SERVICES (0.7%)
BellSouth Corp.	A-	4.75	11/15/12	900,000	930,131
CenturyLink, Inc.	BB	5.00	02/15/15	1,250,000	1,264,724
					2,194,855
UTILITIES (2.7%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	569,664
Arizona Public Svc. Co.	BBB	6.50	03/01/12	500,000	504,503
Atmos Energy Corp.	BBB+	4.95	10/15/14	1,000,000	1,094,680
Black Hills Corp.	BBB-	9.00	05/15/14	2,000,000	2,266,250
Entergy New Orleans, Inc.	BBB+	5.25	08/01/13	1,000,000	1,056,517
Exelon Generation Co. LLC	BBB	5.35	01/15/14	1,000,000	1,068,146
PPL Energy Supply LLC	BBB	5.70	10/15/15	600,000	651,021
Progress Energy, Inc.	BBB	6.85	04/15/12	900,000	915,235
TransAlta Corp.	BBB	5.75	12/15/13	1,000,000	1,070,401
					9,196,417
TOTAL LONG-TERM DEBT SECURITIES (Cost: $310,282,004) 98.1%					332,068,052

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.2%)
FHLB	A-1+	0.01	02/29/12	500,000	499,996
COMMERCIAL PAPER (0.7%)
New Jersey Natural Gas	A-1	0.04	01/12/12	2,500,000	2,499,967
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,999,963) 0.9%					2,999,963

TEMPORARY CASH INVESTMENTS (2) (Cost: $670,700) 0.2%					670,700

TOTAL INVESTMENTS (Cost: $313,952,667) 99.2%					335,738,715

OTHER NET ASSETS 0.8%					2,593,894

NET ASSETS 100.0%					$338,332,609

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2011

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (10.8%)
U.S. Treasury Bond	AA+	3.50	02/15/39	8,000,000	8,998,752
U.S. Treasury Note	AA+	1.00	10/31/16	10,000,000	10,096,880
U.S. Treasury Note	AA+	2.13	08/15/21	10,000,000	10,256,250
U.S. Treasury Note	AA+	2.38	03/31/16	7,000,000	7,496,013
U.S. Treasury Note	AA+	3.50	05/15/20	13,000,000	14,955,083
U.S. Treasury Strip	AA+	0.00	08/15/18	18,000,000	16,466,737
					68,269,715
U.S. GOVERNMENT AGENCIES (32.1%)
MORTGAGE-BACKED OBLIGATIONS (29.7%)
FHARM	AA+	4.64	09/01/39	1,761,081	1,875,976
FHARM	AA+	5.22	04/01/37	905,714	964,775
FHARM	AA+	5.24	02/01/36	693,857	738,908
FHARM	AA+	5.39	04/01/37	1,006,655	1,072,373
FHARM	AA+	5.43	05/01/37	789,360	849,496
FHARM	AA+	5.77	03/01/37	518,066	560,987
FHLMC	AA+	4.00	05/01/24	827,036	868,235
FHLMC	AA+	4.00	02/01/25	1,816,710	1,907,211
FHLMC	AA+	4.00	05/01/26	1,592,903	1,672,255
FHLMC	AA+	4.00	12/15/38	500,000	535,514
FHLMC	AA+	4.00	07/01/41	2,486,264	2,611,418
FHLMC	AA+	4.50	03/01/34	1,791,347	1,905,427
FHLMC	AA+	4.50	08/01/34	1,726,935	1,835,833
FHLMC	AA+	4.50	08/15/35	554,684	603,271
FHLMC	AA+	5.00	02/01/26	418,782	452,744
FHLMC	AA+	5.00	04/15/29	2,120,596	2,372,177
FHLMC	AA+	5.50	12/15/20	1,348,553	1,374,214
FHLMC	AA+	5.50	03/01/21	475,727	516,803
FHLMC	AA+	5.50	07/01/32	1,121,609	1,222,838
FHLMC	AA+	5.50	01/15/33	912,275	990,960
FHLMC	AA+	5.50	01/15/35	617,000	681,159
FHLMC	AA+	6.00	07/15/29	697,231	746,541
FHLMC	AA+	6.00	03/15/32	758,885	846,631
FNMA	AA+	3.50	01/01/32	2,500,000	2,590,538
FNMA	AA+	4.00	05/01/19	978,996	1,041,379
FNMA	AA+	4.00	10/01/30	2,846,321	3,024,581
FNMA	AA+	4.00	01/01/31	4,088,256	4,344,296
FNMA	AA+	4.00	03/01/35	1,502,919	1,588,905
FNMA	AA+	4.00	05/01/35	1,716,519	1,814,726
FNMA	AA+	4.00	04/01/39	1,041,682	1,095,258
FNMA	AA+	4.00	11/01/40	2,302,587	2,421,013
FNMA	AA+	4.00	05/01/41	2,327,147	2,499,112
FNMA	AA+	4.50	05/01/18	767,894	822,225
FNMA	AA+	4.50	05/01/19	176,619	189,005
FNMA	AA+	4.50	06/01/19	358,565	383,710
FNMA	AA+	4.50	05/01/30	1,890,178	2,028,126
FNMA	AA+	4.50	04/01/31	2,144,782	2,301,902
FNMA	AA+	4.50	08/01/33	856,233	913,744
FNMA	AA+	4.50	08/01/33	717,477	766,116
FNMA	AA+	4.50	09/01/33	2,088,317	2,228,583
FNMA	AA+	4.50	10/01/33	1,871,669	1,997,383
FNMA	AA+	4.50	10/01/33	1,022,800	1,091,499
FNMA	AA+	4.50	05/01/34	657,271	701,213
FNMA	AA+	4.50	06/01/34	1,091,982	1,164,987
FNMA	AA+	4.50	07/01/34	1,382,079	1,474,478
FNMA	AA+	4.50	01/01/35	1,950,299	2,082,514
FNMA	AA+	4.50	08/01/35	1,774,685	1,892,223

FNMA	AA+	4.50	12/01/35	1,612,752	1,719,565
FNMA	AA+	4.50	05/01/39	2,996,257	3,190,954
FNMA	AA+	4.50	05/01/39	2,710,610	2,886,746
FNMA	AA+	4.50	05/01/40	1,890,163	2,061,223
FNMA	AA+	5.00	04/01/18	175,514	189,571
FNMA	AA+	5.00	09/01/18	760,638	821,559
FNMA	AA+	5.00	09/01/20	607,347	656,560
FNMA	AA+	5.00	10/01/20	922,399	997,140
FNMA	AA+	5.00	10/01/25	691,886	751,300
FNMA	AA+	5.00	09/01/33	3,724,868	4,028,229
FNMA	AA+	5.00	10/01/33	1,839,611	1,989,433
FNMA	AA+	5.00	11/01/33	2,390,632	2,585,330
FNMA	AA+	5.00	11/01/33	1,999,137	2,161,951
FNMA	AA+	5.00	03/01/34	549,605	594,366
FNMA	AA+	5.00	04/01/34	850,212	919,455
FNMA	AA+	5.00	04/01/34	295,885	319,982
FNMA	AA+	5.00	04/01/35	1,079,965	1,167,581
FNMA	AA+	5.00	06/01/35	685,692	741,321
FNMA	AA+	5.00	09/01/35	2,291,840	2,477,775
FNMA	AA+	5.00	11/25/35	2,500,000	2,797,913
FNMA	AA+	5.00	05/01/39	2,482,996	2,752,224
FNMA	AA+	5.00	09/25/40	1,704,270	1,916,760
FNMA	AA+	5.50	04/01/17	78,624	85,462
FNMA	AA+	5.50	05/01/17	149,045	162,007
FNMA	AA+	5.50	01/01/24	608,202	668,028
FNMA	AA+	5.50	03/01/24	1,393,369	1,529,498
FNMA	AA+	5.50	09/01/25	608,244	667,480
FNMA	AA+	5.50	11/01/26	541,606	592,868
FNMA	AA+	5.50	01/01/27	334,918	366,618
FNMA	AA+	5.50	07/01/33	1,581,952	1,729,327
FNMA	AA+	5.50	09/01/33	1,000,799	1,094,033
FNMA	AA+	5.50	10/01/33	1,447,204	1,582,025
FNMA	AA+	5.50	03/01/34	848,590	927,644
FNMA	AA+	5.50	03/01/34	426,608	466,351
FNMA	AA+	5.50	07/01/34	677,018	739,666
FNMA	AA+	5.50	09/01/34	834,029	911,727
FNMA	AA+	5.50	09/01/34	758,817	829,034
FNMA	AA+	5.50	09/01/34	290,237	317,094
FNMA	AA+	5.50	10/01/34	1,737,855	1,898,668
FNMA	AA+	5.50	02/01/35	774,760	846,452
FNMA	AA+	5.50	02/01/35	599,125	654,191
FNMA	AA+	5.50	04/01/35	886,025	967,459
FNMA	AA+	5.50	08/01/35	1,836,705	2,005,517
FNMA	AA+	5.50	07/01/36	2,650,909	2,896,211
FNMA	AA+	5.50	02/25/37	888,764	976,542
FNMA	AA+	5.50	11/01/38	785,219	845,120
FNMA	AA+	5.50	06/01/48	873,550	945,102
FNMA	AA+	6.00	03/01/17	122,405	132,537
FNMA	AA+	6.00	05/01/23	749,011	837,325
FNMA	AA+	6.00	01/01/25	455,836	508,357
FNMA	AA+	6.00	03/01/28	767,185	847,532
FNMA	AA+	6.00	04/01/32	234,021	260,869
FNMA	AA+	6.00	04/01/32	95,172	106,090
FNMA	AA+	6.00	05/01/32	690,501	769,718
FNMA	AA+	6.00	04/01/33	1,207,352	1,345,863
FNMA	AA+	6.00	11/01/34	621,390	690,542
FNMA	AA+	6.00	03/01/36	276,090	302,242
FNMA	AA+	6.00	12/01/36	797,635	879,919
FNMA	AA+	6.00	01/01/37	883,618	974,772
FNMA	AA+	6.00	03/01/37	1,047,846	1,149,066
FNMA	AA+	6.00	04/01/37	554,720	608,305

FNMA	AA+	6.00	05/01/37	480,318	526,716
FNMA	AA+	6.00	06/01/37	756,259	829,312
FNMA	AA+	6.00	07/01/37	553,221	609,773
FNMA	AA+	6.00	08/01/37	1,194,241	1,316,320
FNMA	AA+	6.00	12/01/37	575,749	634,603
FNMA	AA+	6.00	10/25/44	930,671	1,038,716
FNMA	AA+	6.00	02/25/47	1,999,674	2,260,846
FNMA	AA+	6.00	12/25/49	1,606,806	1,793,346
FNMA	AA+	6.50	09/01/16	40,152	43,984
FNMA	AA+	6.50	03/01/17	326,846	359,161
FNMA	AA+	6.50	05/01/17	19,488	21,414
FNMA	AA+	6.50	04/01/32	123,360	140,095
FNMA	AA+	6.50	05/01/32	692,336	786,258
FNMA	AA+	6.50	05/01/32	242,754	275,686
FNMA	AA+	6.50	09/01/36	463,902	512,048
FNMA	AA+	6.50	05/01/37	669,961	749,961
FNMA	AA+	6.50	07/01/37	246,405	275,829
FNMA	AA+	6.50	09/01/37	567,447	635,206
FNMA	AA+	6.50	05/01/38	800,920	895,557
FNMA	AA+	7.00	09/01/31	72,272	84,034
FNMA	AA+	7.00	11/01/31	88,818	103,274
FNMA	AA+	7.00	01/25/44	773,089	858,287
FNMA	AA+	7.50	04/01/32	95,654	112,336
FNMA	AA+	7.50	06/01/32	258,933	304,091
FNMA	AA+	8.00	03/01/31	34,559	40,599
FNMA	AA+	8.00	04/01/32	33,807	39,814
FNMA	AA+	8.00	04/01/32	33,523	39,440
GNMA (4)	AA+	3.50	09/20/33	2,611,266	2,710,275
GNMA (4)	AA+	3.50	01/20/37	1,841,035	1,908,518
GNMA (4)	AA+	4.00	08/15/41	2,696,487	2,896,955
GNMA (4)	AA+	4.00	11/15/41	1,497,232	1,608,542
GNMA (4)	AA+	4.25	06/20/36	1,455,285	1,559,839
GNMA (4)	AA+	4.29	04/15/41	1,151,016	1,236,587
GNMA (4)	AA+	4.50	02/20/20	1,680,969	1,825,554
GNMA (4)	AA+	4.50	06/20/30	426,862	470,491
GNMA (4)	AA+	4.50	06/20/34	1,526,451	1,672,609
GNMA (4)	AA+	4.50	10/15/40	3,117,089	3,400,258
GNMA (4)	AA+	4.50	10/15/40	1,845,930	2,013,622
GNMA (4)	AA+	5.00	04/15/39	2,412,690	2,675,144
GNMA (4)	AA+	5.00	06/20/39	1,982,495	2,272,084
GNMA (4)	AA+	5.00	11/15/39	1,670,508	1,852,228
GNMA (4)	AA+	5.00	06/20/40	1,467,483	1,624,411
GNMA (4)	AA+	5.00	06/20/40	1,438,614	1,592,455
GNMA (4)	AA+	6.50	04/15/31	25,545	29,615
GNMA (4)	AA+	6.50	12/15/31	121,440	140,791
GNMA (4)	AA+	6.50	05/15/32	46,089	53,433
GNMA (4)	AA+	7.00	09/15/31	33,217	38,984
GNMA (4)	AA+	7.00	09/15/31	23,771	27,899
GNMA (4)	AA+	7.00	05/15/32	13,872	16,270
Vendee Mortgage Trust (4)	AA+	5.25	01/15/32	2,015,056	2,236,072
					188,656,803
NON-MORTGAGE-BACKED OBLIGATIONS (2.4%)
FNMA	AA+	0.00	10/09/19	20,000,000	15,377,298

CORPORATE DEBT (54.3%)
CONSUMER DISCRETIONARY (6.6%)
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,285,465
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,073,539
Best Buy Co., Inc.	BBB-	6.75	07/15/13	500,000	530,149
Brinker International, Inc.	BBB-	5.75	06/01/14	2,000,000	2,109,534
Ethan Allen Interiors, Inc.	BB-	5.38	10/01/15	2,000,000	1,992,266

Expedia, Inc.	BBB-	5.95	08/15/20	3,000,000	3,025,296
Home Depot, Inc.	A-	5.40	03/01/16	2,000,000	2,309,936
Hyatt Hotels Corp.	BBB	3.88	08/15/16	2,800,000	2,862,706
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	204,456
Johnson Controls, Inc.	BBB+	4.88	09/15/13	2,500,000	2,649,608
Leggett & Platt, Inc.	BBB+	4.70	04/01/13	2,000,000	2,073,976
Marriott International, Inc.	BBB	5.63	02/15/13	2,000,000	2,085,056
Mattel, Inc.	BBB+	4.35	10/01/20	1,000,000	1,069,480
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	3,000,000	3,168,873
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,092,361
Scholastic Corp.	BB-	5.00	04/15/13	2,000,000	2,005,000
Starwood Hotels & Resorts	BB+	6.25	02/15/13	109,000	112,543
Tupperware Brands Corp.†	BBB-	4.75	06/01/21	3,000,000	3,005,973
Whirlpool Corp.	BBB-	4.85	06/15/21	1,000,000	998,248
Whirlpool Corp.	BBB-	6.50	06/15/16	2,000,000	2,181,562
					41,836,027
CONSUMER STAPLES (3.1%)
Avon Products, Inc.	BBB+	4.20	07/15/18	3,000,000	3,004,551
Beam, Inc.	BBB-	5.38	01/15/16	344,000	377,702
Clorox Co.	BBB+	5.00	03/01/13	2,000,000	2,085,926
Corn Products Int’l., Inc.	BBB	4.63	11/01/20	2,000,000	2,126,800
CVS Caremark Corp.	BBB+	6.13	08/15/16	2,000,000	2,329,384
Energizer Hldgs., Inc.†	BBB-	4.70	05/19/21	3,000,000	3,157,188
Kroger Co.	BBB	4.95	01/15/15	2,000,000	2,207,556
Ralcorp Hldgs., Inc.	BBB-	4.95	08/15/20	1,500,000	1,529,112
Safeway, Inc.	BBB	3.95	08/15/20	2,900,000	2,863,831
					19,682,050
ENERGY (5.9%)
Cameron International Corp.	BBB+	4.50	06/01/21	3,000,000	3,220,467
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,250,920
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	2,000,000	2,169,876
Enbridge, Inc.	A-	5.80	06/15/14	1,000,000	1,097,556
Kinder Morgan, Inc.	BB	5.15	03/01/15	2,000,000	2,040,000
Nabors Industries Ltd.	BBB	5.38	08/15/12	1,000,000	1,022,103
National Oilwell Varco, Inc.	BBB+	6.13	08/15/15	2,000,000	2,047,466
Noble Corp	BBB+	7.50	03/15/19	2,000,000	2,540,870
Seacor Hldgs., Inc.	BB+	7.38	10/01/19	2,775,000	2,926,865
Seariver Maritime, Inc.	AAA	0.00	09/01/12	10,000,000	9,928,800
Sunoco, Inc.	BB+	5.75	01/15/17	2,000,000	2,009,648
Transocean, Inc.	BBB-	1.50	12/15/37	3,000,000	2,947,500
Weatherford Int’l. Ltd.	BBB	5.15	03/15/13	500,000	519,946
Weatherford Int’l. Ltd.	BBB	5.50	02/15/16	1,500,000	1,649,676
					37,371,693
FINANCIALS (19.8%)
Alleghany Corp.	BBB	5.63	09/15/20	3,000,000	3,125,751
Allstate Corp.	A-	7.45	05/16/19	2,000,000	2,431,668
Ally Financial, Inc.	B+	0.00	12/01/12	10,000,000	9,400,000
American Express Credit Corp.	BBB+	5.88	05/02/13	500,000	525,578
Bank of America Corp.	A-	3.70	09/01/15	2,000,000	1,860,842
Barrick N.A. Finance LLC	A-	4.40	05/30/21	3,000,000	3,248,988
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,310,842
Block Financial LLC	BBB	5.13	10/30/14	1,750,000	1,784,988
Block Financial LLC	BBB	7.88	01/15/13	1,250,000	1,284,771
Bunge Ltd. Finance Corp.	BBB-	5.35	04/15/14	2,000,000	2,097,706
Citigroup, Inc.	BBB+	5.63	08/27/12	3,000,000	3,045,309
CNA Financial Corp.	BBB-	6.50	08/15/16	2,000,000	2,163,308
Duke Realty LP	BBB-	4.63	05/15/13	2,000,000	2,045,178
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	2,500,000	2,773,845
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	500,000	476,599
First Horizon National Corp.	BB+	4.50	05/15/13	5,000,000	5,016,095
First Industrial LP	BB-	6.88	04/15/12	2,000,000	2,001,716

Goldman Sachs Group, Inc.	A-	3.70	08/01/15	3,000,000	2,939,112
Harley-Davidson Funding†	BBB	5.25	12/15/12	500,000	515,162
Hartford Financial Svcs.	BBB	5.50	10/15/16	2,000,000	2,077,352
Hartford Financial Svcs.	BBB	5.50	03/30/20	1,000,000	1,014,923
HCP, Inc.	BBB	5.65	12/15/13	2,000,000	2,103,326
HCP, Inc.	BBB	6.00	01/30/17	1,250,000	1,352,495
Health Care REIT, Inc.	BBB-	3.63	03/15/16	500,000	492,079
Health Care REIT, Inc.	BBB-	6.13	04/15/20	2,500,000	2,590,285
Heinz (H.J.) Finance Co.	BBB+	6.00	03/15/12	2,000,000	2,018,672
HSBC Finance Corp.	A	6.07	11/10/13	100,000	101,529
HSBC Finance Corp.	A	6.24	10/10/13	70,000	70,666
JP Morgan Chase Bank NA	A	6.00	10/01/17	2,000,000	2,151,410
Kemper Corp.	BBB-	6.00	11/30/15	2,500,000	2,615,695
KeyCorp	BBB+	6.50	05/14/13	2,000,000	2,115,990
Kimco Realty Corp.	BBB+	6.00	11/30/12	1,000,000	1,029,140
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,018,777
Lincoln National Corp.	A-	5.65	08/27/12	2,000,000	2,040,294
Markel Corp.	BBB	5.35	06/01/21	1,000,000	1,047,140
Markel Corp.	BBB	6.80	02/15/13	2,000,000	2,074,706
Marsh & McLennan Cos., Inc.	BBB-	4.80	07/15/21	3,000,000	3,283,701
Morgan Stanley	A-	4.00	07/24/15	2,000,000	1,875,504
Old Republic Int’l. Corp.	BBB+	3.75	03/15/18	2,000,000	1,757,500
Pacific LifeCorp.†	BBB+	6.00	02/10/20	3,000,000	3,192,912
ProLogis LP	BBB-	6.63	05/15/18	3,000,000	3,258,111
Protective Life Corp.	A-	4.88	11/01/14	1,000,000	1,062,612
Protective Life Secured Trust	AA-	5.60	12/10/14	124,000	125,264
Protective Life Secured Trust	AA-	5.75	10/10/14	53,000	53,717
Protective Life Secured Trust	AA-	5.85	08/10/14	21,000	21,320
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,010,042
Prudential Financial, Inc.	A	4.75	09/17/15	2,000,000	2,111,788
Raymond James Financial, Inc.	BBB	4.25	04/15/16	3,150,000	3,218,106
Regency Centers LP	BBB	4.95	04/15/14	2,000,000	2,091,972
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,108,546
Retail Properties, Inc.†	A-	7.88	03/15/16	5,000,000	5,907,675
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	3,000,000	2,956,638
SLM Corp.	BBB-	5.00	10/01/13	3,150,000	3,150,000
Southtrust Bank, N.A.	A+	4.75	03/01/13	1,250,000	1,292,041
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,662,648
Travelers Cos., Inc.	A	5.38	06/15/12	500,000	509,645
Ventas Realty LP/Capital Corp.	BBB	4.75	06/01/21	3,000,000	2,895,438
Vornado Realty LP	BBB	4.25	04/01/15	3,000,000	3,104,754
Zions Bancorporation	BB+	5.65	05/15/14	2,000,000	2,036,896
					125,648,767
HEALTH CARE (6.3%)
Allergan, Inc.	A+	5.75	04/01/16	2,000,000	2,315,136
AmerisourceBergen Corp.	A-	4.88	11/15/19	2,500,000	2,803,225
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	3,000,000	3,112,704
Biogen Idec, Inc.	BBB+	6.88	03/01/18	2,500,000	3,021,670
CIGNA Corp.	BBB	2.75	11/15/16	1,000,000	997,809
CIGNA Corp.	BBB	5.38	03/15/17	2,000,000	2,190,810
Humana, Inc.	BBB	7.20	06/15/18	2,000,000	2,332,928
Laboratory Corp. of America	BBB+	4.63	11/15/20	1,000,000	1,055,922
Laboratory Corp. of America	BBB+	5.50	02/01/13	1,000,000	1,043,022
Laboratory Corp. of America	BBB+	5.63	12/15/15	1,000,000	1,113,246
McKesson Corp.	A-	7.75	02/01/12	1,750,000	1,759,522
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	3,000,000	2,989,434
Medtronic, Inc.	AA-	1.63	04/15/13	3,000,000	3,022,500
PerkinElmer, Inc.	BBB	5.00	11/15/21	3,000,000	3,035,682
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,850,000	3,042,141
UnitedHealth Group, Inc.	A-	5.50	11/15/12	2,000,000	2,077,146
WellPoint, Inc.	A-	4.35	08/15/20	2,000,000	2,160,486

Wyeth	AA	5.50	03/15/13	1,750,000	1,849,930
					39,923,313
INDUSTRIALS (3.5%)
Black & Decker Corp.	A	4.75	11/01/14	2,000,000	2,173,176
Cargill, Inc.†	A	5.00	11/15/13	500,000	534,775
CSX Corp.	BBB	6.25	04/01/15	2,000,000	2,285,220
Donnelley (R.R.) & Sons Co.	BB+	4.95	04/01/14	2,000,000	1,955,000
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	2,964,150
Masco Corp.	BBB-	5.88	07/15/12	2,000,000	2,029,682
Pentair, Inc.	BBB-	5.00	05/15/21	3,000,000	3,166,713
Pitney Bowes, Inc.	BBB+	5.25	01/15/37	3,000,000	3,057,183
Precision Castparts Corp.	A-	5.60	12/15/13	2,000,000	2,177,326
Ryder System, Inc.	BBB+	6.00	03/01/13	2,000,000	2,102,894
					22,446,119
INFORMATION TECHNOLOGY (2.4%)
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,275,637
Avnet, Inc.	BBB-	5.88	06/15/20	600,000	630,605
Avnet, Inc.	BBB-	6.00	09/01/15	2,000,000	2,156,780
Fiserv, Inc.	BBB-	4.63	10/01/20	2,770,000	2,881,354
Ingram Micro, Inc.	BBB-	5.25	09/01/17	3,000,000	3,090,264
Lexmark International, Inc.	BBB-	6.65	06/01/18	3,000,000	3,376,251
					15,410,891
MATERIALS (3.3%)
Airgas, Inc.	BBB	3.25	10/01/15	2,000,000	2,057,690
Cytec Industries, Inc.	BBB	6.00	10/01/15	2,000,000	2,185,692
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,637,973
Geon Co.	BB-	7.50	12/15/15	3,750,000	3,834,375
Kinross Gold Corp.†	BBB-	5.13	09/01/21	3,000,000	2,944,254
Lubrizol Corp.	AA+	5.50	10/01/14	2,000,000	2,227,660
Teck Resources Ltd.	BBB	4.75	01/15/22	3,000,000	3,224,676
Vulcan Materials Co.	BB	7.00	06/15/18	2,000,000	2,060,000
					21,172,320
TELECOMMUNICATION SERVICES (0.7%)
Alltel Corp.	A-	7.00	03/15/16	2,000,000	2,370,604
CenturyLink, Inc.	BB	5.00	02/15/15	2,000,000	2,023,558
					4,394,162
UTILITIES (2.7%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	569,664
Ameren Energy Generating Co.	BBB-	6.30	04/01/20	2,500,000	2,521,750
Arizona Public Svc. Co.	BBB	6.50	03/01/12	2,000,000	2,018,010
Entergy Corp.	BBB-	5.13	09/15/20	500,000	498,297
Entergy New Orleans, Inc.	BBB+	5.25	08/01/13	1,075,000	1,135,756
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,075,915
PPL Energy Supply LLC	BBB	5.40	08/15/14	2,000,000	2,158,370
Progress Energy, Inc.	A	5.25	12/15/15	2,000,000	2,291,520
UIL Hldgs. Corp.	BBB-	4.63	10/01/20	2,725,000	2,824,394
					17,093,676
SOVEREIGN DEBT (0.7%)
Sri Lanka AID	NR	6.59	09/15/28	3,676,633	4,638,256

TOTAL LONG-TERM DEBT SECURITIES (Cost: $586,373,715) 97.9%					621,921,090

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.8%)
FHLB	A-1+	0.01	02/29/12	1,800,000	1,799,985
FNMA	A-1+	0.02	04/02/12	3,000,000	2,999,843
					4,799,828
COMMERCIAL PAPER (0.5%)
New Jersey Natural Gas	A-1	0.04	01/12/12	3,000,000	2,999,960

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,799,790) 1.3%	7,799,788

TEMPORARY CASH INVESTMENTS (2) (Cost: $64,500) 0.0% (3)	64,500

TOTAL INVESTMENTS (Cost: $594,238,005) 99.2%	629,785,378

OTHER NET ASSETS 0.8%	5,313,913

NET ASSETS 100.0%	$635,099,291

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2011

Abbreviations:	FFCB = Federal Farm Credit Bank
FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

* Non-income producing security.

** Ratings as per Standard & Poor’s Corporation.

† Security is exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2011, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

	Aggregate	Percentage
	Market	of
Fund	Value	Net Assets
EQUITY INDEX FUND	$2,109,996	0.2%
ALL AMERICA FUND	$270,192	0.1%
SMALL CAP VALUE FUND	$4,075,324	1.6%
SMALL CAP GROWTH FUND	$1,999,997	0.7%
MID-CAP EQUITY INDEX FUND	$2,999,995	0.6%
COMPOSITE FUND	$356,928	0.2%
MONEY MARKET FUND	$43,989,357	43.7%
MID-TERM BOND FUND	$7,366,546	2.2%
BOND FUND	$19,734,538	3.1%

(1)          This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2011, were as follows:

							Face Value
							of Futures
					Underlying		as a % of
	Number of		Purchased (P)	Expiration	Face Amount	Unrealized	Total
Fund	Contracts	Contract Type	or Sold (S)	Date	at Value(a)	Gain(Loss)	Investments

EQUITY INDEX FUND	414	E-mini S&P 500 Stock Index	P	March 2012	$25,928,820	$(17,704)	2.8%
ALL AMERICA FUND	63	E-mini S&P 500 Stock Index	P	March 2012	$3,945,690	$(1,961)	1.6%
MID-CAP EQUITY INDEX FUND	94	E-mini S&P MidCap 400 Stock Index	P	March 2012	$8,246,620	$(3,539)	1.8%

(a)              Includes the cumulative appreciation(depreciation) of futures contracts.

(2)          The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2011 was 0.15%.

(3)          Percentage is less than 0.05%.

(4)          U.S. Government guaranteed security.

Fair Value—The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•                       Level 1 — quoted prices in active markets for identical securities.

•                       Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•                       Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2011, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2.  In addition, certain Rule 144A securities not actively traded were considered Level 3; however, there were no such securities as of December 31, 2011. Fair value inputs for all debt securities were considered Level 2.  The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2011, by fair value input hierarchy:

Fund	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investments at Market Value:
(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$900,508,881	—	—	$900,508,881
Short-Term Debt Securities	—	$26,609,374	—	$26,609,374
Temporary Cash Investments	—	$291,200	—	$291,200
	$900,508,881	$26,900,574	—	$927,409,455

All America Fund
Common Stock - Indexed	$140,676,191	—	—	$140,676,191
Common Stock - Active	$100,518,615	$270,192	—	$100,788,807
Convertible Preferred Stock	$152,650	—	—	$152,650
Short-Term Debt Securities	—	$6,599,846	—	$6,599,846
Temporary Cash Investments	—	$1,209,500	—	$1,209,500
	$241,347,456	$8,079,538	—	$249,426,994

Small Cap Value Fund
Common Stock	$243,338,244	$1,575,328	—	$244,913,572
Convertible Preferred Stock	$1,168,210	—	—	$1,168,210
Short-Term Debt Securities	—	$12,699,833	—	$12,699,833
	$244,506,454	$14,275,161	—	$258,781,615

Small Cap Growth Fund
Common Stock	$260,695,870	—	—	$260,695,870
Short-Term Debt Securities	—	$9,999,822	—	$9,999,822
	$260,695,870	$9,999,822	—	$270,695,692

Mid Cap Value Fund
Common Stock	$48,095,505	—	—	$48,095,505
Short-Term Debt Securities	—	$2,499,955	—	$2,499,955
	$48,095,505	$2,499,955	—	$50,595,460

Mid-Cap Equity Index Fund
Common Stock	$496,132,275	—	—	$496,132,275
Short-Term Debt Securities	—	$8,615,780	—	$8,615,780
Temporary Cash Investments	—	$95,900	—	$95,900
	$496,132,275	$8,711,680	—	$504,843,955

International Fund
Common Stock	$68,111,181	—	—	$68,111,181
Short-Term Debt Securities	—	$2,799,885	—	$2,799,885
	$68,111,181	$2,799,885	—	$70,911,066

Composite Fund
Common Stock	$91,724,697	—	—	$91,724,697
U.S. Government Debt	—	$9,269,087	—	$9,269,087
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$22,443,212	—	$22,443,212
Corporate Long-Term Debt	—	$30,777,459	—	$30,777,459
Short-Term Debt	—	$5,499,161	—	$5,499,161
Temporary Cash Investments	—	$786,000	—	$786,000
	$91,724,697	$68,774,919	—	$160,499,616

Retirement Income Fund
Common Stock	$23,269,089	—	—	$23,269,089

2010 Retirement Fund
Common Stock	$20,581,993	—	—	$20,581,993

2015 Retirement Fund
Common Stock	$90,937,727	—	—	$90,937,727

2020 Retirement Fund
Common Stock	$117,984,791	—	—	$117,984,791

2025 Retirement Fund
Common Stock	$109,488,990	—	—	$109,488,990

2030 Retirement Fund
Common Stock	$90,234,757	—	—	$90,234,757

2035 Retirement Fund
Common Stock	$69,051,976	—	—	$69,051,976

2040 Retirement Fund
Common Stock	$62,072,097	—	—	$62,072,097

2045 Retirement Fund
Common Stock	$75,521,779	—	—	$75,521,779

Conservative Allocation Fund
Common Stock	$66,074,626	—	—	$66,074,626

Moderate Allocation Fund
Common Stock	$182,024,015	—	—	$182,024,015

Aggressive Allocation Fund
Common Stock	$158,288,554	—	—	$158,288,554

Money Market Fund
U.S. Government Debt	—	$4,799,958	—	$4,799,958
U.S. Government Agency Short-Term Debt	—	$24,294,038	—	$24,294,038
Commercial Paper	—	$71,481,575	—	$71,481,575
Temporary Cash Investments	—	$15,600	—	$15,600
	—	$100,591,171	—	$100,591,171

Mid-Term Bond Fund
U.S. Government Debt	—	$151,449,354	—	$151,449,354
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$540,265	—	$540,265
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$46,830,174	—	$46,830,174
Corporate Debt	—	$133,248,259	—	$133,248,259
Short-Term Debt	—	$2,999,963	—	$2,999,963
Temporary Cash Investments	—	$670,700	—	$670,700
	—	$335,738,715	—	$335,738,715

Bond Fund
U.S. Government Debt	—	$68,269,715	—	$68,269,715
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$188,656,803	—	$188,656,803
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$15,377,298	—	$15,377,298
Long-Term Corporate Debt	—	$344,979,018	—	$344,979,018
Sovereign Debt	—	$4,638,256	—	$4,638,256
Short-Term Debt	—	7,799,788	—	7,799,788
Temporary Cash Investments	—	64,500	—	64,500
	—	$629,785,378	—	$629,785,378

Other Financial Instruments:*

Equity Index Fund	$(17,704)	—	—	$(17,704)
All America Fund	$(1,961)	—	—	$(1,961)
Mid-Cap Equity Index Fund	$(3,539)	—	—	$(3,539)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair Value Measurement Using Signficant Unobservable Inputs (Level 3)

for the Year Ended December 31, 2011

						Net Change in
		Change in				Unrealized Gains/(Losses)
	Balance	Unrealized	Transfers	Transfers	Balance	of Level 3 Assets Held as of
	December 31,	Gains	Into	Out of	December 31,	December 31, 2011 Included
	2010	(Losses) (a)	Level 3	Level 3 (b)	2011	in Statement of Operations
All America Fund - Active Common Stock	$329,297	—	—	$(329,297)	—	—
Small Cap Value Fund - Common Stock	$1,919,931	—	—	$(1,919,931)	—	—

(a)               Unrealized gains and losses on Level 3 securities are included in Change in Net Unrealized Appreciation (Depreciation) of Investments in the Statements of Operations.

(b)              Reflects transfers into Level 2 as a result of a security no longer being carried at a calculated fair value due to a recent trade, as further described under Security Valuation below.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the pricing service price is not the result of a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company. The Adviser uses a market approach to calculate fair value for equity securities, which are categorized as Level 3 above.  The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as financial statements, the relationship of per-share book value to the last trade price and operating information.  The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted.

Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.

Futures Contracts - The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized gain or loss on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments in the Components of Net Assets section of the Statement of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made daily.

The net change in unrealized appreciation or deprecation of futures contracts is recorded in the Statement of Operations.  When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statement of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.  The “Underlying Face Amount at Value” (appearing in the “Notes to the Summary Portfolio of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Tax Information - The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2011 for each of the funds were as follows.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$233,701,987	$42,037,604	$52,218,717	$52,636,735	$8,400,824
Unrealized Depreciation	(113,462,577)	(32,562,621)	(21,180,476)	(10,648,294)	(5,836,584)
Net	$120,239,410	$9,474,983	$31,038,241	$41,988,441	$2,564,240
Tax Cost of Investments	$807,170,045	$239,952,011	$227,743,374	$228,707,251	$48,031,220

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$85,776,468	$0	$20,251,371	$332,548	$1,226,835
Unrealized Depreciation	(48,663,794)	(7,751,322)	(7,686,117)	(15,600)	(668,500)
Net	$37,112,674	$(7,751,322)	$12,565,254	$316,948	$558,335
Tax Cost of Investments	$467,731,281	$78,662,388	$147,934,362	$22,952,141	$20,023,658

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$7,192,205	$8,608,348	$8,862,021	$7,581,335	$6,209,112
Unrealized Depreciation	(2,553,921)	(2,854,740)	(1,777,717)	(1,608,529)	(1,204,441)
Net	$4,638,284	$5,753,608	$6,904,304	$5,972,806	$5,004,671
Tax Cost of Investments	$86,299,443	$112,231,183	$102,584,685	$84,261,951	$64,047,303

	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$5,468,980	$6,594,779	$3,341,798	$13,985,412	$9,504,582
Unrealized Depreciation	(1,017,743)	(1,244,383)	(1,486,396)	(7,371,016)	(4,548,620)
Net	$4,451,237	$5,350,396	$1,855,402	$6,614,396	$4,955,962
Tax Cost of Investments	$57,620,860	$70,171,382	$64,219,223	$175,409,619	$153,332,591

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$335	$22,124,893	$36,684,215
Unrealized Depreciation	(10,116)	(338,845)	(1,136,843)
Net	$(9,781)	$21,786,048	$35,547,372
Tax Cost of Investments	$100,600,952	$313,952,667	$594,238,005

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

Attached hereto:

(a)	(1) Not applicable.

(2) Exhibit 99.CERT

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

	Exhibit 99.REPT	Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JOHN R. GREED
John R. Greed
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JOHN R. GREED
John R. Greed
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 7, 2012

By:	/s/ GEORGE L. MEDLIN
George L. Medlin
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 7, 2012